As filed with the Securities and Exchange Commission on October 27, 2017

Securities Act File No. 333-[•]
Investment Company Act File No. 811-22558

UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No.

☐   Post-Effective Amendment No.

(Check appropriate box or boxes)

BROOKFIELD INVESTMENT FUNDS

(Exact name of registrant as specified in charter)

Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
(Address of Principal Executive Offices)

Telephone Number: (212) 549-8408

(Area Code and Telephone Number)

Brian F. Hurley, Esq.

Brookfield Investment Funds
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
(Name and Address of Agent for Service)

Copies to:

Alexis I. Rieger, Esq.	Michael R. Rosella, Esq.
Brookfield Investment Funds	Paul Hastings LLP
Brookfield Place, 250 Vesey Street, 15th Floor	200 Park Avenue
New York, New York 10281-1023	New York, New York 10166

Approximate Date of Proposed Offering:  As soon as practicable after this Registration Statement is declared effective.

Title of securities being registered: Shares of beneficial interest, no par value per share, of the Registrant.

It is proposed that this filing will become effective on November 27, 2017 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

INVESTMENT MANAGERS SERIES TRUST

Center Coast MLP Focus Fund

235 West Galena Street
Milwaukee, Wisconsin 53212
1(800) 207-7108

[•], 2017

Dear Shareholder:

A Special Meeting of Shareholders of the Center Coast MLP Focus Fund (the “Acquired Fund”), a series of Investment Managers Series Trust (“IMST”), has been scheduled for [•], 2018 (the “Special Meeting”). The Special Meeting has been called to vote on a proposal to reorganize the Acquired Fund into the Center Coast Brookfield MLP Focus Fund (the “Acquiring Fund”) (the “Reorganization”), a newly created series of Brookfield Investment Funds. The Acquiring Fund is designed to be substantially similar from an investment perspective to the Acquired Fund.

If the Agreement and Plan of Reorganization and Liquidation (the “Plan”) between IMST and Brookfield Investment Funds regarding the Reorganization is approved by shareholders of the Acquired Fund, and the Reorganization is completed, all of the assets of the Acquired Fund will be transferred to the Acquiring Fund; the Acquiring Fund will assume all of the liabilities of the Acquired Fund; and each shareholder of the Acquired Fund will receive a number of full and fractional shares of each applicable designated class of the Acquiring Fund equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of such shareholder’s shares of the corresponding designated class of the Acquired Fund. It is anticipated that shareholders of Class A Shares of the Acquired Fund will receive Class A Shares of the Acquiring Fund, shareholders of Class C Shares of the Acquired Fund will receive Class C Shares of the Acquiring Fund, and shareholders of Institutional Class Shares of the Acquired Fund will receive Class Y Shares of the Acquiring Fund. Class T Shares of the Acquired Fund have never been issued.  The Acquired Fund would then be dissolved.

The Acquiring Fund is a newly organized fund that will commence operation upon the closing of the Reorganization of the Acquired Fund. The Reorganization is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Board of Trustees of IMST will consider additional actions with respect to the Acquired Fund.

If the Reorganization is approved by shareholders of the Acquired Fund and the Reorganization is consummated, Brookfield Investment Management Inc. (“Brookfield”) will serve as the investment adviser for the Acquiring Fund. The investment objective of the Acquiring Fund and the Acquired Fund are the same and the policies and strategies are substantially similar, as further described in the attached Joint Proxy Statement/Prospectus.

After careful consideration, for the reasons discussed in the attached Joint Proxy Statement/Prospectus, and based on the recommendations of the Acquired Fund’s investment adviser, Liberty Street Advisors, Inc., the Board of Trustees of IMST has approved the Reorganization and the solicitation of the Acquired Fund’s shareholders with respect to the Plan.

Shareholders are also being asked to ratify the selection of Tait, Weller & Baker LLP as the Acquired Fund’s independent registered public accounting firm.

The attached Joint Proxy Statement/Prospectus is designed to give you more information about the proposals. If you have any questions regarding the proposals to be voted on, please do not hesitate to call [•]. If you were a shareholder of record of the Acquired Fund as of the close of business on [•], 2017, the Record Date for the Special Meeting, you are entitled to vote on the proposals at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by calling the toll-free number, voting through the Internet, or filling out and signing the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may also vote your shares at the Internet address provided on your proxy card. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of IMST at the address noted in the Joint Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider this important proposal and for your continuing investment.

Sincerely,

/s/ [•]

[•]
[•]
[•]

Please submit your proxy now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card(s), date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you authorize a properly executed proxy but do not indicate how you wish your shares of common stock to be voted, your shares will be voted “For” each proposal. If your shares are held through a broker, bank or other nominee, you must provide voting instructions to your broker, bank or other nominee about how to vote your shares in order for your broker, bank or other nominee to vote your shares of common stock at the Special Meeting.

[•], 2017

IMPORTANT NOTICE
TO SHAREHOLDERS OF
INVESTMENT MANAGERS SERIES TRUST

Center Coast MLP Focus Fund

QUESTIONS & ANSWERS

Although we recommend that you read the entire Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of the proposals that will be voted on. Please vote promptly as your vote is important.

Question:  What is this document and why did you send it to me?

Answer:  The attached document is a proxy statement to solicit votes from shareholders of Center Coast MLP Focus Fund (the “Acquired Fund”), a series of Investment Managers Series Trust (“IMST”), at the special meeting of the Acquired Fund’s shareholders (“Special Meeting”), and a registration statement for Center Coast Brookfield MLP Focus Fund (the “Acquiring Fund”), a new series of Brookfield Investment Funds.

The Joint Proxy Statement/Prospectus is being provided to you in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization and Liquidation between IMST and Brookfield Investment Funds (the form of which is attached as Appendix A) (the “Plan”) regarding the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”). The Joint Proxy Statement/Prospectus contains the information that shareholders of the Acquired Fund should know before voting on this proposal.

Approval of the shareholders of the Acquired Fund is needed in order to proceed with the Reorganization. The Special Meeting will be held on [•], 2018 to consider the proposals. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Board of Trustees of IMST will consider what further actions to take, which may include the liquidation of the Acquired Fund. We are sending this document to you for your use in deciding whether to approve the Reorganization. This document includes a Notice of Special Meeting of Shareholders, the Joint Proxy Statement/Prospectus and a proxy card.

Shareholders are also being asked to ratify the selection of Tait, Weller & Baker LLP as the Acquired Fund’s independent registered public accounting firm.

Question: What is the purpose of the Reorganization?

Answer: The Acquired Fund currently operates as a separate series of IMST. Currently, Liberty Street Advisors, Inc. (“LSA”) is the investment adviser, and Center Coast Capital Advisors, LP (“Center Coast”) is the sub-adviser, to the Acquired Fund. The investment objective of the Acquired Fund and the Acquiring Fund are the same and their policies and strategies are substantially similar. After the Reorganization of the Acquired Fund, LSA and Center Coast will not serve as investment adviser and sub-adviser, respectively, to the Acquired Fund. Brookfield Investment Management Inc. (“Brookfield”), an investment adviser unaffiliated with LSA, is the Acquiring Fund’s investment adviser. The Acquiring Fund is a newly organized fund created for the purpose of this Reorganization. Brookfield intends to acquire Center Coast (such transaction, the “Center Coast Acquisition”), and the current Center Coast portfolio managers, who are responsible for the day-to-day portfolio management of the Acquired Fund, will become employees of Brookfield and continue to provide the day-to-day portfolio management services to the Acquiring Fund following the Reorganization.

Brookfield intends to acquire certain assets from and assume certain liabilities of LSA and its marketing affiliate, HRC Fund Associates, LLC (such transaction, the “LSA Asset Purchase”), in connection with the Center Coast Acquisition.  The assets to be acquired by Brookfield in the LSA Asset Purchase are those

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related to (i) LSA’s business of providing investment management, investment advisory and related services to the Acquired Fund, and (ii) HRC Fund Associates, LLC’s business of wholesaling the Fund and certain other advisory services and products of Center Coast to national brokerage houses and financial professional intermediaries, together with certain other marketing and investor relations support services by HRC Fund Associates, LLC and/or its affiliate HRC Portfolio Solutions, LLC, on behalf of Center Coast, and other products of Center Coast.  In connection with the Center Coast Acquisition and the LSA Asset Purchase, LSA and Brookfield recommended that the Board of Trustees of IMST approve the Reorganization so that, if approved by the shareholders of the Acquired Fund, the Acquired Fund will be transferred to Brookfield Investment Funds, a registered investment company that currently has five series for which Brookfield serves as investment adviser.

LSA and Brookfield recommended the reorganization of the Acquired Fund in connection with the Center Coast Acquisition and the LSA Asset Purchase because LSA and Brookfield believed that if those transactions and the Reorganization were consummated, the Acquired Fund would benefit from the increased scale and broader operations of Brookfield, as the investment adviser, as well as from Brookfield’s relationships as a wholly-owned subsidiary of Brookfield Asset Management Inc., a global manager managing $250 billion of real assets; from the significant experience, knowledge and research network that Brookfield Asset Management Inc. would bring to the Acquired Fund’s portfolio management personnel; and from the Acquired Fund’s increased access to institutional investors in light of Brookfield’s strong institutional sales network.  In addition, LSA indicated its belief that the LSA Asset Purchase would also help provide continuity in the servicing of the Acquired Fund’s shareholders through their financial intermediaries, and could potentially continue to promote the growth of the Acquiring Fund and the maintenance of important business relationships with key strategic mutual fund distribution platforms.

IMST is not affiliated with Brookfield Investment Funds. IMST and Brookfield Investment Funds have different Boards of Trustees. Custody, administration, accounting, transfer agency, distribution services, and other services (“Third Party Service Arrangements”) are provided to Brookfield Investment Funds by U.S. Bank National Association (custodian), Brookfield (administrator), U.S. Bancorp Fund Services, LLC (sub-administrator, fund accountant, transfer agent, and dividend disbursing agent), and Quasar Distributors, LLC (distributor). Third Party Service Arrangements are provided to the Acquired Fund by UMB Fund Services, Inc. and Mutual Fund Administration, LLC (together, the co-administrators), LSA (investment adviser and shareholder service provider), UMB Fund Services, Inc. (fund accountant, transfer agent, and dividend disbursing agent), UMB Bank, n.a. (custodian), and Foreside Fund Services, LLC (distributor).

Question: How will the Reorganization work?

Answer: Subject to the approval of the shareholders of the Acquired Fund, pursuant to the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. The Acquired Fund will then liquidate by distributing the shares it receives from the Acquiring Fund to the shareholders of the Acquired Fund. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization each shareholder will hold a number of full and fractional shares of the Acquiring Fund equal in aggregate value on a class-by-class basis at the time of the exchange to the aggregate value of such shareholder’s shares of the corresponding class or classes of the Acquired Fund immediately prior to the Reorganization.

If the Plan is carried out as proposed with respect to the Acquired Fund, the transaction is not expected to result in the recognition of gain or loss by either the Acquired Fund or its shareholders for federal income tax purposes. Please refer to the Joint Proxy Statement/Prospectus for a detailed explanation of the proposals. The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Acquired Fund share class you currently own:

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund*
Class A Shares	Class A Shares
Class C Shares	Class C Shares
Class Y Shares	Institutional Class Shares

*              Class T Shares of the Acquired Fund have never been issued.

If the Plan is approved by shareholders of the Acquired Fund at the Special Meeting, the Reorganization presently is expected to be effective after the close of business on or about [•], 2018.

Question: How will this affect my investment?

Answer:  Following the Reorganization, you will be a shareholder of the Acquiring Fund, which has the same investment objective and substantially similar investment strategies and policies as the Acquired Fund. The Acquiring Fund will be managed in the same way as the Acquired Fund. The primary differences will be (1) the investment adviser to the Acquiring Fund, (2) the service providers that provide Third Party Service Arrangements to the Acquiring Fund, (3) the Acquiring Fund will be a series of Brookfield Investment Funds instead of IMST, and (4) the Acquiring Fund will be governed by a different Board of Trustees than the Acquired Fund.

You will receive shares of the Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of your shares of the Acquired Fund immediately prior to the Reorganization. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Acquired Fund will not be diluted. The Reorganization is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes.

Question: How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Acquired Fund?

Answer: The Acquiring Fund’s contractual advisory fee of 1.00% of its average daily net assets is equal to the contractual advisory fee of the Acquired Fund. Following the Reorganization, the net annual fund operating fees and expenses of each class of shares of the Acquiring Fund are expected to be the same as those of the corresponding class of the Acquired Fund.

Pursuant to the expense limitation agreement (the “Expense Limitation Agreement”), Brookfield has agreed to waive its fees and/or reimburse expenses for two years following the closing date of the Reorganization so that the total annual operating expense ratio on net assets of the Acquiring Fund (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, such as deferred income tax expenses, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Acquiring Fund’s business) will not exceed 1.46% for Class A Shares, 2.21% for Class C Shares, 1.21% for Class I Shares, 1.46% for Class T Shares and 1.21% for Class Y Shares, which in each case is equivalent to the total annual operating expense ratio for the corresponding Class of the Acquired Fund for the twelve months ended November 30, 2016, of the Acquired Fund. The Expense Limitation Agreement may not be discontinued prior to the expiration of the two-year period unless authorized by the Board of Trustees of the Acquiring Fund or the Acquiring Fund’s investment advisory agreement terminates. Thereafter, this arrangement may only be terminated or amended to increase the expense cap, provided that in the case of a termination by Brookfield, Brookfield will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

Question: What is the tax impact on my investment?

Answer: The Reorganization is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders or by the Acquiring Fund for federal income tax purposes. As a condition to the closing of the Reorganization, the Acquiring Fund and the Acquired Fund will obtain an opinion of counsel regarding certain tax consequences to shareholders, the Acquired Fund, and the Acquiring Fund. This opinion will be filed with the SEC after the close of the Reorganization and will be available on the SEC’s website at www.sec.gov.

Question: What will happen if the Reorganization is not approved?

Answer: If the shareholders of the Acquired Fund do not approve the proposed Reorganization of the Acquired Fund, then the Reorganization will not be implemented. In such case, the Board of Trustees of IMST will consider what further actions to take with respect to the Acquired Fund, which may include the liquidation of the Acquired Fund or the appointment of Brookfield as the investment adviser of the Acquired Fund, subject to shareholder approval.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposals can be acted upon. Your immediate response on the enclosed proxy card (or by telephone or Internet) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question: What action has the Board of Trustees of IMST taken?

Answer: After careful consideration and upon recommendation of LSA, the Board of Trustees of IMST has approved the Reorganization and authorized the solicitation of proxies “FOR” the proposals.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: Brookfield, LSA and certain affiliates of LSA, and Center Coast will incur the costs relating to the Reorganization, including the costs relating to the Special Meeting and the Joint Proxy Statement/Prospectus. The Acquired Fund will not incur any expenses in connection with the Reorganization.

Question: How do I cast my vote?

Answer: You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Question: Who do I call if I have questions?

Answer: Please call [•] if you have any questions regarding the Reorganization. Representatives are available Monday through Friday 8:00 a.m. to 5:30 p.m. Eastern Time.

Please authorize your proxy now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card(s), date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares of common stock to be voted, your shares will be voted “FOR” each proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares of beneficial interest at the Special Meeting.

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[•], 2017

INVESTMENT MANAGERS SERIES TRUST

Center Coast MLP Focus Fund

235 West Galena Street
Milwaukee, Wisconsin 53212
1(800) 207-7108

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [•], 2018

Investment Managers Series Trust, a Delaware statutory trust (“IMST”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of Center Coast MLP Focus Fund, a series of IMST (the “Acquired Fund”), on [•], 2018, at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, at [•] Pacific Time. At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the following proposal:

1. The Proposed Reorganization of the Acquired Fund

Approval of an Agreement and Plan of Reorganization and Liquidation providing for (i) the transfer of all of the assets of the Acquired Fund to the Center Coast Brookfield MLP Focus Fund (the “Acquiring Fund”), a newly created series of Brookfield Investment Funds, in exchange for (a) shares of each class of shares of the Acquiring Fund corresponding to a class of shares of the Acquired Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding designated class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of each applicable class of the Acquiring Fund in proportion to their respective holdings of shares of the corresponding designated class of the Acquired Fund.

2.  Ratification of Independent Registered Public Accounting Firm.

Ratification of the selection of Tait, Weller & Baker LLP as the Acquired Fund’s independent registered public accounting firm for the current fiscal year.

3. Other Business.

To transact such other business as may properly come before the Special Meeting.

*****

Only shareholders of record of the Acquired Fund at the close of business on [•], 2017, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting.” Whether or not you expect to attend the Special Meeting, please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, by calling the toll-free number on your proxy card to vote by telephone, or by voting through the Internet. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of IMST at the address noted in the Joint Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

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[•]

[•]

[•]

[•]

YOUR VOTE IS IMPORTANT.

PLEASE AUTHORIZE YOUR PROXY TO VOTE BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD(S) OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

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THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JOINT PROXY STATEMENT/PROSPECTUS

[•], 2017

FOR THE REORGANIZATION OF

Center Coast MLP Focus Fund,

a series of Investment Managers Series Trust

235 West Galena Street

Milwaukee, Wisconsin 53212

INTO

Center Coast Brookfield MLP Focus Fund,

a series of Brookfield Investment Funds

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

This Joint Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Investment Managers Series Trust (“IMST”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of Center Coast MLP Focus Fund, a series of IMST (the “Acquired Fund”), to be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, on [•], 2018 at [•] Pacific Time. At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the following proposals:

1.              Approval of an Agreement and Plan of Reorganization and Liquidation providing for (i) the transfer of all of the assets of the Acquired Fund to the Center Coast Brookfield MLP Focus Fund (the “Acquiring Fund”), a newly created series of Brookfield Investment Funds, in exchange for (a) shares of each class of shares of the Acquiring Fund corresponding to a class of shares of the Acquired Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding designated class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of each applicable class of the Acquiring Fund in proportion to their respective holdings of shares of the corresponding designated class of the Acquired Fund.

2.              Ratification of the selection of Tait, Weller & Baker LLP as the Acquired Fund’s independent registered public accounting firm for the current fiscal year.

3.              The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to IMST, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

The Acquired Fund, a series of IMST, is an open-end management investment company registered with the

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U.S. Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. The Acquiring Fund, a newly created series of Brookfield Investment Funds, is also an open-end management investment company registered with the SEC and organized as a Delaware statutory trust.

The following Acquired Fund documents have been filed with the SEC and are incorporated by reference into this Joint Proxy Statement/Prospectus (which means these documents are considered legally to be part of this Joint Proxy Statement/Prospectus):

•                  Prospectus dated April 1, 2017 and Statement of Additional Information dated April 1, 2017 of the Acquired Fund (Accession No. 0001398344-17-004222);

•                  Annual Report to Shareholders of the Acquired Fund for the fiscal year ended November 30, 2016 (Accession No. 0001398344-17-001595); and

•                  Semi-Annual Report to Shareholders of the Acquired Fund for the period ended May 31, 2017 (Accession No. 0001398344-17-009929).

The Acquired Fund’s Prospectus dated April 1, 2017, and Annual Report to Shareholders for the fiscal year ended November 30, 2016, containing audited financial statements, have been previously mailed to shareholders. In addition, the Acquired Fund’s Semi-Annual Report to Shareholders for the period ended May 31, 2017 was previously mailed to shareholders.  Copies of these documents are available upon request and without charge by writing to IMST or by calling (800) 207-7108.

Because the Acquiring Fund has not yet commenced operations as of the date of this Joint Proxy Statement/Prospectus, no annual or semi-annual report is available for the Acquiring Fund at this time.

This Joint Proxy Statement/Prospectus sets forth the basic information you should know before voting on the applicable proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated [•], 2017 relating to this Joint Proxy Statement/Prospectus. This Joint Proxy Statement/Prospectus will be mailed to shareholders on or about [•], 2017.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on [•], 2018.

[This Joint Proxy Statement/Prospectus is available on the Internet at https://www.brookfieldim.com. You may request a copy by mail by writing to (Center Coast Brookfield MLP Focus Fund), Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, or by telephone at [1-855-777-8001]. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call [1-855-777-8001]. Representatives are available Monday through Friday 8:00 a.m. to 5:30 p.m. Eastern Time.]

Date: [•], 2017

The date of this Joint Proxy Statement/Prospectus is [•], 2017.

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TABLE OF CONTENTS

I.	PROPOSAL 1 - TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION		1

	A.	Overview	1

	B.	Comparison of Fee Tables and Expense Examples	4

	C.	Comparison of Investment Objective Strategies, and Risks	7

	D.	Comparison of Investment Restrictions	21

	E.	Comparison of the Investment Advisory Agreement	23

	F.	Comparison of Distribution and Purchase and Redemption Procedures	25

	G.	Key Information About The Reorganization	41

		1. Agreement and Plan of Reorganization and Liquidation	41

		2. Description of the Acquiring Fund’s Shares	42

		3. Board Considerations Relating to the Proposed Reorganization	43

		4. Federal Income Tax Consequences	44

		5. Comparison of Forms of Organization and Shareholder Rights	45

		6. Capitalization	47

		7. Section 15(f) of the 1940 Act	47

	H.	Additional Information about the Funds	48

		1. Past Performance of the Acquired Fund	48

	I.	Annual Total Return for Institutional Class Shares of the Acquired Fund	49

	J.	Portfolio Turnover	50

	K.	Trustees and Services Providers for the Acquired Fund and Acquiring Fund	50

		1. Trustees of Brookfield Investment Funds	50

		2. Trustees of IMST	50

		3. Service Providers	50

II.	PROPOSAL 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM		51

III.	VOTING INFORMATION AND REQUIREMENTS		52

	A.	General Information	52

		1. How to Vote	52

		2. Quorum	53

		3. Vote Required	53

		4. Adjournments	53

		5. Effect of Abstentions and Broker “Non-Votes”	53

	B.	Method and Cost of Solicitation	54

	C.	Right to Revoke Proxy	54

	D.	Voting Securities and Principal Holders	54

	E.	Interest of Certain Persons in the Transaction	55

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IV.	MISCELLANEOUS INFORMATION		56

	A.	Other Matters	56

	B.	Next Meeting of Shareholders	56

	C.	Legal Matters	56

	D.	Auditors	56

	E.	Information Filed with the SEC	56

V.	OTHER INFORMATION		57

APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION			A-1

APPENDIX B — MORE INFORMATION ABOUT THE CENTER COAST BROOKFIELD MLP FOCUS FUND			B-1

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I.                                        PROPOSAL 1 - TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

A.                                    Overview

On [•], Brookfield Investment Management Inc. (“Brookfield”) entered into agreements with Liberty Street Advisors, Inc. (“LSA”) and Center Coast Capital Advisors, LP (“Center Coast”) to, among other things, provide for the acquisition of all of the assets of the Center Coast MLP Focus Fund (the “Acquired Fund”) by the Center Coast Brookfield MLP Focus Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”) solely in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the issuance and delivery by the Acquiring Fund of shares of beneficial interest (“Shares”) of the Acquiring Fund of each class corresponding to an outstanding class of the Acquired Fund. In connection with the acquisition, it is proposed that the Acquired Fund, which is currently advised by LSA and sub-advised by Center Coast, be reorganized into the Acquiring Fund.

The Acquired Fund currently operates as a series of Investment Managers Series Trust (“IMST”), a Delaware statutory trust. Currently, LSA is the investment adviser, and Center Coast is the sub-adviser, to the Acquired Fund. LSA has recommended that the Acquired Fund be reconstituted as a series of Brookfield Investment Funds, with Brookfield providing investment management services to the Acquiring Fund.

Based on the recommendation of LSA, the investment adviser for the Acquired Fund, the Board of the Acquired Fund has called the Special Meeting to ask shareholders to consider and vote on the proposed reorganization (the “Reorganization”) of the Acquired Fund into the Acquiring Fund, a newly created series of Brookfield Investment Funds, a Delaware statutory trust.  The Board of the Acquired Fund (including a majority of the Independent Trustees, meaning those Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) believes that the Reorganization is in the best interests of the Acquired Fund and its shareholders. The Board of the Acquired Fund considered and approved the Reorganization at a meeting held on June 14, 2017, subject to the approval of the Acquired Fund’s shareholders.

In order to reconstitute the Acquired Fund under Brookfield Investment Funds, a similar corresponding fund, referred to as the “Acquiring Fund,” has been created as a new series of Brookfield Investment Funds. If shareholders approve the Reorganization, then all of the assets and liabilities of the Acquired Fund will be acquired by the Acquiring Fund and your shares of the Acquired Fund will be converted into shares of the Acquiring Fund.

The investment objectives of the Acquired Fund and the Acquiring Fund are the same and their policies and strategies are substantially similar. After the Reorganization of the Acquired Fund, LSA and Center Coast will not serve as investment adviser and sub-adviser, respectively, to the Acquired Fund and Brookfield will serve as the Acquiring Fund’s investment adviser.  Brookfield intends to acquire Center Coast (such transaction, the “Center Coast Acquisition”), and the current Center Coast portfolio managers, who are responsible for the day-to-day portfolio management of the Acquired Fund, will become employees of Brookfield and continue to provide the day-to-day portfolio management services to the Acquiring Fund following the Reorganization.

Brookfield Investment Funds and IMST have different Boards of Trustees. Additionally, the Acquiring Fund and Acquired Fund will have different investment advisers and third party service providers:

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund
Investment Adviser and Administrator: Brookfield Investment Management Inc. Brookfield Place 250 Vesey Street, 15th Floor New York, New York 10281-1023	Investment Adviser and Shareholder Service Provider: Liberty Street Advisors, Inc. 100 Wall Street, 20th Floor New York, New York 10005
Sub-Adviser: N/A	Sub-Adviser: Center Coast Capital Advisors, LP 1600 Smith Street, Suite 3800 Houston, Texas 77002

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund
Sub-Administrator: U.S. Bancorp Fund Services, LLC 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202	Co-Administrators: UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212 Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740
Distributor: Quasar Distributors, LLC 777 East Wisconsin Avenue, 6th Floor Milwaukee, WI 53202	Distributor: Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent and Dividend Disbursing Agent: U.S. Bancorp Fund Services, LLC 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202	Transfer Agent and Dividend Disbursing Agent: UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Fund Accountant: U.S. Bancorp Fund Services, LLC 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202	Fund Accountant: UMB Fund Services, Inc. 235 West Galena Street Milwaukee, Wisconsin 53212
Custodian: U.S. Bank National Association 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212	Custodian: UMB Bank, n.a. 928 Grand Boulevard Kansas City, Missouri 64106
Independent Registered Public Accounting Firm: [•]	Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP 1818 Market Street, Suite 2400 Philadelphia, Pennsylvania 19103
Legal Counsel: Paul Hastings LLP 200 Park Avenue New York, New York 10166	Legal Counsel: Morgan, Lewis & Bockius LLP 300 South Grand Avenue, 22nd Floor Los Angeles, California 90071

The Reorganization is intended to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by Brookfield Investment Funds and IMST of an opinion to such effect from tax counsel to Brookfield Investment Funds. If the Reorganization so qualifies, it is expected that the Acquired Fund and the shareholders will not recognize any gain or loss for federal income tax purposes on the transfer of assets, the assumption of liabilities, and the receipt of Acquiring Fund shares in the Reorganization.

Furthermore, the Acquired Fund will not pay for the costs of the Reorganization and the Special Meeting. Brookfield, LSA and certain affiliates of LSA, and Center Coast will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Joint Proxy Statement/Prospectus and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, Brookfield also may solicit proxies, without special compensation, by telephone or otherwise.

LSA and Brookfield recommended the reorganization of the Acquired Fund in connection with the Center Coast Acquisition and the pending acquisition by Brookfield of certain assets, and the assumption of certain liabilities, from LSA and its marketing affiliate, HRC Fund Associates, LLC (such transaction, the “LSA Asset Purchase”), because LSA and Brookfield believed that if those transactions and the Reorganization were consummated, the Acquiring Fund would benefit from the increased scale and broader operations of Brookfield, as the Acquiring Fund’s investment adviser, as well as from Brookfield’s relationships as a wholly-owned subsidiary of Brookfield Asset Management Inc., a global manager managing $250 billion of real assets; from the significant experience, knowledge and research network that Brookfield Asset Management Inc. would bring to the Fund’s portfolio management personnel; and from the Fund’s increased access to institutional investors in light of Brookfield’s strong institutional sales network.  In addition, LSA indicated its belief that the LSA Asset Purchase would also help provide continuity in the servicing of the Acquiring Fund’s shareholders through their financial intermediaries, and could potentially continue to promote the growth of the Acquiring Fund and the maintenance of important business relationships with key strategic mutual fund distribution platforms.

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The Board of IMST, including a majority of the Trustees who are not interested persons of the Acquired Fund, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the proposed Reorganization. In approving the Reorganization, the Board considered, among other things, that: (1) the Reorganization was recommended by LSA; (2) the investment objectives of the Acquired Fund and the Acquiring Fund are the same and their policies and strategies are substantially similar; (3) the current portfolio managers of the Acquired Fund will continue to provide the day-to-day portfolio management of the Acquiring Fund as employees of Brookfield; (4) the Reorganization would allow Acquired Fund shareholders who wish to continue to invest in a mutual fund managed in substantially the same manner as the Acquired Fund to do so; (5) the investment advisory fee for the Acquired Fund and the Acquiring Fund are the same; (6) Brookfield has agreed for a period of two years from the date of the Reorganization that the fees and expenses attributable to the Class A, Class C, Class I, Class T, and Class Y Shares of the Acquiring Fund will be capped at levels that are no higher than the current fee and expense cap levels of the corresponding classes of the Acquired Fund, as applicable; (7) the Acquired Fund will not bear the cost of the Reorganization; and (8) the Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Code.

Based on LSA’s recommendation, the Board of the Acquired Fund approved the solicitation of the shareholders of the Acquired Fund to vote “FOR” the approval of the Agreement and Plan of Reorganization and Liquidation (the “Plan”), the form of which is attached to this Joint Proxy Statement/Prospectus in Appendix A.

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B.                                    Comparison of Fee Tables and Expense Examples

The following table shows the fees and expenses for the Acquired Fund as of November 30, 2016. As the Acquiring Fund has not yet commenced operations as of the date of this Joint Proxy Statement/ Prospectus, the fees and expenses shown for the Acquiring Fund are based on estimated amounts that the Acquiring Fund would have incurred during the twelve months ended September 30, 2017 on a pro forma basis.  Actual expenses for the Acquiring Fund after the Reorganization may be higher or lower.

The Acquired Fund has four classes of shares, Class A, Class C, Class T,* and Institutional Class Shares. Upon the closing of the Reorganization, Class A, Class C, and Institutional Class Shares of the Acquired Fund would be exchanged on a tax-free basis for Class A, Class C, and Class Y Shares, respectively, of the Acquiring Fund with the same aggregate value. The Acquiring Fund will offer five classes of shares, Class A, Class C, Class I, Class T,** and Class Y.

*                                         Class T Shares of the Acquired Fund have never been issued.

**                                  Class T Shares of the Acquiring Fund are not offered for sale as of the date of this Joint Proxy Statement/Prospectus.

	Acquired Fund		Acquiring Fund	Acquired Fund		Acquiring Fund		Acquiring Fund
	CLASS A SHARES		CLASS A SHARES	CLASS C SHARES		CLASS C SHARES		CLASS I SHARES
SHAREHOLDER FEES (fees paid directly from your investment):			Pro Forma			Pro Forma		Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75	%(1)	4.75%	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original costs of shares redeemed)	1.00	%(2)	None (3)	1.00	%(4)	1.00	%(4)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management fees	1.00%		1.00%	1.00%		1.00%		1.00%
Distribution and/or Service (Rule 12b-1) Fees	0.25%		0.25%	1.00%		1.00%		None
Other Expenses(5)	0.21%		0.21%	0.21%		0.21%		0.21%
Deferred Income Tax Expense(6)	5.61%		5.61%	5.61%		5.61%		5.61%
Total Annual Fund Operating Expenses(7)	7.07%		7.07%	7.82%		7.82%		6.82%

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	Acquired Fund	Acquiring Fund	Acquired Fund	Acquiring Fund
		CLASS T	INSTITUTIONAL	CLASS Y
	CLASS T SHARES	SHARES	CLASS SHARES	SHARES
SHAREHOLDER FEES (fees paid directly from your investment):		Pro Forma		Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original costs of shares redeemed)	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	None	None
Other Expenses(5)	0.21%	0.21%	0.21%	0.21%
Deferred Income Tax Expense(6)	5.61%	5.61%	5.61%	5.61%
Total Annual Fund Operating Expenses(7)	7.07%	7.07%	6.82%	6.82%

(1)         For the Acquired Fund, no initial sales charge applies on investments of $1 million or more.

(2)         For the Acquired Fund, no sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within twelve months of the date of purchase.

(3)         For the Acquiring Fund, no sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Acquiring Fund will impose a CDSC of 1.00% on certain redemptions made within eighteen months of purchase.

(4)         For the Acquired Fund and Acquiring Fund, no sales charge applies on investments, but a CDSC of 1.00% will be imposed on certain redemptions of shares within twelve months of the date of purchase.

(5)         For the Acquired Fund, other expenses for Class A, Class C and Institutional Class Shares have been restated to reflect current fees, and other expenses for Class T Shares are estimated for the current fiscal year, based on current fees for the existing share classes.  For the Acquiring Fund, other expenses are based on estimated amounts for the first fiscal year.

(6)         The Acquiring Fund is the accounting successor of the Acquired Fund.  Both the Acquiring Fund and Acquired Fund are treated as “C” corporations for U.S. federal income tax purposes and, unlike traditional mutual funds, the Funds generally are and will be subject to U.S. federal and state and local income tax on their taxable income.  Each Fund accrues a deferred tax liability (or asset) for its future tax liability associated with the unrealized appreciation (or depreciation) of its investments in excess of their cost basis as adjusted for the distributions received by such Fund on equity securities of master limited partnerships considered to be a return of capital and for any realized gains (or losses) and net operating income (or loss).  Each Fund’s accrued deferred tax liability (or asset), if any, is reflected each day in that Fund’s net asset value per share.  Deferred income tax expense (benefit) for a given period represents an estimate of that Fund’s potential tax expense if it were to recognize the unrealized gains (losses) in the portfolio and/or if it were to realize gains (or losses) on the portfolio and/or incur a net operating gain (loss).  An estimate of deferred tax expense (benefit) is dependent upon such Fund’s realized and unrealized gains (losses) on investments and on its net investment income (loss).  Accordingly, such deferred tax expenses (benefits) may vary greatly from year to year and from day to day depending on the nature of such

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Fund’s investments, the performance of those investments and general market conditions.  Therefore, any estimate of deferred income tax expense (benefit) cannot be reliably predicted from year to year.  For the Acquired Fund’s fiscal year ended November 30, 2016, the Acquired Fund had a deferred tax benefit resulting from realized losses on investments and a net investment loss, of approximately $113.2 million (net of a valuation allowance of $15.8 million), and accrued approximately $241.8 million in deferred tax expenses related to unrealized appreciation on investments, resulting in a net deferred tax expense of approximately $128.6 million.

(7)         LSA has contractually agreed to waive its fees and/or reimburse operating expenses of the Acquired Fund to ensure that total annual fund operating expenses (excluding front end or contingent deferred sales loads, taxes such as deferred income tax expenses, leverage interest, brokerage commissions, or extraordinary expenses) do not exceed 1.50%, 2.25%, 1.50% and 1.25% of average daily net assets of the Class A Shares, Class C Shares, Class T Shares and Institutional Class Shares, respectively. For the Acquired Fund’s fiscal year ended November 30, 2016, such fee waivers or expense reimbursements were not necessary as total annual fund expenses (excluding deferred income tax expenses) were 1.46%, 2.21% and 1.21% for the Fund’s Class A, Class C and Institutional Class Shares, respectively. Class T Shares have never been issued. The agreement with respect to each share class is in effect until March 31, 2018, and it may be terminated before that date only by the Acquired Fund’s Board.

Brookfield, the Acquiring Fund’s investment adviser, has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Acquiring Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, such as deferred income tax expenses, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Acquiring Fund’s business) at no more than 1.46% for Class A Shares, 2.21% for Class C Shares, 1.21% for Class I Shares, 1.46% for Class T Shares and 1.21% for Class Y Shares.  The fee waiver and expense reimbursement arrangement will continue for two years following the Acquiring Fund’s commencement of investment operations and may not be terminated by the Acquiring Fund or Brookfield before such time.  Thereafter, this arrangement may only be terminated or amended to increase the expense cap, provided that in the case of a termination by Brookfield, Brookfield will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

EXAMPLE

The Example below is intended to help you compare the cost of investing in the Acquired Fund and the cost of investing in the Acquiring Fund on a pro forma basis with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, and that the specified fund’s operating expenses remain the same (taking into account the expense limitation for two years with respect to the Acquiring Fund).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Acquired Fund Class A Shares	$1,234	$2,513	$3,739	$6,588
Acquiring Fund Class A Shares (Pro Forma)	$1,141	$2,433	$3,672	$6,552
Acquired Fund Class C Shares*	$868	$2,248	$3,643	$6,801
Acquiring Fund Class C Shares (Pro Forma)	$871	$2,248	$3,643	$6,801
Acquired Fund Institutional Class Shares	$676	$1,991	$3,258	$6,230
Acquiring Fund Class Y Shares (Pro Forma)	$676	$1,991	$3,258	$6,230
Acquired Fund Class T Shares	$932	$2,254	$3,523	$6,470
Acquiring Fund Class T Shares (Pro Forma)	$932	$2,254	$3,523	$6,470
Acquiring Fund Class I Shares (Pro Forma)	$676	$1,991	$3,258	$6,230

* Maximum deferred sales charge (load) is calculated as a percentage of the lesser of the value redeemed or the amount invested.

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You would pay the following expenses if you did not redeem your shares:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Acquired Fund Class A Shares	$1,234	$2,513	$3,739	$6,588
Acquiring Fund Class A Shares (Pro Forma)	$1,141	$2,433	$3,672	$6,552
Acquired Fund Class C Shares	$771	$2,248	$3,643	$6,801
Acquiring Fund Class C Shares (Pro Forma)	$771	$2,248	$3,643	$6,801
Acquired Fund Institutional Class Shares	$676	$1,991	$3,258	$6,230
Acquiring Fund Class Y Shares (Pro Forma)	$676	$1,991	$3,258	$6,230
Acquired Fund Class T Shares	$932	$2,254	$3,523	$6,470
Acquiring Fund Class T Shares (Pro Forma)	$932	$2,254	$3,523	$6,470
Acquiring Fund Class I Shares (Pro Forma)	$676	$1,991	$3,258	$6,230

C.                                    Comparison of Investment Objective Strategies, and Risks

The Acquired Fund and the Acquiring Fund have identical investment objectives and substantially similar principal investment strategies, which are presented in the table below. The Acquiring Fund has been created as a series of Brookfield Investment Funds for the purpose of acquiring the Acquired Fund’s assets and continuing its business and the Acquiring Fund will not conduct any investment operations until after the closing of the Reorganization.

Investment Objective:

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund
Investment Objective The Center Coast Brookfield MLP Focus Fund seeks maximum total return with an emphasis on providing cash distributions to shareholders.	Investment Objective The investment objective of the Center Coast MLP Focus Fund is to seek maximum total return with an emphasis on providing cash distributions to shareholders.

Principal Investment Strategies:

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in common units of master limited partnerships (“MLPs”) and equity securities of “MLP affiliates” which the Adviser defines as entities issuing MLP I-shares, general partners of MLPs and other entities that may own interests of MLPs (collectively, “MLP Positions”) (the “80% Policy”). While the number of its holdings may vary based upon market conditions and other factors, the Fund intends to invest in a focused portfolio of approximately 20 to 40 high quality MLP Positions which the Adviser believes will have strong risk adjusted returns and stable and growing cash distributions. The Fund concentrates (i.e., invests more than 25% of its net assets) in securities of companies in the energy industry, and the Fund intends to make the majority of its investments in “midstream” MLPs. Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in common units of master limited partnerships (“MLPs”) and equity securities of “MLP affiliates” which the Fund’s sub-advisor defines as entities issuing MLP I-shares, general partners of MLPs and other entities that may own interests of MLPs (collectively, “MLP Positions”). While the number of its holdings may vary based upon market conditions and other factors, the Fund intends to invest in a focused portfolio of approximately 20 to 40 high quality MLP Positions which the Fund’s sub-advisor believes will have strong risk adjusted returns and stable and growing cash distributions. The Fund concentrates (i.e., invests more than 25% of its net assets) in securities of companies in the energy industry, and the Fund intends to make the majority of its investments in “midstream” MLPs. Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined

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Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

products or coal. The Fund may invest in securities of MLPs and other issuers that have smaller capitalizations than issuers whose securities are included in major benchmark indices.

The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes. The Fund is non-diversified which means it may focus its investments in a limited number of issuers.

The Fund’s adviser, Brookfield Investment Management Inc. (the “Adviser”), seeks to identify a portfolio of high quality MLPs. In managing the Fund’s assets, the Adviser uses a disciplined investment process focused on due diligence from the perspective of an MLP owner, operator and acquirer.

•                  The Adviser first establishes a universe of high quality MLPs (i.e., MLPs with strong risk adjusted returns and stable and growing cash distributions) utilizing a proprietary multifactor model, and then strategically weights those companies using financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target.

•                  Next, the Adviser evaluates asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential. The Adviser also assesses management quality, drawing on its previous experience with many of the MLPs’ management teams to evaluate their financial discipline, level of general partner support, operational expertise, strength of their business plans and ability to execute those plans. The Adviser also includes in the diligence process an assessment of the trading dynamics of the securities issued by the MLPs, including liquidity, identification of fund flow from institutional investors with large holdings in the MLPs, equity overhang (i.e., the difference between funds raised and funds invested) and float (i.e., the number of a company’s shares issued and available to be traded by the general public).

•                  The Adviser then ranks, weights and invests in MLPs based on its assessment of the durability of their cash flows, relative market valuation and growth potential.

The Adviser generally sells an investment if it determines that the characteristics that resulted in the original purchase decision have changed materially, the investment is no longer earning a return commensurate with its risk, the Adviser identifies other investments with more attractive valuations and return characteristics, or the Fund requires cash to meet redemption requests.

The Fund is not managed to meet the pass-through requirements of Sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), which would restrict the Fund’s ability to fully invest in MLPs. As a result, unlike traditional open-end mutual funds, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%) and is subject to state and local income tax by reason of its investments in equity securities of MLPs.

Master Limited Partnerships. An MLP is an entity treated as a partnership under the Code, the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources as set forth in the Code. These qualifying sources include, among others, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, products or coal. The Fund may invest in securities of MLPs and other issuers that have smaller capitalizations than issuers whose securities are included in major benchmark indices.

The Fund’s sub-advisor, Center Coast Capital Advisors, LP (“Center Coast” or the “Sub-Advisor”), seeks to identify a portfolio of high quality MLPs. In managing the Fund’s assets the Sub-Advisor uses a disciplined investment process focused on due diligence from the perspective of an MLP owner, operator and acquirer.

•                  The Sub-Advisor first establishes a universe of high quality MLPs (i.e., MLPs with strong risk adjusted returns and stable and growing cash distributions) utilizing a proprietary multifactor model, and then strategically weights those companies using financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target.

•                  Next the Sub-Advisor evaluates asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential. The Sub-Advisor also assesses management quality, drawing on its previous experience with many of the MLPs’ management teams to evaluate their financial discipline, level of general partner support, operational expertise, strength of their business plans and ability to execute those plans. The Sub-Advisor also includes in the diligence process an assessment of the trading dynamics of the securities issued by the MLPs, including liquidity, identification of fund flow from institutional investors with large holdings in the MLPs, equity overhang (i.e., the difference between funds raised and funds invested) and float (i.e., the number of a company’s shares issued and available to be traded by the general public).

•                  The Sub-Advisor then ranks, weights and invests in MLPs based on the Sub-Advisor’s assessment of the durability of their cash flows, relative market valuation and growth potential.

The Sub-Advisor generally sells an investment if it determines that the characteristics that resulted in the original purchase decision have changed materially, the investment is no longer earning a return commensurate with its risk, the Sub-Advisor identifies other investments with more attractive valuations and return characteristics, or the Fund requires cash to meet redemption requests.

The Fund is not managed to meet the pass-through requirements of Sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), which would restrict the Fund’s ability to fully invest in MLPs. As a result, unlike traditional open-end mutual funds, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%) and is subject to state and local income tax by reason of its investments in equity securities of MLPs.

Master Limited Partnerships An MLP is an entity treated as a partnership under the Code, the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources as set forth in the Code. These qualifying sources include, among others, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Additional information on MLPs and MLP I-shares, which represent ownership interests issued by MLP affiliates, can be found in the section entitled “More About the Fund’s Investment Strategies and Risks” in the Fund’s Prospectus.

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Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

forwards and options with respect to commodities. Additional information on MLPs and MLP I-shares (“I-Shares”), which represent ownership interests issued by MLP affiliates, can be found in the section entitled “More About the Fund’s Investment Strategies and Risks” in the Fund’s Prospectus.

Principal Investment Risks:

The principal risks associated with an investment in the Acquiring Fund are substantially similar to the principal risks associated with an investment in Acquired Fund because the Funds have identical investment objectives and substantially similar principal investment strategies. Although the principal risks are substantially similar, each Fund uses different terminology to describe the principal risks applicable to such Fund’s principal investment strategy.

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

Risks of Investing in MLP Units. An investment in MLP units involves additional risks from a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Additional risks inherent to investments in MLP units include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk.

General Risks of Investing in MLP Units. An investment in MLP units involves additional risks from a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units generally have more limited control and limited rights to vote on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additional risks include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk.

MLPs generally are organized by the owners of an existing business who determine that use of an MLP structure will allow the operations of the business to be conducted in a tax-efficient manner. As these owners may retain other businesses that are not transferred to the MLP, conflicts of interest may arise between the MLP and the other businesses retained by its sponsor. Business opportunities that arise that are desirable for both the MLP and the retained businesses, for example, may cause significant conflicts of interest. It is impossible to predict whether these conflicts will be resolved to the detriment of the limited partners of the MLP.

In addition, the use of capital to seek to increase incentive distribution payments to the general partner may conflict with the interests of limited partners. Generally, incentive distribution payments involve the general partner receiving an increasing progressive share of MLP distributions. Although limited partners will receive an increased total distribution if the general partner achieves its incentive benchmarks, the percentage of the increased distribution received by the limited partners generally decreases at each benchmark level. As a result, any increased risk associated with the management of the MLP for the purpose of increasing distributions may not correspond with the incremental benefit received by the limited partners.

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Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

Energy Industry Concentration Risks.  A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry.  As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences affecting the energy industry.  Risks associated with investments in MLPs and other companies operating in the energy industry include but are not limited to the following:

•                  Commodity Risk.  MLPs and other companies operating in the energy industry may be affected by fluctuations in the prices of energy commodities.  Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact MLP companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.

•                  Supply and Demand Risk.  MLPs and other companies operating in the energy industry may be impacted by the levels of supply and demand for energy commodities.

•                  Depletion Risk.  MLPs and other energy companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time.  Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies.

•                  Environmental and Regulatory Risk.  MLPs and other companies operating in the energy industry are subject to significant regulation of their operations by federal, state and local governmental agencies.  Additionally, voluntary initiatives and mandatory controls have been adopted or are being studied and evaluated, both in the United States and worldwide, to address current potentially hazardous environmental issues, including hydraulic fracturing and related waste disposal and geological concerns, as well as those that may develop in the future.

•                  Acquisition Risk.  MLPs owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders.

•                  Interest Rate Risk.  Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy industry to carry out acquisitions or expansions in a cost-effective manner.  Rising interest rates may also impact the price of the securities of MLPs and other companies operating in the energy industry as the yields on alternative investments increase.

•                  Extreme Weather Risk.  Weather plays a role in the seasonality of some MLPs’ cash flows, and extreme weather conditions could adversely affect performance and cash flows of those MLPs.

•                  Catastrophic Event Risk.  MLPs and other companies operating in the energy industry are subject to many

Energy Industry Risks. A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry. As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic or regulatory occurrences affecting the energy industry. A downturn in the energy industry could have a larger impact on the Fund than on an investment company that is broadly diversified across many sectors and industries. At times, the performance of securities of companies in the energy industry may lag behind the performance of other industries or sectors or the broader market as a whole. There are several risks associated with investments in MLPs and other companies operating in the energy industry, including the following:

•                  Commodity Price Risk. MLPs and other companies operating in the energy industry may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact MLP companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. MLPs, as part of the energy industry, may also be impacted by the perception that the performance of energy industry companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and other companies operating in the energy industry. Low commodity prices may have the effect of reducing investment, exploration and production activities associated with such commodities and may adversely affect the performance of MLPs and other companies operating in the energy industry.

•                  Supply and Demand Risk. MLPs and other companies operating in the energy industry may be impacted by the levels of supply and demand for energy commodities. MLPs and other companies operating in the energy industry could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

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Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons.  Any occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy industry.

•                  Producer Bankruptcy Risk. A producer with whom a midstream MLP has entered into a fixed rate contract may become bankrupt or insolvent. In a fixed rate contract, a producer typically commits to transferring and/or processing a guaranteed minimum amount of the producer’s output through the midstream MLP’s facilities, together with an “acreage dedication” on the producer’s reserves, which is intended to survive the producer’s bankruptcy. Recent court cases have called into question whether acreage dedications are in fact bankruptcy-proof if they are not accompanied by an actual conveyance of a real property interest from the producer to the MLP. As a result, fixed rate contracts may be altered or voided by a bankrupt producer. Contracts are more likely to be altered or voided if they require the producer to pay above-market rates or contain other onerous terms, such as minimum revenue or volume commitments (“MVCs”). In general, if actual production is well below the MVC levels, then those contracts have a greater chance of being altered or voided in bankruptcy. If a fixed rate contract with a bankrupt producer is voided by the bankruptcy court, the midstream MLP would lose some or all of the revenues associated with that contract, which could result in a significant fall in the MLP’s share price and negatively affect the Fund’s net asset value (“NAV”). In this event, the MLP could seek recovery alongside other creditors, although the bankruptcy proceedings could be significantly delayed, and there is no guarantee that such claims would be granted.

•                  Depletion Risk. MLPs and other energy companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

•                  Environmental and Regulatory Risk. MLPs and other companies operating in the energy industry are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Additionally, voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to address current potentially hazardous environmental issues as well as those that may develop in the future. Regulations can change over time in scope and intensity. Changes in existing, or new, environmental restrictions may force MLPs and other energy industry companies to incur significant expenses, or otherwise curtail or alter their underlying business operations, which could materially and adversely affect the value of these companies’ securities in the Fund’s portfolio. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

Regulations currently exist that generally involve emissions into the air, effluents into the water, use of water, wetlands preservation, waste disposal, endangered species and noise regulation, among others. Additionally, federal and state regulatory agencies are continually monitoring and taking actions with respect to the environmental effects of the energy industry’s exploration and developmental processes. For example, the Environmental Protection Agency (EPA) and/or state regulatory agencies may deem that some natural resource extraction processes, particularly hydraulic fracturing (commonly called “fracking”) and associated waste disposal and geological (i.e., earthquakes) concerns, cause or could cause environmentally hazardous conditions or events. Such findings, if applicable, could spur further regulations and/or restrictions on the current operations of certain companies in which the Fund may invest. Voluntary initiatives and mandatory controls have also been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases,” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

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Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

•                  Acquisition Risk. MLPs owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited.

•                  Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy industry to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other companies operating in the energy industry in which the Fund invests. Rising interest rates may also impact the price of the securities of MLPs and other companies operating in the energy industry as the yields on alternative investments increase.

•                  Weather Risks. Weather plays a role in the seasonality of some MLPs’ cash flows. MLPs in the propane sector, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as hurricanes, can adversely affect performance and cash flows of the MLPs.

•                  Catastrophic Event Risk. MLPs and other companies operating in the energy industry are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy industry. MLPs and other companies operating in the energy industry may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.

•                  Producer Bankruptcy Risk. A producer with whom a midstream MLP has entered into a fixed rate contract may become bankrupt or insolvent. In a fixed rate contract, a producer typically commits to transferring and/or

12

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

processing a guaranteed minimum amount of the producer’s output through the midstream MLP’s facilities, together with an “acreage dedication” on the producer’s reserves, which is intended to survive the producer’s bankruptcy. Recent court cases have called into question whether acreage dedications are in fact bankruptcy-proof if they are not accompanied by an actual conveyance of a real property interest from the producer to the MLP. As a result, fixed rate contracts may be altered or voided by a bankrupt producer. Contracts are more likely to be altered or voided if they require the producer to pay above-market rates or contain other onerous terms, such as minimum revenue or volume commitments (“MVCs”). In general, if actual production is well below the MVC levels, then those contracts have a greater chance of being altered or voided in bankruptcy. If a fixed rate contract with a bankrupt producer is voided by the bankruptcy court, the midstream MLP would lose some or all of the revenues associated with that contract, which could result in a significant fall in the MLP’s share price and negatively affect the Fund’s net asset value (“NAV”). In this event, the MLP could seek recovery alongside other creditors, although the bankruptcy proceedings could be significantly delayed, and there is no guarantee that such claims would be granted.

Tax Risks. Tax risks associated with investments in the Fund include but are not limited to the following:

•                  Fund Structure Risk.  Unlike open-end mutual funds that are treated as regulated investment companies for U.S. federal income tax purposes and unlike entities treated as partnerships for tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes.  This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%), will not benefit from current favorable federal income tax rates on long-term capital gains, and will be subject to state and local income taxes by reason of its investments in equity securities of MLPs.  Fund income and losses will not be passed through to shareholders.  The Fund’s ability to meet its investment objective will depend largely on the amount of the distributions it receives from MLPs (in relation to the taxable income, gains, losses, and deductions allocated to it).  The Fund will have no control over the distributions it receives, because the MLPs have the ability to modify their distribution policies from time to time without input from or the approval of the Fund.  In addition, changes in tax laws, rates or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLPs in which the Fund invests.  Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s shareholders.

•                  Dividend Distribution Risk.  The Fund’s dividend distribution policy is intended to provide consistent monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund.  The amount of the Fund’s distributions is based on, among other considerations, cash and stock distributions the Fund actually receives from portfolio investments, including returns of capital, and special cash payments, if any, received to offset distribution reductions resulting from MLP restructurings.  The Fund’s distributions also give consideration to the estimated future cash flows of investments held by the Fund.

Tax Risks

In addition to other risk considerations, an investment in the Fund’s shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail elsewhere in the Fund’s Prospectus. Tax matters are complicated, and the federal, state, local and foreign tax consequences of the purchase and ownership of the Fund’s shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect the investor’s investment in the Fund.

•                  Fund Structure Risk. Unlike open-end mutual funds that are treated as regulated investment companies for U.S. federal income tax purposes and unlike entities treated as partnerships for tax purposes, the Fund is taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%) and will be subject to state and local income taxes by reason of its investments in equity securities of MLPs. Fund income and losses will not be passed through to shareholders. The Fund’s ability to meet its investment objective will depend largely on the amount of the distributions it receives from the MLPs (in relation to the taxable income, gains, losses, and deductions allocated to it). The Fund has no control over the distributions it receives because the MLPs have the ability to modify their distribution policies from time to time without input from or approval of the Fund. The Sub-Advisor may not be able to identify investments that generate sufficient appreciation and income or tax losses and deductions for the Fund to meet its investment objective, after payment by the Fund of federal, state and local income taxes.

Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLPs in which the Fund invests. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s shareholders. For example, certain proposals have been made that would eliminate the tax incentives widely used by oil, gas and coal companies and that would impose new

13

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

Because of differences between the time that monthly distributions are paid by the Fund and the time quarterly distributions are received from the MLPs, and because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, in order to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may exceed or be below the amount the Fund actually receives from its portfolio investments.  Additionally, since the Fund’s distribution rate is not derived from the Fund’s investment income or loss, the Fund’s distributions do not represent yield or investment return on the Fund’s portfolio.  For these reasons, the Fund may over various periods of time pay dividends in excess of the distributions paid by the Fund’s underlying MLP investments.  While the Fund attempts to manage the portfolio to generate positive investment returns, the Fund may not be successful in generating sufficient investment income, gains and incremental cash flow, in excess of Fund expenses, to make up for any shortfall between the distributions paid by the Fund and the distributions received by the Fund from its investments.  To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets.  Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund.  The Fund is not required to make such distributions and, as a result, the Fund could in the future decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate that it receives from the MLPs in which it invests.  Furthermore, unlike the MLPs in which it invests, the Fund is not a pass through entity.  Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.

It is expected that a portion of the distributions made by the Fund to shareholders will be treated as tax-deferred returns of capital.  A return of capital effectively represents a return of a shareholder’s investment in Fund shares (net of fees thereon), and should not be confused with a dividend from current and accumulated earnings and profits.  For a U.S. shareholder, any portion of distributions that is considered a return of capital is not currently taxable, but instead reduces the shareholder’s tax basis in Fund shares (until the tax basis reaches zero).  Reducing a shareholder’s tax basis in Fund shares will generally increase the amount of gain (or decrease the amount of loss) on a subsequent sale or exchange of the shares.  Any gain on a shareholder’s sale or exchange of Fund shares is generally taxable to the shareholder as capital gain.  Thus, distributions considered return of capital are often described as tax deferred.  Any distributions from the Fund in excess of a shareholder’s tax basis in shares of the Fund and in excess of the shareholder’s portion of the Fund’s current and accumulated earnings and profits will generally be taxable to the shareholder as capital gains.  Any portion of distributions that is not considered return of capital is expected to be characterized as qualified dividend income for U.S. federal income tax purposes.  Qualified dividend income is generally taxable to noncorporate shareholders at reduced rates in the year received and does not reduce a shareholder’s adjusted tax basis in Fund shares.  The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, or changes in tax laws).  Gains and other income realized by the Fund may also cause distributions from the Fund to be treated as taxable dividends rather than as return of capital distributions.  Because of these factors, the portion of the Fund’s distributions that is considered return of capital may vary materially from year to year.  Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

fees on certain energy producers. Congress could significantly change the tax regime in the United States and impose a flat tax on gross income or take other actions which would eliminate the tax benefits of depreciation, depletion and amortization deductions realized by MLPs, and/or Congress could impose a tax on pass-through entities such as MLPs or eliminate the use of pass-through taxation entirely. The tax benefits of depreciation, depletion and amortization deductions realized by MLPs effectively defer the income of the MLPs and, in turn, the taxable income of the Fund. Without these benefits the Fund would be subject to current U.S. federal, state and local corporate income taxes on a greater proportion of its allocable share of the income and gains of MLPs in which it invests, and the Fund’s ability to pay distributions treated as return-of-capital distributions or as capital gains would be reduced. Imposing a tax on pass-through entities and/or eliminating the use of pass-through taxation entirely could result in three levels of tax - at the MLP level, the Fund level and the shareholder level.

The investment strategy of investing primarily in MLPs and being taxed as a regular corporation, or “C” corporation, rather than electing to be taxed as a regulated investment company for U.S. federal income tax purposes, is a relatively new and untested investment strategy for open-end registered investment companies such as the Fund. This strategy involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies. This strategy may therefore result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. The Fund therefore may change these practices over time, which, in turn, could have significant adverse consequences on the Fund and it shareholders.

•                  Dividend Distribution Risk. The Fund’s dividend distribution policy is intended to provide consistent monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund. The amount of the Fund’s distributions is based on, among other considerations, cash and stock distributions the Fund actually receives from portfolio investments, including returns of capital, and special cash payments, if any, received to offset distribution reductions resulting from MLP restructurings. The Fund’s distributions also give consideration to the estimated future cash flows of investments held by the Fund.

Distributions paid by the MLPs are generally declared, in arrears, on a calendar quarter basis after the quarter-end to which they relate. Since the Fund makes current monthly distribution payments, this creates a timing difference between the time that monthly distributions are paid by the Fund to its shareholders and the time quarterly distributions are received from the MLPs. Because the Fund makes monthly distributions in the current period, in doing so it must rely, in part, on estimates of distributions to be declared and received from the MLPs in the subsequent calendar quarter. In the event that distributions received from the MLPs are below the estimates used for the monthly Fund distributions, actual distributions received for such period from the Fund’s investments could be materially less than distributions

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Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

•                  MLP Tax Risk.  A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax, excise tax or other form of tax on its taxable income.  The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income, return of capital, or capital gain.  Thus, if any of the MLPs owned by the Fund were treated as corporations or other form of taxable entity for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced which could cause a material decrease in the NAV of the Fund’s shares.

Historically, MLPs have been able to offset a significant portion of their taxable income with tax deductions, including depletion, depreciation and amortization expense deductions.  The law could change to eliminate or reduce such tax deductions, which effectively shelter or defer taxable income recognized by the Fund.  The elimination or reduction of such tax benefits could significantly reduce the value of the MLPs held by the Fund, which would similarly reduce the Fund’s NAV, and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax advantaged return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs.  When deductions are recaptured, distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

•                  Deferred Tax/Financial Reporting Risk.  In calculating the Fund’s NAV in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances.  The Fund will rely to a significant extent on information provided by MLPs, which is not necessarily timely, to estimate deferred tax asset and/or liability balance for purposes of financial statement reporting and determining its NAV.  The daily estimate of the Fund’s deferred tax liability and/or asset balances (including any valuation allowance which reduces the amount of deferred tax asset to the amount that is expected to be realized in the future) used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability (asset), and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.  From time to time, the Fund will modify its estimates or assumptions regarding its deferred tax asset and/or liability as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.  Furthermore, such changes would impact the Fund’s shareholders in the period such changes are actually paid by the Fund to its shareholders. As a result, and because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, in order to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may exceed or be below the amount the Fund actually receives from its portfolio investments. Additionally, since the Fund’s distribution rate is not derived from the Fund’s investment income or loss, the Fund’s distributions do not represent yield or investment return on the Fund’s portfolio. For these reasons, the Fund since its inception has over various periods of time paid dividend distributions in excess of the distributions received by the Fund from its underlying MLP and other investments. While the Fund attempts to manage its portfolio to generate positive investment returns, the Fund may not be successful in generating sufficient investment income, gains and incremental cash flow, in excess of Fund expenses, to make up for any shortfall between the distributions received by the Fund from its investments and the distributions paid by the Fund to its shareholders. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund. Such sales could result in the Fund’s recognition of taxable income and gains could result in the imposition of U.S. federal, state and local corporate income taxes on the Fund, and may increase the Fund’s current and accumulated earnings and profits, which would result in a greater portion of distributions to Fund shareholders being treated as dividends. This practice also could require the Fund to sell an investment at a price lower than the price at which it is valued, or lower than the price the Fund could have obtained if it were able to sell the investment at a more advantageous time.

Unlike the MLP investments in which it invests, the Fund is not a pass-through vehicle. Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs. Decisions as to the rate (as a percentage of net assets) of cash distributions to be paid by the Fund are made by Liberty Street Advisors, Inc. (the “Advisor”), Sub-Advisor and the Fund’s management under policies adopted by the Board of Trustees, and reviewed and ratified by the Board of Trustees. The Fund is not required to make such distributions. As a result, the Fund could in the future decide not to make such distributions or not to make distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests.

It is expected that a portion of the distributions made by the Fund to shareholders will be considered tax-deferred return of capital. A return of capital effectively represents a return of a shareholder’s investment in Fund shares (net of fees thereon), and should not be confused with a dividend from current and accumulated earnings and profits. For a U.S. shareholder, any portion of distributions that is considered a return of capital is not currently taxable, but instead reduces the shareholder’s tax basis in Fund shares (until the tax basis reaches zero). Reducing a shareholder’s tax basis in Fund shares will generally increase the amount of gain (or decrease the amount of loss) on a subsequent sale or exchange of the shares. Any gain on a shareholder’s sale or exchange of Fund shares is generally taxable to the shareholder as capital gain. Thus, distributions considered return of capital are often described as tax deferred. Any distributions from the Fund in excess of a shareholder’s tax basis in shares of the Fund and in excess of the shareholder’s portion of the Fund’s current and accumulated earnings and profits will generally be taxable to the shareholder as capital gains. Any portion of distributions that is not considered return of capital is expected to be characterized as qualified dividend income for U.S. federal income tax purposes. Under federal income tax law, qualified dividend income received by individuals and other noncorporate shareholders is taxed at the rates applicable to long-term capital gains. For a dividend to constitute qualified dividend income,

15

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

recorded, even though shareholders might not have held shares in the Fund at the time the deferred tax liability, asset or valuation allowance had been established.

The following example illustrates two hypothetical trading days of the Fund and demonstrates the effect of deferred tax calculations on the change in the Fund’s NAV, compared to the change in the prices of MLP securities held by the Fund.  The example assumes a 37.0% deferred tax calculation (maximum federal corporate tax rate of 35% in effect for 2017 plus estimated state and local tax rates of approximately 2.0%, net of federal tax benefit).  It does not reflect the effect, if any, of the valuation allowances on deferred tax assets that management may deem appropriate.

Actual income tax expense, if any, will be incurred over many years, depending upon whether and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors.  Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any.  As a result, the Fund’s actual tax liability could have a material effect on the Fund’s NAV.

the shareholder must hold the shares paying the dividend for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Qualified dividend income is generally taxable in the year received and does not reduce a shareholder’s adjusted tax basis in Fund shares. The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Advisor or Sub-Advisor (e.g. mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, or changes in tax laws). Gains and other income realized by the Fund may also cause distributions from the Fund to be treated as taxable dividends rather than as return of capital distributions. Because of these factors, the portion of the Fund’s distributions that is considered return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

•                  MLP Tax Risk. Much of the benefit that the Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, must include its allocable share of the partnership’s income, gains, losses, deductions and tax credits. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income (currently at a maximum rate of 35%). The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP. In addition, it could cause such distributions paid by the MLP to be taxed to the Fund as: dividend income, to the extent it is from the MLP’s earnings and profits; return of capital, to the extent the MLP’s distributions are not paid from its earnings and profits and to the extent of (and in reduction of) the Fund’s tax basis in its MLP interest; or gain from the sale of the Fund’s MLP interest to the extent the distribution exceeds the MLP’s earnings and profits and the Fund’s tax basis in its MLP interest. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced, which could cause a material decrease in the NAV of the Fund’s shares.

To the extent that the Fund invests in the equity securities of an MLP classified as a partnership, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP and take into account its allocable share of the MLP’s tax credits, regardless of whether the MLP distributes cash to the Fund. An MLP’s distributions to the Fund generally will not be taxable unless the cash amount distributed exceeds the Fund’s basis in its interest in the MLP. Distributions received by the Fund from an MLP will reduce the Fund’s adjusted basis in its interest in the MLP, but not below zero. A reduced basis generally will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of its interest in the MLP. Cash distributions from an MLP to the Fund in excess of the Fund’s basis in the MLP generally will be taxable to the Fund as capital gain. The Fund will not benefit from current favorable federal income tax rates on long-term

16

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

capital gains because it will be taxed as a corporation for federal income tax purposes.

Historically, energy and certain other MLPs have been able to offset a significant portion of their taxable income with tax deductions. The Fund will incur a current income tax liability on the portion of its share of the income and gain from its MLP investments that is not offset by its share of the MLPs’ tax deductions, by its share of the MLPs’ tax credits or by the Fund’s net operating loss carryforwards, if any. The percentage of an MLP’s income that is offset by the MLP’s tax deductions will fluctuate over time. For example, new acquisitions of depreciable property by MLPs tend to generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by such MLPs owned by the Fund could increase the Fund’s current tax liability. If the percentage of the income allocated to the Fund that is offset by tax deductions declines, or the Fund’s portfolio turnover increases, the Fund could incur increased tax liabilities and the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital would be reduced and the portion treated as taxable dividend income would be increased. This generally would result in lower after-tax distributions to shareholders. If the amount of a Fund distribution to a U.S. Shareholder exceeds the Shareholder’s portion of the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of, and in reduction of, the U.S. Shareholder’s tax basis in the shares, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares for more than one year. The portion of the distribution received by the U.S. Shareholder from the Fund that constitutes a return of capital will decrease the U.S. Shareholder’s tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the U.S. Shareholder for tax purposes on the later sale of such Fund shares.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

The taxable income, gains, deductions, and credits allocated to the Fund for a taxable year by MLPs in which the Fund invests will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.

•                 Deferred Tax/Financial Reporting Risk. The Fund is treated as a “C” corporation and, unlike traditional mutual funds, the Fund generally will be subject to U.S. federal and state and local income tax on its taxable income. The Fund accrues a deferred tax liability (or asset) for its future tax liability (or tax benefit) associated with any net investment income (or loss), any realized gains (or losses) on investments, and any unrealized appreciation (or depreciation) of its investments in excess of their cost basis as adjusted for the distributions received by the Fund on

17

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

equity securities of master limited partnerships considered to be a return of capital. The Fund’s accrued deferred tax liability (or asset), if any, is reflected each day in the Fund’s NAV per share. Deferred income tax expense (benefit) for a given period represents an estimate of the Fund’s potential tax expense (or benefit) if it were to recognize the unrealized gains (losses) in the portfolio and/or if it were to generate realized gains (or losses) on investments or incur a net investment income (or loss). Accordingly, such deferred tax expenses (benefits) may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense (benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2016, the Fund had a deferred tax benefit resulting from realized losses on investments and a net investment loss, of approximately $113.2 million (net of a valuation allowance of $15.8 million), and accrued approximately $241.8 million in deferred tax expenses related to unrealized appreciation on investments, resulting in a net deferred tax expenses of approximately $128.6 million.

The following example illustrates two hypothetical trading days of the Fund and demonstrates the effect of deferred tax calculations on the change in the Fund’s NAV, compared to the change in the prices of MLP securities held by the Fund. The example assumes a 37.0% deferred tax calculation (maximum federal corporate tax rate of 35% in effect for 2017 plus estimated state and local tax rates of approximately 2.0%, net of federal tax benefit). It does not reflect the effect, if any, of the valuation allowances on deferred tax assets that management may deem appropriate.

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Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

Actual Income tax expense, if any, will be incurred over many years, depending upon whether and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund’s actual tax liability could have a material effect on the Fund’s NAV.

The Fund’s deferred tax liability and/or asset balances are estimated using estimates of tax rates currently in effect. Actual tax rates applicable to the future years in which such balances are realized may be materially higher or lower than such estimates. The Fund will rely to a significant extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, and other information regarding the Fund’s allocable share of the partnership’s taxable income, gains, losses, deductions and tax credits. This information is generally only provided on a calendar year basis and may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.

To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required to reduce or eliminate the deferred tax asset amount. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification 740, “Income Taxes”, it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of dates and amounts future MLP distributions and of the amount, timing and character of future MLP taxable income, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material. Unexpected significant decreases in cash distributions from the Fund’s MLP investments, changes to the composition of the Fund’s holdings, or

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Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce or eliminate any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations with respect to the Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset had been established. For additional information on Deferred Taxes, See: Your Account With The Fund, Share Price, “Deferred Tax Effect on Share Price.”

Liquidity Risk. MLP common units and equity securities of MLP affiliates, including I-Shares, often trade on national securities exchanges. However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic than those with higher trading volumes. As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments. This may also adversely affect the Fund’s ability to remit dividend payments to shareholders. The Fund may not purchase or hold securities that are illiquid or are otherwise not readily marketable if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Liquidity Risk. MLP common units and shares of other issuers in which the Fund may invest often trade on national securities exchanges, including the NYSE, the NYSE AMEX Equities and the NASDAQ. However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic than those with higher trading volumes. As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments. The Fund may not purchase or hold securities that are illiquid or are otherwise not readily marketable if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Market Risk. The values of securities held by the Fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The Fund may experience a substantial or complete loss on any individual security.

General Market Risk. An investment in the Fund is affected by general market, economic and political conditions. The NAV and investment return of the Fund will fluctuate based upon changes in the value of its portfolio securities. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Management Risk. The Fund has an actively managed portfolio. The Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Management Risk. The Fund has an actively managed portfolio. The Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Issuer Risk. Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Equity Securities Risk. MLP units and other equity securities held by the Fund can be affected by general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds.

Equity Securities Risk. A substantial percentage of the Fund’s assets will be invested in equity securities, including MLP common units, equity securities of MLP affiliates, including I-shares, and common stocks of other issuers. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified

Non-Diversification Risk. The Fund is classified as “non-diversified”, which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were

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Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

diversified among the securities of a greater number of issuers.

Small Capitalization Risk. Small capitalization companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price than the Fund would like.

Small Capitalization Risk. The Fund may invest in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices. These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price than the Fund would like.

Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs may vary widely from quarter to quarter and will be affected by various factors affecting the entity’s operations.

Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs may vary widely from quarter to quarter and will be affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.

D.                                    Comparison of Investment Restrictions

The fundamental and non-fundamental investment restrictions of the Acquiring Fund and Acquired Fund are substantially similar. Although each Fund describes its fundamental and non-fundamental investment restrictions differently, these differences do not reflect a material difference between the policies that govern investments by the Funds. The following fundamental policies and investment restrictions have been adopted by the Acquiring Fund and such policies and restrictions, if noted as fundamental, cannot be changed without approval by the vote of a majority of the outstanding voting shares of the Acquiring Fund which, as defined by the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Acquiring Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Acquiring Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Acquiring Fund.

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

The Fund is subject to fundamental and non-fundamental investment policies and limitations.  Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The following policies and limitations supplement those described in the Fund’s Prospectus and this SAI. Investment restrictions numbered 1 through 6 below have been adopted by the Trust as fundamental policies.  Investment restriction 7 is not a fundamental policy and may be changed by a vote of the Board at any time.

Fundamental Restrictions

1.              The Fund may not issue senior securities or borrow money, except to the extent permitted by the 1940 Act or any rules,

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Fund may not:

•                  issue senior securities or borrow money, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may

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Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (for purposes of clarity, this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements).

2.              The Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.

3.              The Fund may not invest 25% or more of its total assets, calculated at the time of purchase, in any one industry, except that the Fund will concentrate (that is, invest 25% or more of its total assets) in the energy infrastructure industry and the energy industry (including MLPs that concentrate in those industries), and the Fund may invest 25% or more of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

4.              The Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate MLPs and real estate investment trusts (REITs).

5.              The Fund may not make loans of money, except (i) for purchases of debt securities consistent with the investment policies of the Fund, (ii) by engaging in repurchase agreements or, (iii) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

6.              The Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; may purchase or sell precious metals directly, and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

Non-Fundamental Restrictions

7.  The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction, except that there is an ongoing asset coverage requirement in the case of borrowings.  For purposes of investment restriction No. 3 above, the Trust may use the industry classifications reflected by the S&P 500 Index, if applicable at the time of determination.  For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc.  In addition, the Trust may select its own industry classifications, provided such classifications are reasonable.  The Trust’s use of these be adopted, granted or issued by the SEC (for purposes of clarity, this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements);

•                  act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

•                  invest 25% or more of its total assets, calculated at the time of purchase, in any one industry, except that the Fund will concentrate (that is, invest 25% or more of its total assets) in the energy infrastructure industry and the energy industry (including MLPs that concentrate in those industries), and the Fund may invest 25% or more of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

•                  purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate MLPs and real estate investment trusts (REITs);

•                  make loans of money, except (i) for purchases of debt securities consistent with the investment policies of the Fund, (ii) by engaging in repurchase agreements or, (iii) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

•                  purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; may purchase or sell precious metals directly, and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

Non-Fundamental Policies

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Fund’s Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

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Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

classification systems is not a fundamental policy of the Fund and therefore, can be changed without shareholder approval.

E.                                    Comparison of the Investment Advisory Agreement

Liberty Street Advisors, Inc. and Center Coast Capital Advisors, LP serve as the investment adviser and sub-adviser, respectively, to the Center Coast MLP Focus Fund.  Brookfield Investment Management Inc. will serve as the investment adviser to the Center Coast Brookfield MLP Focus Fund.  There will be no change to the advisory fees payable by the Acquiring Fund in comparison to the advisory fees that are currently paid by the Acquired Fund.

Center Coast MLP Focus Fund — Adviser and Sub-Adviser

Liberty Street Advisors, Inc., a New York corporation which maintains its principal offices at 100 Wall Street, 20th Floor, New York, NY 10005, acts as the investment adviser to Center Coast MLP Focus Fund pursuant to an investment advisory agreement (the “Acquired Fund Advisory Agreement”). LSA is an investment adviser registered with the SEC. As Center Coast MLP Focus Fund’s investment adviser, LSA provides investment advisory services to Center Coast MLP Focus Fund, including: (i) designing Center Coast MLP Focus Fund’s initial investment policies and developing evolutionary changes to such policies as appropriate for presentation to the Board; (ii) providing overall supervision for the investment management operations of Center Coast MLP Focus Fund; (iii) monitoring and supervising the activities of the sub-adviser, Center Coast; and (iv) providing related administrative services. As of January 31, 2017, LSA manages approximately $3.20 billion in assets.

Pursuant to the Acquired Fund Advisory Agreement, Center Coast MLP Focus Fund pays LSA an annual advisory fee of 1.00% of Center Coast MLP Focus Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. For the fiscal year ended November 30, 2016, LSA received advisory fees equal to 1.00% of Center Coast MLP Focus Fund’s average daily net assets. By way of agreement, LSA pays a portion of its advisory fees received from Center Coast MLP Focus Fund to Center Coast. Center Coast MLP Focus Fund’s Statement of Additional Information dated April 1, 2017 provides additional information about the fees paid to LSA and Center Coast.

Center Coast Capital Advisors, LP, a Delaware limited partnership, is located at 1600 Smith Street, Suite 3800, Houston, TX 77002 and serves as Center Coast MLP Focus Fund’s sub-adviser pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”). Center Coast is registered as an investment adviser with the SEC. Center Coast is responsible for the day-to-day management of Center Coast MLP Focus Fund’s portfolio, selection of Center Coast MLP Focus Fund’s portfolio investments and supervision of its portfolio transactions, subject to the general oversight of the Board and LSA. Center Coast provides investment advisory services for investment companies, institutional clients and high net worth individuals. As of January 31, 2017, Center Coast had approximately $4.30 billion in assets under management.

A discussion regarding the basis for the Board’s approval of the Acquired Fund Advisory Agreement and the Sub-Advisory Agreement was included in Center Coast MLP Focus Fund’s Annual Report to Shareholders for the period ended November 30, 2016.

Center Coast Brookfield MLP Focus Fund - Adviser

Brookfield Investment Management Inc., a Delaware corporation and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser and administrator to Center Coast Brookfield MLP Focus Fund.  Founded in 1989, Brookfield Investment Management Inc. is a wholly owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE:  BAM; EURONEXT:  BAMA), a leading global alternative asset manager focused on real estate, renewable power, infrastructure and private equity, with approximately $250 billion of assets under management as of June 30, 2017. Brookfield Investment Management Inc. also currently serves as investment adviser to various closed-end mutual funds, and previously served as investment adviser to Helios Select Fund, Inc., an open-end management investment company, organized as a Maryland corporation on October 27, 2008, which has since ceased to be an investment company.  As of June 30, 2017, Brookfield Investment Management Inc. and its affiliates had over $15 billion in assets under management. Brookfield Investment Management Inc.’s principal offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

23

Similar to the Acquired Fund Advisory Agreement, the Acquiring Fund’s Investment Advisory agreement between Brookfield Investment Funds, on behalf of the Acquiring Fund, and Brookfield (“Acquiring Fund Advisory Agreement”) describes the services Brookfield will provide to the Acquiring Fund, which are substantially similar to the services currently provided to the Acquired Fund by LSA and Center Coast pursuant to the sub-advisory agreement. It is anticipated that Brookfield will provide a complete investment program to the Acquiring Fund and as a result, the Acquiring Fund will not need to retain the services of a sub-adviser. Brookfield is not liable to Brookfield Investment Funds under the terms of the Acquiring Fund Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by Brookfield or Brookfield Investment Funds in connection with the performance of the Acquiring Fund Advisory Agreement, except a loss resulting from a breach of fiduciary duty by Brookfield with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on Brookfield’s part in the performance of its duties or from reckless disregard by it of its duties under the Acquiring Fund Advisory Agreement. In addition, as with the Acquired Fund Advisory Agreement, the Acquiring Fund Advisory Agreement with Brookfield will terminate automatically upon its assignment. If the Reorganization is approved by the shareholders of the Acquired Fund, the Acquiring Fund Advisory Agreement would continue in force with respect to the Acquiring Fund for a period of two years after the effective date of the Acquiring Fund Advisory Agreement, unless sooner terminated as provided in the Acquiring Fund Advisory Agreement. The Acquiring Fund Advisory Agreement would continue in force from year to year thereafter with respect to the Acquiring Fund, so long as it is specifically approved at least annually in the manner required by the 1940 Act.

For its services under the Acquiring Fund Advisory Agreement, Brookfield will be entitled to a fee at the specified annual rate of 1.00% of the Acquiring Fund’s average daily net assets, which is the same rate that LSA currently is entitled to receive. Brookfield has also contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Acquiring Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, such as deferred income tax expenses, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Acquiring Fund’s business) at no more than 1.46% for Class A Shares, 2.21% for Class C Shares, 1.21% for Class I Shares, 1.46% for Class T Shares and 1.21% for Class Y Shares, which is equivalent to the total annual operating expense ratio for the corresponding Class of the Acquired Fund for the twelve months ended November 30, 2016.  The fee waiver and expense reimbursement arrangement will continue for two years following the Acquiring Fund’s commencement of investment operations and may not be terminated by the Acquiring Fund or Brookfield before such time.  Thereafter, this arrangement may only be terminated or amended to increase the expense cap, provided that in the case of a termination by Brookfield, Brookfield will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

A discussion regarding the basis for the approval by the Board of Trustees of Brookfield Investment Funds of the Acquiring Fund Advisory Agreement will be available in Acquiring Fund’s first available shareholder report.

Portfolio Managers.

The Acquired Fund and the Acquiring Fund will have the same portfolio management team. The portfolio management team is led by Dan C. Tutcher and includes Robert T. Chisholm and Jeff Jorgensen.

Dan C. Tutcher — [Title, and Portfolio Manager].  Mr. Tutcher is a [Portfolio Manager] on the [global infrastructure team.]  Prior to joining the Adviser, he was a founder and Principal at Center Coast since its inception in 2007 and also served on its investment committee.  He has over 40 years of industry experience owning, operating and acquiring MLPs.  Prior to founding Center Coast, Mr. Tutcher was President of Enbridge Energy Company, Inc. (“Enbridge”) and President and Director of Enbridge Energy Partners, L.P.  Prior to that, he founded and served as Chairman of the Board, President and Chief Executive Officer of MidCoast Energy Resources (“MidCoast”), from its formation in 1992 until 2001, when Enbridge acquired MidCoast.  In addition, Mr. Tutcher has been involved in the design, construction and operation of petroleum pipelines and all types of petroleum equipment and storage, as well as oil and gas exploration and production.  Mr. Tutcher holds a B.B.A from Washburn University.

Robert T. Chisholm — [Title, and Portfolio Manager].  Mr. Chisholm has 17 years of experience and is a [Portfolio Manager] on the [global infrastructure team.]  His responsibilities include research & analysis of

24

individual MLPs, quantitative & qualitative analysis of MLP holdings, and trading.  Prior to joining the Adviser, he served as Senior Portfolio Manager of Center Coast since its inception in 2007.  Prior to that, Mr. Chisholm was in Morgan Keegan’s Energy Investment Banking Division (from 2006 to 2007) and a Senior Project Advisor at Enbridge Energy Partners, LP (from 2002 to 2006), where he advised on over $8 billion of MLP mergers and acquisitions.  Mr. Chisholm began his career in the energy industry at Koch Industries, Inc. where he served in various roles in their Capital Market, Hydrocarbon and Midstream groups.  Mr. Chisholm holds an M.B.A from the McCombs School of Business at the University of Texas and a B.B.A in Finance from Texas Christian University.

Jeff Jorgensen — [Title, and Portfolio Manager].  Mr. Jorgensen is a [Portfolio Manager] on the [global infrastructure team.]  Prior to joining the Adviser, has served as Center Coast’s Director of Research since March 2014.  As Director of Research, Mr. Jorgensen was responsible for leading Center Coast’s research efforts across all of its investment products and provided macro and micro investable analytics on energy infrastructure investments.  Prior to that, Mr. Jorgensen served as an Executive Director in UBS’ Global Natural Resources Group focusing on MLPs and other oil and gas sub-sectors.  During his tenure at UBS, he worked on over $20 billion of MLP and energy equity offerings, $10 billion of mergers and acquisitions transactions, and in excess of $20 billion of debt deals.  Mr. Jorgensen’s previous experience includes working as an attorney for Bracewell & Giuliani and as an associate with Morgan Stanley’s Global Energy Group.  He received a J.D. from the University of Texas School of Law and a B.A. in Economics from Rice University.

F.            Comparison of Distribution and Purchase and Redemption Procedures

Distribution of Shares:

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

Quasar Distributors, LLC (the “Distributor” or “Quasar”), an affiliate of the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent” or “USBFS”), is located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, WI 53202, and is the distributor for the shares of the Fund.  Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”).  Shares of the Fund are offered on a continuous basis.

The Fund has adopted distribution plans under Rule 12b-1 (the “Plans”) for Class A, Class C, and Class T Shares of the Fund (each, a “Plan”).  Under these Plans, the Fund may use its assets to finance activities relating to the sale of its Class A, Class C, and Class T Shares and the provision of certain shareholder services.  To the extent that any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activities outside the Plan and not be subject to its limitations.

The Class A and Class T Plans authorize payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class A and T Shares to finance distribution of its Class A and Class T Shares or pay shareholder service fees.  The Class C Plan authorizes payments on an annual basis of 0.75% of its average daily net assets attributable to Class C Shares to finance distribution of its Class C Shares and 0.25% for shareholder service fees.

Because the Rule 12b-1 fees are higher for Class C Shares than for Class A and Class T Shares, Class C Shares will have higher annual expenses.  Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

SHAREHOLDER ACCOUNT INFORMATION — (CLASS C SHARES ONLY)

The Distributor pays a sales commission of up to 1.00% of the purchase price of Class C Shares of the Fund at the time of sale to

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Advisor, the Sub-Advisor or any other service provider for the Fund.

IMST, on behalf of the Fund, has adopted a plan pursuant to Rule 12b-1 of the 1940 Act (the “Acquired Fund 12b-1 Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its Class A Shares, Class C and Class T Shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of each such Class and the maintenance of their shareholder accounts.

For Class A and Class T Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C Shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets attributable to such shares. Since these fees are paid out of the Fund’s assets attributable to the Fund’s Class A Shares, Class C Shares and Class T Shares, respectively, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A Shares, Class C Shares and Class T Shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that respective class of shares. The Distributor may pay any or all amounts received under the Fund’s Rule 12b-1 Plan to other persons for any distribution or administrative services provided by such persons to the Fund. Payments under the Fund’s 12b-1 Plan are not tied exclusively to expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.

To promote the sale of the Fund’s Class C Shares and to pay for certain shareholder liaison services, the Distributor may pay broker-dealers up to 1.00% of the amount invested by their clients in the Class C Shares of the Fund at the time the Shares are purchased (which

25

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

brokers who initiate and are responsible for purchases of such Class C Shares of the Fund.  These payments to brokers are financed solely by the Adviser.  As described more fully below under the section of this Prospectus entitled “Rule 12b-1 Plans,” you will also pay distribution and service fees of 1.00% each year under a distribution plan that the Fund has adopted for Class C Shares under Rule 12b-1.  Proceeds from the CDSC and the 1.00% distribution plan payments made in the first year after purchase are paid to the Distributor and are used in whole or in part by the Distributor to pay the Adviser for financing the 1.00% up-front commission to brokers who sell Class C Shares.  During the first year, the Adviser may retain the full 1.00% Rule 12b-1 fee to recoup the up-front payment made at the time of purchase.  Once the Distributor has reimbursed the Adviser for the amounts financed, brokers will receive from the Distributor the ongoing Rule 12b-1 fees associated with their clients’ investments in Class C Shares.

includes prepayment of the first year’s 0.25% shareholder liaison service fee). These up-front payments to broker-dealers are financed solely by the Advisor. However, the Distributor receives and can reimburse the Advisor for all of the 12b-1 fees with respect to such shares. During the first 12 months, the Advisor may retain the full 1.00% 12b-1 fee to recoup the up-front payment advanced at the time of purchase. After the Distributor has reimbursed the Advisor for the amounts that the Advisor has financed, the broker-dealers will receive from the Distributor the ongoing 12b-1 fees associated with their clients’ investments.

Minimum Investment Amounts:

Center Coast Brookfield MLP Focus Fund / Acquiring Fund

The minimum initial investment for Class A, C, T and Y is $1,000 and the minimum for additional investments is $100.  The minimum initial investment for Class I is $1 million and there is no minimum for additional Class I investments.  Class T Shares are not currently offered for sale.

Class Y Shares are available only through certain “wrap,” retirement or other programs sponsored by certain financial intermediaries with whom the Fund and/or its distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

Class I Shares are available to foundations, endowments, institutions, and employee benefit plans that purchase at least $1 million of shares of the Fund.  The Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.

Center Coast MLP Focus Fund / Acquired Fund

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
A Shares, C Shares and T Shares
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Accounts with Automatic Investment Plans	$2,500	$100
Institutional Shares
All Accounts	$1,000,000	$100,000

The minimum for Institutional Class Shares is waived for purchases pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions, including registered investment advisors, where investment decisions are made on a discretionary basis by investment professionals. No initial or subsequent investment minimum is required for Trustees or officers of the Trust, directors, officers and employees of the Advisor, the Sub-Advisor or the Distributor or any of their affiliates, or the spouse, life-partner, parent, child, sibling or other close family member of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person, or the estate of any such person. The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by the Trust’s officers.

Purchasing, Redeeming and Exchanging Fund Shares:

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

You may purchase shares of the Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network or through a bank or through one or more brokers authorized by the Fund to receive purchase orders.  Please use the appropriate account application when purchasing by mail or wire.  If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at 1-855-244-4859.  The Fund

The Fund is offered through certain approved financial intermediaries (and their agents). The Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV (plus any sales charge, as applicable) calculated by the Fund. Your financial intermediary will hold your shares in a pooled

26

Center Coast Brookfield MLP Focus Fund / Acquiring Fund

reserves the right to reject any purchase order.  For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund.  Orders may also be rejected from persons believed by the Fund to be “market timers.”

All checks must be in U.S. dollars drawn on a domestic financial institution.  The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks or any conditional order or payment.

To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below.  To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent.  If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.  You may also be responsible for any loss sustained by the Fund.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities.  Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s investment objective and otherwise acceptable to the Adviser and the Board.  For further information, you may call a customer service representative of the Fund toll-free at 1-855-244-4859.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program.  As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P. O. Box will not be accepted.  Please contact the Transfer Agent at 1-855-244-4859 if you need additional assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Fund have not been registered for sale outside of the United States.  The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

Lost Shareholder.  It is important that the Fund maintain a correct address for each investor.  An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account.  If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

Center Coast MLP Focus Fund / Acquired Fund

account in its (or its agent’s) name. The Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may require payment of additional fees from its individual clients which may be in addition to those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.

The Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

Regular Mail Center Coast Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Center Coast Fund 235 West Galena Street Milwaukee, Wisconsin 53212

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1(800) 207-7108 and you will be allowed to move money in amounts of at least $100, but not greater than $100,000, from your bank account to the Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

To open an account by wire, a completed account application form must be received by the Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a.

ABA Number 101000695

For credit to Liberty Street Funds

A/C #9871879623

For further credit to:

Your account number

27

Center Coast Brookfield MLP Focus Fund / Acquiring Fund

Purchasing Shares by Mail.  Please complete the account application and mail it with your check, payable to the [Name of Fund], to the Transfer Agent at the following address:

Brookfield Investment Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

You may not send an account application via overnight delivery to a United States Postal Service post office box.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:

Brookfield Investment Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

Purchasing Shares by Telephone.  If you accepted telephone transaction privileges (either by completing the required portion of your account application or by subsequent arrangement in writing with the Fund), and your account has been open for 15 days, you may purchase additional shares by calling toll-free at 1-855-244-4859.  You may not make your initial purchase of Fund shares by telephone.  Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network.  You must have banking information established on your account prior to making a telephone purchase.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the applicable price next calculated.  For security reasons, requests by telephone may be recorded.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

Purchasing Shares by Wire.  If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application.  You can mail or overnight deliver your account application to the Transfer Agent at the above address.  Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf.  Once your account is established, you may instruct your bank to send the wire.  Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to:

U.S. Bank National Association

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

ABA #075000022

Credit:  U.S. Bancorp Fund Services, LLC

A/C#112-952-137

FFC:  Brookfield Investment Funds

Shareholder Registration

Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above.  Before each wire purchase, you should be sure to notify the Transfer Agent.  It is essential that your bank include complete information about your account in all wire transactions.  If you have questions about how to invest by wire, you may call the Transfer Agent at 1-855-244-4859.  Your bank may charge you a fee

Center Coast MLP Focus Fund / Acquired Fund

Fund Name

Name(s) of investor(s)

Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1(800) 207-7108 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. The Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.

You may redeem shares purchased directly from the Fund by mail. Send your written redemption request to the Fund at the address indicated below. Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

Regular Mail Center Coast Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Center Coast Fund 235 West Galena Street Milwaukee, Wisconsin 53212

A Medallion signature guarantee must be included if any of the following situations apply:

•                  You wish to redeem more than $100,000 worth of shares;

•                  When redemption proceeds are sent to any person, address or bank account not on record;

•                  If a change of address was received by the Transfer Agent within the last 30 days;

•                  If ownership is changed on your account; or

•                  When establishing or modifying certain services on your account.

To redeem shares by telephone, call the Fund at 1(800) 207-7108 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through

28

Center Coast Brookfield MLP Focus Fund / Acquiring Fund

for sending a wire payment to the Fund.

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing.  Neither the Fund nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or federal Reserve wire system or from incomplete wiring instructions.

You can exchange shares of the Fund you hold for shares in an identically registered account of the same class of any other Fund in the Trust, based on their relative NAVs (with the exception of Class T Shares, which have no exchange privilege).  Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange.

In effecting an exchange:

•                  you must meet the minimum investment requirements for the Fund whose shares you wish to purchase through exchange;

•                  you will realize a taxable gain or loss;

•                  you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange your shares directly through the Distributor, through the Transfer Agent, through a registered broker-dealer, or through your financial intermediary.

Exchange By Telephone.  You may give exchange instructions by telephone by calling 1-855-244-4859.

Exchange By Mail.  You may send a written request for exchanges to the following address:

Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the Fund(s) whose shares you wish to exchange, and the name of the Fund(s) whose shares you wish to acquire.

The Fund may modify or terminate the exchange privilege at any time.  You will be given notice 60 days prior to any material change to the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund.  This charge is set by your broker and does not benefit the Fund or the Adviser in any way.  It is in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.

Center Coast MLP Focus Fund / Acquired Fund

your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $100,000, by instructing the Fund by phone at 1(800) 207-7108. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

•                  The Fund account number;

•                  The name in which his or her account is registered;

•                  The Social Security Number or Taxpayer Identification Number under which the account is registered; and

The address of the account holder, as stated in the account application form.

You may exchange Class A, Class C and Institutional Class shares of the Fund for shares of other funds managed by the Advisor, which are offered in separate prospectuses. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other fund, as stated in that fund’s prospectus. You may realize either a gain or a loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. If you are not using a broker, you may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year. If a CDSC applies to your redemption of Fund shares, it will be waived for the transaction to exchange shares of the Fund for shares of another fund managed by the Advisor; however, the CDSC and the remaining time period for which the CDSC applies will carry to the other fund. Class T shares do not have exchange privileges.

If the value of your account falls below $1,000 (excluding qualified retirement accounts) with respect to Institutional Class Shares or $500 (excluding qualified retirement accounts or accounts with systematic investment plans) with respect to Class A Shares, Class C Shares and Class T Shares, the Fund may ask you to increase your balance. If, after 60 days, the account value is still below $1,000 (excluding qualified retirement accounts or accounts with systematic investment plans) for Institutional Class Shares or $500 (excluding qualified retirement accounts) for Class A Shares, Class C Shares and Class T Shares, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value. There are no minimum balance requirements for qualified retirement accounts. The Fund will not assess a redemption fee on shares involuntarily redeemed due to low account balances.

Sales Charge on Class A Shares:

Center Coast Brookfield MLP Focus Fund / Acquiring Fund

Unless you are eligible for a sales charge reduction or a waiver, as set out in Appendix A to this Prospectus, an initial sales charge applies to all other purchases of Class A Shares. The sales charge is imposed on Class A Shares of the Fund at the time of purchase in accordance with the following schedule:

Center Coast MLP Focus Fund / Acquired Fund

Sales Charge Schedule-Class A Shares. Class A shares of the Fund are sold at the public offering price, which is the NAV plus an initial maximum sales charge that varies with the amounts you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

29

Center Coast Brookfield MLP Focus Fund / Acquiring Fund

	Class A Shares - Sales Charge (Load) as % of:
Amount of Investment	Offering Price(1)	Amount Invested	Broker-Dealers
Less than $50,000	4.75%	4.99%	4.75%
$50,000 but under $100,000	4.25%	4.44%	4.25%
$100,000 but under $250,000	3.50%	3.63%	3.50%
$250,000 but under $500,000	2.50%	2.56%	2.50%
$500,000 but under $1 million	2.00%	2.04%	2.00%
$1 million or more(2)	None	None	None

(1)         Includes front-end sales load.

(2)         No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 18 months of the purchase. If imposed, the CDSC is based on the original cost of the shares being redeemed.

No sales charge is imposed on reinvestment of distributions selected in advance of the distributions.

Center Coast MLP Focus Fund / Acquired Fund

	Class A Shares - Sales Charge (Load) as % of:
Amount of Purchase	Public Offering Price	Net Asset Value(1)	Broker/Dealer Reallowance %
Less than $50,000	5.75%	6.10%	5.75%
At least $50,000 but less than $100,000	4.70%	4.99%	4.70%
At least $100,000 but less than $250,000	3.50%	3.63%	3.50%
At least $250,000 but less than $500,000	2.50%	2.56%	2.50%
At least $500,000 but less than $1,000,000	2.00%	2.04%	2.00%
$1,000,000 and greater(2)	None	0.00%	None

(1)         Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.

(2)         No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the offering price will be charged on purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.

When purchasing Class A Shares, if the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a discounted initial sales charge. For example, a purchase of less than $50,000 of Class A shares of the Fund would pay an initial charge of 5.75%, while a purchase of $50,000 would pay an initial charge 4.70%. There are several breakpoints shown in the Class A Shares - Sales Charge table above. The greater the investment, the greater the sales charge discount. Investments above $1,000,000 have no front-end sales charge but may be subject to a CDSC.

The offering price for Class A Shares includes the relevant sales charge. Normally, reallowances are paid as indicated in the previous tables.

The Advisor may pay a sales commission of up to 1.00% of the offering price of Class A shares to brokers that initiate and are responsible for purchases of $1 million or more according to the chart below. This does not apply to accounts for which an institution provides advisory or fiduciary services pursuant to an account management fee.

Sales Commission as % of Public Offering Price:
Aggregate Amount of Purchase(1)		Sales Commission
$1,000,000 but less than $5,000,000	1.00%
$5,000,000 but less than $10,000,000	0.75%	of the amount over $5,000,000 plus $50,000
$10,000,000 but less than $15,000,000	0.50%	of the amount over $10,000,000 plus $87,500
$15,000,000 and greater	0.25%	of the amount over $15,000,000 plus $112,500

(1)         Sales commissions will be calculated at the rate indicated in the table above based on the aggregate, not incremental, purchase amount.

30

Reduced Sales Charges on Class A Shares:

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent (the “Letter”) agreeing to make purchases over time.  Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares.  The requirements are described in the following paragraphs.  To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent.  For more information about sales charge discounts and waivers, consult with your broker or other service provider.  Additional information can be found in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.

Volume Discounts/Rights Of Accumulation.  In order to determine whether you qualify for a Volume Discount under the sales charge schedule above, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit.  You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts.  Only accounts at the intermediary or the transfer agent where the current investment is made may be used to qualify for a sales charge reduction based on the Right of Accumulation.  The Fund uses the current NAV of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.

Letter of Intent.  By signing a Letter of Intent (LOI) you can reduce your Class A sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

Required Shareholder Information and Records.  In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction.  Without notification, the Fund is unable to ensure that the reduction is applied to your account.  You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers.  This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

•                  all of your accounts at the Fund or a broker;

•                  any Fund account of yours at another broker; and

•                  Fund accounts of related parties of yours, such as members

You can qualify for a reduced initial sales charge on purchases of Class A Shares under rights of accumulation (“ROA”) or a letter of intent (“LOI”). The Class A Shares of other mutual funds managed by the Advisor may be included when considering eligibility for reduced sales charges under ROA or a LOI. The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to calculate ROA and LOI based on the financial institution’s transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

For rights of accumulation, you may take into account accumulated holdings in all Class A Shares of the Fund and any other fund managed by the Advisor that were purchased previously for accounts (a) (i) in your name, (ii) in the name of your spouse, (iii) in the name of you and your spouse, or (iv) in the name of your minor child under the age of 21, and (b) sharing the same mailing address (“Accounts”). Subject to your financial institution’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (as of the day prior to your additional Fund investment) or (b) the amount you invested (including reinvested distributions, but excluding capital appreciation) less any withdrawals.

To be entitled to a reduced sales charge based on shares already owned, you must ask for the reduction at the time of purchase. You must also provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children’s ages), or other household members and, if requested by your financial institution, the following additional information regarding these Accounts:

•                  Information or records regarding Class A Shares held in all accounts in your name at the Fund’s transfer agent (the “Transfer Agent”);

•                  Information or records regarding Class A Shares held in all accounts in your name at a financial intermediary; and

•                  Information or records regarding Class A Shares for accounts in the name of your spouse, children, or other household members, as applicable, at the Transfer Agent or another financial intermediary.

The Fund may amend or terminate this right of accumulation at any time.

You may also enter into an LOI, which expresses your intent to invest $50,000 or more in the Fund’s Class A Shares in accounts within a future period of 13 months. The Class A Shares of other mutual funds managed by the Advisor may be eligible to be included for purposes of calculating a reduced sales charge under a LOI. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the Class A Shares as if such purchases were executed in a single transaction. If incurred, these charges may be deducted directly from

31

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

of the same family, at any broker.

You should therefore keep copies of these types of records.

Investors Eligible For Sales Charge Waivers.  Class A Shares of the Fund may be offered without a sales charge to:  (1) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (2) any unit investment trusts registered under the 1940 Act which have shares of the Fund as a principal investment; (3) persons investing in certain fee-based programs under which they pay advisory fees to a broker-dealer or other financial institution that has entered into an agreement with the Fund and/or its distributor; and (4) financial intermediaries who have entered into an agreement with the Fund and/or its distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

In addition, shareholders who redeemed Class A shares of the Fund that were originally subject to a front-end sales load may buy back Class A shares of the Fund into the same shareholder account within 45 days of the redemption date without paying a sales charge on the reinstated shares. The amount eligible to be repurchased under this Reinstatement Privilege may not exceed the amount of your redemption proceeds originally received from the reinstated shares. Reinstatements will be priced at the Fund’s current NAV. To exercise this Reinstatement Privilege, you must notify your financial consultant or the Fund’s Transfer Agent at the time of your transaction that you believe you qualify for the privilege.

Additional categories of sales charge reductions and waivers are also set out in Appendix A to this Fund’s Prospectus. Investors who qualify under any of the categories described above or those set out in Appendix A to this Fund’s Prospectus should contact their brokerage firm.  Some of these investors may also qualify to invest in Class I Shares.

BREAKPOINTS OR VOLUME DISCOUNTS — (CLASS A SHARES ONLY)

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances.  These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your investment in Class A Shares.  Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges.  If you invest $50,000 or more in Class A Shares of the Fund, then you are eligible for a reduced sales charge.  Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC will apply if shares are redeemed within eighteen months after purchase.

The Adviser may pay a sales commission of up to 1.00% of the offering price of Class A Shares to brokers that initiate and are responsible for purchases of $1,000,000 or more.  This does not apply with respect to shares purchased by “advisory accounts” for the benefit of clients of broker-dealers, financial advisers or other financial institutions; provided the broker-dealer, financial adviser or financial institution charges its client(s) an advisory fee based on the assets under management on an annual basis.

your account. Accounts subject to the LOI must be specifically identified in the LOI.

Elimination of Initial Sales Charges-Class A Shares. Certain persons may also be eligible to purchase or redeem Class A Shares without a sales charge. No sales charge is assessed on the reinvestment of Class A Shares’ distributions. No sales charge is assessed on purchases made for investment purposes by:

•                  Investors with no associated broker/dealer who purchase shares directly through the Transfer Agent;

•                  Investors purchasing shares through a financial institution that has an agreement with the Fund or the Fund’s distributor to waive sales charges or offer Class A shares though a no load network or platform (please see Appendix A for a list of financial institutions that have these arrangements);

•                  A qualified retirement plan under Section 401(a) of the Code or a plan operating consistent with Section 403(b) of the Code;

•                  Any bank, trust company, savings institution, registered investment advisor, financial planner or financial institution on behalf of an account for which such party provides advisory or fiduciary services pursuant to an account management fee;

•                  Trustees and officers of the Trust; directors, officers and full-time employees of the Advisor, the Sub-Advisor, the Distributor, any of their affiliates or any organization which has a selling agreement with the Fund or the Fund’s distributor; the spouse, life partner, parent, child, sibling or other close family member of any such person; any trust or individual retirement account or retirement plan for the benefit of any such person; or the estate of any such person;

•                  No sales charge is assessed on shares purchased as a result of an exchange from another eligible fund managed by the Advisor;

•                  No sales charge is assessed on Class A Shares purchased within 90 days from the redemption of Class A Shares of another eligible fund managed by the Advisor that were subject to an initial sales charge;

•                  Reinstatement privileges. If you redeem your Class A Shares that were subject to an initial sales charge and then decide to reinvest in Class A Shares, you may, within 90 calendar days of the date of your redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales charge, all or any part of your investment in Class A Shares of the Fund. The Transfer Agent must be informed that your new purchase represents a reinstated investment.

•                  Any shares purchased as a result of reinvesting dividends or distributions.

The Fund requires appropriate documentation of an investor’s eligibility to purchase or redeem Class A Shares without a sales charge. Any shares of the Fund so purchased may not be resold except to the Fund.

32

Sales Charge on Class T Shares:

Center Coast Brookfield MLP Focus Fund / Acquiring Fund

Unless you are eligible for a sales charge reduction or a waiver, the public offering price you pay when you buy Class T shares of the Fund is the NAV of the shares plus an initial sales charge.  Absent a reduction or a waiver, an initial sales charge applies to all other purchases of Class T shares.  The sales charge structure and policies of Class T shares may create a conflict of interest for financial intermediaries with respect to transactions in the Fund’s Class T shares.  Because each transaction in Class T shares (unless covered by a reduction or a waiver noted in Appendix A applicable to a particular intermediary) is subject to a new sales charge, this could incentivize multiple purchases and sales of Class T shares.  It is the responsibility of the financial intermediary through which you have purchased Class T shares to ensure that you obtain the proper “breakpoint” discount.  The sales charge is imposed on Class T shares at the time of purchase in accordance with the following schedule:

Class T Shares-Sales Charge Schedule
Amount of Investment	Sales Charge as % of the Offering Price(1)	Sales Charge as % of Amount Invested	Reallowance to Broker- Dealers
Less than $250,000	2.50%	2.56%	2.50%
$250,000 but under $500,000	2.00%	2.04%	2.00%
$500,000 but under $1 million	1.50%	1.52%	1.50%
$1 million or more	1.00%	1.01%	1.00%

(1)      Front-end sales load.

No sales charge is imposed on reinvestment of dividends and distributions if you select that option in advance of the distribution.

Center Coast MLP Focus Fund / Acquired Fund

Sales Charge Schedule-Class T Shares. Class T Shares of the Fund are sold at the offering price, which is the NAV plus an initial maximum sales charge that varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge. Currently, Class T Shares are not available for purchase.

Class T Shares-Sales Charge Schedule
Your Investment	Front-End Sales Charge as a % of Offering Price*	Front-End Sales Charge as a % of Net Investment	Dealer Reallowance as a % of Offering Price
Up to $249,999	2.50%	2.56%	2.50%
$250,000-$499,999	2.00%	2.04%	2.00%
$500,000-$999,999	1.50%	1.52%	1.50%
$1 million or more	1.00%	1.01%	1.00%

*               The offering price includes the sales charge.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class T Shares received from reinvestment of distributions.

When purchasing Class T Shares, if the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a discounted initial sales charge. For example, a purchase of up to $249,999 of Class T shares would pay an initial charge of 2.50%, while a purchase of $250,000 would pay an initial charge 2.00%. There are several breakpoints shown in the Class T Shares - Sales Charge Schedule table above. The greater the investment, the greater the sales charge discount.

Class T Shares are generally not eligible for any waivers or reductions of the sales charges similar to Class A Shares set forth above, including through the ROA or LOI. As described in Appendix A to the Fund’s Prospectus, financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers. Please see “Appendix A - Waivers and Discounts Available from Intermediaries” to determine whether your financial intermediary offers different waivers or discounts.

Not all financial intermediaries make Class T Shares available to their clients. Third parties making Fund shares available to their clients determine which share classes to make available. Certain financial intermediaries through whom you may invest in Class T Shares may impose their own investment fees, policies and procedures for purchasing and selling Fund shares, which are not described in the Fund’s Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T Shares of the Fund and the intermediary’s policies, procedures and other information.

33

CDSC on Class A and C Shares:

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

You will pay a CDSC when you redeem:

•                  Class A Shares within eighteen months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase; and

•                  Class C Shares within twelve months of buying them.

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%.  Your CDSC will be based on the original cost of the shares being redeemed.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed.  When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time.  We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund.  Certain financial intermediaries may have procedures which differ from those of the Fund with regards to calculation of the holding period of shares acquired through an exchange.  Investors should refer to their intermediary’s policies.

We will waive the CDSC payable upon redemptions of shares for:

•                  redemptions and distributions from retirement plans made after the death or disability of a shareholder;

•                  minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;

•                  involuntary redemptions made by the Fund;

•                  a distribution from a tax-deferred retirement plan after your retirement; and

•                  returns of excess contributions to retirement plans following the shareholder’s death or disability.

Additionally, shareholders who reinvest the full value of their Class C redemption proceeds back into Class C shares of the Fund in the same shareholder account within 45 days of the redemption will receive a reimbursement of the CDSC that they paid at the time of redemption. This CDSC Reimbursement will be made in the form of additional Class C shares of the Fund based on the Fund’s NAV on the reinvestment date. Class C shares acquired with proceeds from a CDSC Reimbursement will be subject to a CDSC if redeemed within 12 months. To receive the CDSC Reimbursement, you must notify your financial consultant or the Fund’s Transfer Agent at the time of your transaction that you believe you qualify for the reimbursement.

Shareholders of certain intermediaries may also have their CDSC waived or reduced under other circumstances. Please refer to Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries”, attached to the Fund’s Prospectus.

A CDSC of up to 1.00% of the purchase or sales price, whichever is less, is assessed on redemptions of Class A Shares that were part of a purchase of $1 million or more and that are liquidated in whole or in part within 12 months of purchase for the Fund. A CDSC of 1.00% of the purchase or sales price, whichever is less, is assessed on redemptions of Class C Shares that are liquidated in whole or in part within 12 months of purchase for the Fund. The maximum investment amount in Class C Shares is $999,999. The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may impose lower maximum investment amounts for the Fund’s Class C Shares.

To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested distributions. The Fund will then liquidate shares in the order that they were first purchased until the redemption request is satisfied. Investors who think they may be eligible for a waiver of the CDSC should inform their financial advisor. An investor or financial intermediary must notify the Transfer Agent prior to the redemption request to ensure receipt of the waiver.

Waivers of CDSC. A CDSC will not be assessed on redemptions of Class A Shares or Class C Shares purchased by:

•                  Redemptions following death or permanent disability (as defined by the Code) of an individual investor;

•                  Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Code;

•                  Redemptions to return excess contributions made to a retirement plan;

•                  Redemptions by any bank, trust company, savings institution, registered investment advisor, financial planner or financial institution on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee; or

•                  Trustees and officers of the Trust, directors, officers and full-time employees of the Advisor, the Sub-Advisor, the Distributor, any of their affiliates or any organization with which the Distributor has entered into a dealer agreement, the spouse, life partner, parent, child, sibling or other close family member of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person, or the estate of any such person.

•                  A CDSC will not be assessed on exchanges into another eligible fund managed by the Advisor; however, any applicable CDSC and the remaining time period for which the CDSC applies will carry to the other fund.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. As described in Appendix A to the Fund’s Prospectus, financial intermediaries may have different policies and procedures regarding the availability of CDSC waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers or discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts. Please see

34

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

“Appendix A - Waivers and Discounts Available from Intermediaries” of the Fund’s Prospectus for a description of waivers or discounts available through certain intermediaries.

Conversion of Shares:

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

Accounts participating in or moving into wrap-fee programs or held through a registered investment adviser may exchange their existing Class A or Class C shares for Class Y shares.  Any account with an existing CDSC liability (Class C shares held for less than 12 months) will assess the CDSC before converting to Class Y shares.  An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

A share conversion is a transaction in which shares of one class of the fund are exchanged for shares of another class of the fund. Share conversions can occur between Class A, Class C and Institutional Class shares of the Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax adviser on your particular circumstances. Please note, all share conversion requests must be approved by the Advisor. In addition, Class A and Class C Shares may be converted to Class T shares of the same Fund and such transactions are subject to meeting any investment minimum or eligibility requirements. Class T Shares have no conversion features.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Frequent Trading:

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

Tools to Combat Frequent Transactions. The Board has adopted policies and procedures to prevent frequent transactions in the Fund.  The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps include monitoring trading activity and using fair value pricing.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the

35

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

omnibus accounts by those intermediaries.  The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.

Monitoring Trading Practices.  The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the 1940 Act the Fund’s Distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.

Fair Value Pricing.  The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Fund does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed annually by the Board.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV.

More detailed information regarding fair value pricing can be found under the heading titled, “Pricing of Fund Shares.”

possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Monitoring Trading Practices

The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of the Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

Policy on Prohibition on Foreign Shareholders

The Fund requires that all shareholders must be a U.S. citizen residing in the U.S. or a U.S. Territory, or a resident alien residing in the U.S. or a U.S. Territory, and they must also have a valid U.S. Taxpayer Identification Number to open an account with the Fund.

General Transaction Policies

Some of the following policies are mentioned above. In general, the Fund reserves the right to:

•                vary or waive any minimum investment requirement;

•                refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;

•                reject any purchase request for any reason (generally the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•                delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

•                reject any purchase or redemption request that does not contain all required documentation; and

•                subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may

36

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in the Fund’s Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Pricing of Fund Shares

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

The NAV of the Fund is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV will not be calculated on days when the NYSE is closed for trading.

Purchase and redemption requests are priced at the NAV per share next calculated plus any applicable sales charge after receipt of such requests.  The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV).  NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share).  The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  Market values represent the prices at which securities actually trade or evaluations based on the judgment of the Fund’s outside pricing services.  Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board of Trustees (the “Board”) of Brookfield Investment Funds (the “Trust”).  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained.

Trading in Foreign Securities.  In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but

The offering price of each class of the Fund’s shares is the NAV of that class (plus any sales charges, as applicable). The differences among the classes’ NAVs reflect the daily expense accruals of the distribution fees applicable to Class A Shares, Class C Shares and Class T Shares. The Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily. The Fund’s NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAVs on days when you are not able to buy or sell Fund shares.

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (OTC) market in which such securities are trading, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded on NASDAQ are valued at the NASDAQ Official Closing Price produced by NASDAQ each business day. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at fair value considering prices for securities of comparable maturity, quality, and type. The Fund values exchange-traded options at the last sales price, or, if no last sales price is available, at the last bid price.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

37

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

prior to the time the Fund’s NAV per share is calculated (such as a significant surge or decline in the United States or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV per share.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated.  The Adviser anticipates that the Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.

Deferred Income Tax Effect on Share Price. In calculating the Fund’s daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances.  As a result, any deferred tax liability and/or asset is reflected in the Fund’s daily NAV.

The Fund will accrue a deferred income tax liability balance if applicable, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate for its future tax liability associated with that portion of MLP distributions considered to be a tax-advantaged return of capital, as well as for its future tax liability associated with the capital appreciation of its investments.  The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and realized and unrealized gains on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions.  Any deferred tax liability balance will reduce the Fund’s NAV. Upon the Fund’s sale of an MLP security, the Fund may be liable for previously deferred taxes.

The Fund will accrue if applicable, in accordance with generally accepted accounting principles, a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with any net investment loss, any realized losses on investments and any unrealized depreciation on investments.  Any deferred tax asset balance will increase the Fund’s NAV.  To the extent the Fund has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required.  Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized.  The Fund will use judgment in considering the relative impact of negative and positive evidence.  The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified.  The Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), statutory 751 recapture provisions associated with reported deductions from the Fund’s underlying investments, the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused.  However, this assessment generally may not consider the potential for market value increases with respect to the Fund’s investments in equity securities of MLPs or any other securities or assets.  Significant weight is given to the Fund’s forecast of future taxable income (including depreciation or other cost recovery deduction recapture income relating to the MLPs in which the Fund invests), which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels.  Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAVs are determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Deferred Income Tax Effect on Share Price. In calculating the Fund’s daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability and/or asset is reflected in the Fund’s daily NAV.

The Fund will accrue a deferred income tax liability balance if applicable, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate for its future tax liability associated with that portion of MLP distributions considered to be a tax-advantaged return of capital, as well as for its future tax liability associated with the capital appreciation of its investments. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and realized and unrealized gains on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce the Fund’s NAV. Upon the Fund’s sale of an MLP security, the Fund may be liable for previously deferred taxes.

The Fund will accrue if applicable, in accordance with generally accepted accounting principles, a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with any net investment loss, any realized losses on investments and any unrealized depreciation on investments. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. The Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), statutory 751 recapture provisions associated with reported deductions from the Fund’s underlying investments, the duration of statutory carryforward periods and the associated risk that operating loss

38

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

period over which deferred tax assets can be realized, as federal tax net operating loss carryforwards expire in twenty years and federal capital loss carryforwards expire in five years.  Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income.  The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of the Fund’s NAV each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

The Fund’s deferred tax asset and/or liability balances are estimated using the effective tax rates currently in effect.  Actual tax rates applicable to the future years in which such balances are realized may be materially higher or lower than such estimates.  The Fund will rely to a significant extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV.  If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs.  The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability.  Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors.  As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.  The Fund’s daily NAV calculation will be based on then current estimates and assumptions regarding the Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time.  From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available.  Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material.  Furthermore such changes would impact the Fund’s shareholders in the period such changes are recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax liability, asset or valuation allowance had been established.

At November 30, 2016, the Center Coast MLP Focus Fund series of Investment Managers Series Trust (the “Predecessor Fund”), which reorganized into the Fund as of [•], determined that a full valuation allowance to the Predecessor Fund’s net deferred tax asset was warranted, based on the Predecessor Fund’s assessment, under ASC 740, that it was more likely than not that the balance of the net deferred tax asset, recorded on the financial records of the Predecessor Fund, would not be realizable through expected future taxable income. Management of the Predecessor Fund determined that a net deferred tax asset valuation allowance was appropriate in conjunction with outside advisors to the Predecessor Fund and its determinations as to the availability of future taxable income, generated primarily from estimated cash distributions to be received at or near current levels in future periods from the MLPs held by the Predecessor Fund. Management of the Predecessor Fund continued to monitor its carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to the Fund’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the Fund’s forecast of future taxable income (including depreciation or other cost recovery deduction recapture income relating to the MLPs in which the Fund invests), which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carryforwards expire in twenty years and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of the Fund’s NAV each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

The Fund’s deferred tax asset and/or liability balances are estimated using the effective tax rates currently in effect. Actual tax rates applicable to the future years in which such balances are realized may be materially higher or lower than such estimates. The Fund will rely to a significant extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The Fund’s daily NAV calculation will be based on then current estimates and assumptions regarding the Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material. Furthermore such changes would impact the Fund’s shareholders in the period such changes are recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax liability, asset or valuation allowance had been established.

At November 30, 2016, the Fund determined that a full valuation allowance to the Fund’s net deferred tax asset was warranted, based on the Fund’s assessment, under ASC 740, that it was more likely than not that the balance of the net deferred tax asset, recorded on the financial records of the Fund, would not be realizable through expected future taxable income. Management determined that a net

39

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

estimates and forecasts of future MLP distributions and other items affecting its determination of the adequacy of the valuation allowance and make modifications accordingly, including possibly reducing or removing the valuation allowance altogether. Modifications of the Predecessor Fund’s estimates or assumptions regarding its net deferred tax asset balances and any applicable valuation allowance could have resulted in increases or decreases in the Predecessor Fund’s NAV, which could have been material.

deferred tax asset valuation allowance was appropriate in conjunction with outside advisors to the Fund and its determinations as to the availability of future taxable income, generated primarily from estimated cash distributions to be received at or near current levels in future periods from the MLPs held by the Fund. Management will continue to monitor its estimates and forecasts of future MLP distributions and other items affecting its determination of the adequacy of the valuation allowance and make modifications accordingly, including possibly reducing or removing the valuation allowance altogether. Modifications of the Fund’s estimates or assumptions regarding its net deferred tax asset balances and any applicable valuation allowance could result in increases or decreases in the Fund’s NAV, which could be material.

In-Kind Purchases and Redemptions:

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”).  It is not expected that the Fund would do so except during unusual market conditions.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.  A redemption in-kind is a taxable event on which you may incur a gain or loss.

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Dividends and Distributions:

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund

The Fund’s distribution policy is intended to provide consistent monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund.  This policy may be changed by the Board at any time. The Fund may make additional distributions if it deems it desirable at any other time of the year.

Pursuant to its distribution policy, the Fund may make distributions that are treated under the tax law as a return of capital. There is no guarantee that the Fund will realize net income in any given year, or that the Fund’s distribution rates will reflect in any period the Fund’s net investment income.  The Fund will provide disclosures with each monthly distribution that estimate the percentages of the current and year-to-date distributions that represent dividends from earnings and profits and distributions (if any) constituting return of capital.  At the end of the year, the Fund may be required under applicable law to recharacterize distributions for the year among dividends from earnings and profits and return of capital (if any) for purposes of tax reporting to shareholders.

All distributions will be reinvested in Fund shares unless you choose to receive distributions in cash.  Distributions (other than any return of capital distributions) are taxable to you, whether received in cash or reinvested in additional shares, and reinvestment does not avoid or defer taxable income to you.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.  If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone in advance of the payment date for the distribution.

Any distribution paid by the Fund has the effect of reducing the NAV on the ex-dividend date by the amount of the distribution.  You should note that a distribution paid on shares purchased shortly before that distribution was declared will be subject to income taxes even though the distribution represents, in substance, a partial return of capital to you.

The Fund currently anticipates making distributions to its shareholders monthly at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests without offset for the expenses of the Fund. The Fund is not required to make such distributions and, consequently, the Fund could decide not to make such distributions or not to make distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests. For more information regarding the risks of the Fund’s distribution policy, please see “Tax Risks: Dividend Distribution Risk.”

All distributions of the Fund are reinvested in additional shares, unless you elect to receive distributions in cash. For federal income tax purposes, distributions are generally treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

40

G.                                   Key Information About The Reorganization

The following is a summary of key information concerning the proposed Reorganization. Keep in mind that more detailed information appears in the Plan, which is attached to this Joint Proxy Statement/Prospectus as Appendix A. The following summary is qualified in its entirety by reference to Appendix A.

1.                                      Agreement and Plan of Reorganization and Liquidation

On October 9, 2017, Brookfield entered into agreements with LSA and Center Coast to, among other things, provide for the acquisition of all of the assets of the Acquired Fund by the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the issuance and delivery by the Acquiring Fund of Shares of the Acquiring Fund of each class corresponding to an outstanding class of the Acquired Fund.  In connection with the acquisition, it is proposed that the Acquired Fund, which is currently advised by LSA and sub-advised by Center Coast, be reorganized into the Acquiring Fund. The Acquired Fund currently operates as a separate series of IMST. The investment objective of the Acquired Fund and the Acquiring Fund are the same and the policies and strategies are substantially similar. After the Reorganization of the Acquired Fund, LSA and Center Coast will no longer serve as investment adviser and sub-adviser, respectively, to the Acquired Fund. Brookfield is the Acquiring Fund’s investment adviser. The current Center Coast portfolio managers, who are responsible for the day-to-day portfolio management of the Acquired Fund, will continue to provide the day-to-day portfolio management services to the Acquiring Fund following the Reorganization.

At the Special Meeting, the shareholders of the Acquired Fund will be asked to approve a Plan to reorganize the Acquired Fund into the Acquiring Fund.  Any certificates representing shares of the Acquired Fund shall automatically be cancelled and each holder of a certificate representing shares of the Acquired Fund shall cease to have any rights with respect thereto, except the right to receive Shares as provided herein.  Shareholders of the Acquired Fund’s Class A Shares, Class C Shares, and Institutional Class Shares will receive Class A Shares, Class C Shares, and Class Y Shares, respectively, of the Acquiring Fund.(1) The Acquiring Fund is a newly organized fund that will commence operations upon the closing of the Reorganization. If the Plan is approved by the shareholders of the Acquired Fund and the Reorganization is completed, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of full and fractional shares of each applicable class of the Acquiring Fund with an aggregate net asset value per class equal to the aggregate net asset value of the corresponding designated class of shares of the Acquired Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the Acquired Fund will distribute the shares of each class of the Acquiring Fund received in exchange for the Acquired Fund’s assets to its shareholders on a class-by-class basis in proportion to the relative net asset value of their holdings of the applicable class of shares of the Acquired Fund by instructing the Acquiring Fund’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Acquired Fund. The expenses associated with the Reorganization will not be borne by the Acquired Fund. No certificates evidencing Acquired Fund shares have been issued to Acquired Fund shareholders, and certificates evidencing Acquiring Fund shares will not be issued to the Acquired Fund’s shareholders.

The holding period for the Acquired Fund’s shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable contingent deferred sales charge, redemption or exchange. Upon completion of the Reorganization, each shareholder of the Acquired Fund will own a number of full and fractional shares of each applicable designated class of the Acquiring Fund equal in aggregate value to the aggregate value of such shareholder’s shares of the corresponding class of the Acquired Fund at the time of the exchange.

(1)  Class T Shares of the Acquired Fund have never been issued.

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Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the net asset value (“NAV”) next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Acquired Fund and the receipt of a legal opinion from counsel to Brookfield Investment Funds with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on [•], 2017, or such other date agreed to by Brookfield Investment Funds and IMST.

Brookfield, LSA and certain affiliates of LSA, and Center Coast have agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and preparing and filing the registration statement that includes this Joint Proxy Statement/Prospectus. Brookfield, LSA and certain affiliates of LSA, and Center Coast will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. The total costs relating to the proposed Reorganization will be approximately [$•].

The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund, notwithstanding approval of the Plan by the Acquired Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval. In addition, the Plan may be terminated at any time prior to the Closing by the Board of IMST or the Board of Brookfield Investment Funds if, among other reasons, the Board of IMST or the Board of Brookfield Investment Funds determines that the Reorganization is not in the best interest of its shareholders.

2.                                      Description of the Acquiring Fund’s Shares

The Acquiring Fund’s shares issued to the shareholders of the Acquired Fund pursuant to the Reorganization will be duly authorized, legally and validly issued, fully paid and non-assessable when issued, and will have no preemptive rights. The Acquiring Fund’s shares will be sold and redeemed based upon the NAV per share of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in more detail in Appendix B.

The chart below indicates which class of Acquiring Fund shares Acquired Fund shareholders will receive in the Reorganization, depending on which Acquired Fund share class shareholders currently own:

Center Coast Brookfield MLP Focus Fund / Acquiring Fund	Center Coast MLP Focus Fund / Acquired Fund
Class A Shares	Class A Shares
Class C Shares	Class C Shares
Class Y Shares	Institutional Class Shares

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3.                                      Board Considerations Relating to the Proposed Reorganization

At the Acquired Fund’s Board Meeting held on June 14, 2017, LSA, the Acquired Fund’s investment adviser, recommended that the Trustees approve the Reorganization. At the meeting, the Trustees reviewed the proposed Reorganization from the point of view of the interests of the Acquired Fund and its shareholders. After careful consideration, the Trustees (including all Trustees who are not “interested persons” of the Acquired Fund), with the advice and assistance of independent legal counsel, determined that the Reorganization would be in the best interests of the Acquired Fund and its shareholders. The Trustees unanimously approved the Plan and recommended that the shareholders of the Acquired Fund vote in favor of the Reorganization by approving the Plan.

In considering the proposed Reorganization, the Board noted that Brookfield, which intended to acquire Center Coast, the current sub-adviser of the Acquired Fund, would provide advisory services to the Acquiring Fund.  The Board considered the following information that was provided to it regarding Brookfield and Brookfield Asset Management Inc., Brookfield’s parent company:

•                  Brookfield Asset Management Inc. is a global firm with over a 100-year history of owning and operating real assets;

•                  Brookfield Asset Management Inc. manages approximately $250 billion of assets for its own account and on behalf of its clients as of December 31, 2016;

•                  Brookfield Asset Management Inc. offers various strategies in various public and private investment products; and

•                  Brookfield provides investment advisory services for publicly offered real asset strategies and has approximately $13 billion in assets under management as of December 31, 2016.

The Board considered that in connection with Brookfield’s acquisition of Center Coast, Brookfield also planned to acquire certain assets from and assume certain liabilities of LSA and its marketing affiliate, HRC Fund Associates, LLC.  The Board noted that as indicated by LSA, the Reorganization would only proceed if the acquisition of Center Coast and the acquisition of assets from LSA and certain affiliates of LSA by Brookfield, and other related transactions, were consummated.

The Board noted that LSA and Brookfield were recommending the reorganization of the Acquired Fund in connection with the acquisition by Brookfield of Center Coast and the pending acquisition by Brookfield of certain assets from and the assumption of certain liabilities of, LSA and its marketing affiliate, HRC Fund Associates, LLC, because LSA and Brookfield believed that if those transactions and the Reorganization were consummated, the Acquiring Fund would benefit from the increased scale and broader operations of Brookfield, as the Acquiring Fund’s investment adviser, as well as from Brookfield’s relationships as a wholly-owned subsidiary of Brookfield Asset Management Inc., a global manager managing $250 billion of real assets; from the significant experience, knowledge and research network that Brookfield Asset Management Inc. would bring to the Fund’s portfolio management personnel; and from the Fund’s increased access to institutional investors in light of Brookfield’s strong institutional sales network.  The Board noted LSA’s belief that the acquisition by Brookfield of certain assets from and the assumption of certain liabilities of LSA and its marketing affiliate, HRC Fund Associates, LLC, would also help provide continuity in the servicing of the Acquiring Fund’s shareholders through their financial intermediaries, and could potentially continue to promote the growth of the Acquiring Fund and the maintenance of important business relationships with key strategic mutual fund distribution platforms.  The Board noted that Brookfield’s position as a global real asset manager combined with its commitment to distribution efforts with respect to the Acquiring Fund could result in good prospects for increased assets and decreased operating expenses over the long term.

In recommending the proposed Reorganization, the Trustees also considered, among other things:

•                  the expectation that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code and that the Acquired Fund and its shareholders are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

•                  that the investment objectives of the Acquired Fund and the Acquiring Fund are the same and their policies and strategies are substantially similar;

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•                  that the portfolio managers of the Acquired Fund will continue as portfolio managers of the Acquiring Fund;

•                  that the advisory fees to be paid to Brookfield under the Acquiring Fund’s investment advisory agreement would be the same as those paid to LSA under the Acquired Fund’s investment advisory agreement, and that Brookfield had agreed to enter into an expense limitation agreement comparable to the Acquired Fund’s current expense limitation agreement that would cap the Acquiring Fund’s investment advisory fee and operating expenses at levels no higher than the Acquired Fund’s current expenses for at least a two-year period from the date of the Reorganization;

•                  that the Reorganization would allow Acquired Fund shareholders who wish to continue to invest in a mutual fund managed in substantially the same manner as the Acquired Fund to do so;

•                  that Brookfield, LSA and Center Coast will bear the direct costs associated with the Reorganization, shareholder meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes the proxy statement and the cost of copying, printing and mailing proxy materials, and neither the Acquired Fund nor the Acquired Fund shareholders will incur any expenses in connection with the Reorganization;

•                  that the proposed Reorganization will be submitted to the shareholders of the Acquired Fund for their approval; and

•                  that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization.

Based on the foregoing, the Board of the Acquired Fund determined that the Reorganization is in the best interests of the Acquired Fund and would not dilute the interests of the Acquired Fund’s existing shareholders. The Board of the Acquired Fund, including those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, unanimously approved the Reorganization of the Acquired Fund, subject to approval by its shareholders.

The Board unanimously recommends that shareholders of the Acquired Fund approve the Plan and the transactions it contemplates.

4.                                      Federal Income Tax Consequences

For each year of its existence, the Acquired Fund has been subject to tax as a regular corporation, or “C” corporation, under the Code.

As a condition to the Closing of the Reorganization, IMST will receive an opinion of counsel from counsel to Brookfield Investment Funds substantially to the effect that for federal income tax purposes:

•                  The Acquired Fund’s transfer of all of its assets to the Acquiring Fund solely in exchange for Shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, followed by the Acquired Fund’s distribution of Shares of the Acquiring Fund to the Acquired Fund’s shareholders in exchange for their Acquired Fund shares, will qualify as a “reorganization” of the type described in Section 368(a) of the Code.  The Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

•                  No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of shares of the Acquired Fund solely for the Shares of the Acquiring Fund (Section 354(a) of the Code and, as applicable, Sections 1036 and 368(a) of the Code);

•                  The Acquired Fund will not recognize gain or loss (i) upon the transfer of all of its assets to the Acquiring Fund solely in exchange for Shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities, or (ii) upon the distribution of the Shares of the Acquiring Fund to the shareholders of the Acquired Fund in exchange solely for their Acquired Fund shares (Sections 361 and 357(a) of the Code);

•                  The Acquiring Fund will not recognize gain or loss upon its receipt of all of the Acquired Fund’s assets solely in exchange for Shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities (Section 1032(a) of the Code);

•                  The tax basis of the Shares of the Acquiring Fund received by each of the shareholders of the Acquired

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Fund will be the same as the shareholder’s tax basis in the shares of the Acquired Fund surrendered in exchange therefor (Section 358(a)(1) of the Code);

•                  The holding period of the Shares of the Acquiring Fund received in exchange for Acquired Fund shares by each of the shareholders of the Acquired Fund will include the period that the shareholder of the Acquired Fund held the Acquired Fund shares surrendered in exchange therefor, provided that such Acquired Fund shares are held by the shareholder as capital assets on the date of the exchange (Section 1223(1) of the Code);

•                  The tax basis of the Acquired Fund’s assets in the hands of the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the transaction (Section 362(b) of the Code);

•                  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (Section 1223(2) of the Code); and

•                  The taxable year of the Acquired Fund will not end as a result of the transaction contemplated by this Agreement (Treasury Regulations Section 1.381(b)-1(a)(2)).

In rendering the opinion, counsel will rely upon, among other things, certain facts, assumptions and certain representations of Brookfield Investment Funds, IMST, the Acquired Fund and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

By reason of the Reorganization, the Acquiring Fund will succeed to and take into account any net operating loss and capital loss carryforwards of the Acquired Fund. The Reorganization is not expected to result in limitations on the Acquiring Fund’s ability to use any net operating loss or capital loss carryforwards of the Acquired Fund.

Although IMST is not aware of any adverse state income tax consequences, IMST has not made any investigation as to those consequences for the shareholders.  Because each shareholder may have unique tax issues, shareholders should consult their own tax advisers.

5.                                      Comparison of Forms of Organization and Shareholder Rights

Form of Organization.  Brookfield Investment Funds is a Delaware statutory trust governed by its Agreement and Declaration of Trust, By-Laws and a Board of Trustees. IMST is a Delaware statutory trust governed by its Agreement and Declaration of Trust, By-Laws and a Board of Trustees. The operations of Brookfield Investment Funds and IMST are also governed by applicable state and federal law.

Shares.  Brookfield Investment Funds is authorized to issue an unlimited number of shares of beneficial interest of the Acquiring Fund, no par value, from an unlimited number of series of shares. Shareholders have no preemptive rights. IMST is authorized to issue an unlimited number of shares of beneficial interest of the Acquired Fund. Shareholders have no preemptive rights.

Shareholder Voting Rights, Quorum, Required Vote and Action by Written Consent.  Pursuant to the Amended and Restated Agreement and Declaration of Trust for IMST (the “IMST Declaration of Trust”), shareholders have the power to vote only for the following (each to the extent and as provided by the IMST Declaration of Trust): (i) for the election and removal of Trustees, (ii) with respect to the approval of termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships, limited liability companies or other organizations or individuals who provide services for or on behalf of IMST and its series, including investment advisory services, as to which shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of IMST or any series; (iv) with respect to any amendment of the IMST Declaration of Trust; (v) to the same extent as the shareholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as to a class action on behalf of IMST or any series, or the shareholders of any of them, and (vi) with respect to such

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additional matters relating to IMST as may be required by the 1940 Act, the IMST Declaration of Trust, IMST’s by-laws or any registration of IMST with the SEC or any State, or as the Trustees may consider necessary or desirable.

The presence in person or by proxy of one-third of the holder of shares of IMST entitled to vote shall be a quorum for the transaction of business at a shareholder meeting. A majority shareholder vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the IMST Declaration of Trust or IMST’s By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series. On each matter submitted to a vote of shareholders of the Acquired Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. There is no cumulative voting in the election or removal of Trustees. Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof or of the shares of any particular series as shall be required by the 1940 Act or by any express provision of the IMST Declaration of Trust or the IMST by-laws or as shall be permitted by the IMST Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of shareholders.

Pursuant to Brookfield Investment Funds’ Agreement and Declaration of Trust, shareholders of Brookfield Investment Funds have the power to vote only for the following (each to the extent and as provided for in the Declaration of Trust): (i) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act (including Section 16(a) thereof) and (ii) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or as a result of the filing of any registration of the Trust or series as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable.

One-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholder meeting of the Trust, except that where any provision of law or of the Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then one-third of the aggregate number of shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class. On each matter submitted to a vote of shareholders of the Acquiring Fund, each shareholder is entitled to one vote for each share held (with proportional fractional votes for fractional shares). Except when a larger vote is required by any provision of Brookfield Investment Funds’ Declaration of Trust or the By-Laws, a majority of the shares voting on any matter shall decide such matter and a plurality shall elect a Trustee. Any action taken by shareholders of the Trust may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger vote as required by any provision of the Trust’s Declaration of Trust or the By-laws) consent to the action in writing and such written consents are filed with the records of the meetings of shareholders.

Shareholder Meetings.  Brookfield Investment Funds and IMST are not required to, and do not, have annual meetings. Nevertheless, the Board of Brookfield Investment Funds and the Board of IMST may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by Brookfield Investment Funds’ and IMST’s Agreement and Declaration of Trust and By-Laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. Brookfield Investment Funds and IMST each must call a shareholder meeting when requested in writing by shareholders holding at least 10% of their respective shares then outstanding.

Shareholder Liability.  Both Brookfield Investment Funds’ and IMST’s trust instruments disclaim shareholder liability for the debts, liabilities, obligations and expenses of IMST or Brookfield Investment Funds or any of their respective series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of the Acquired Fund or the Acquiring Fund, respectively. Shareholders of IMST and Brookfield Investment Funds have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Trustee Liability.  Both Brookfield Investment Funds and IMST indemnify Trustees against all liabilities and expenses incurred by reason of being a Trustee to the fullest extent permitted by law, except that Brookfield Investment Funds and IMST do not provide indemnification for liabilities due to a Trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties.

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Amendments to Declaration of Trust.  Except as specifically provided in the Agreement and Declaration of Trust, the Board of Brookfield Investment Funds may, without shareholder vote, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental, or an amended and restated Declaration of Trust by a majority of the Board of Brookfield Investment Funds. IMST’s Board may also amend its Agreement and Declaration of Trust by an instrument signed by a majority of the Board of IMST so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act. The foregoing is a very general summary of certain provisions of the trust instruments and by-laws governing the Funds. It is qualified in its entirety by reference to the respective trust instruments and by-laws.

6.                                      Capitalization

The Board of each of the Acquired Fund and the Acquiring Fund may authorize separate classes or series of shares with such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as may be determined from time to time by the Board of such Fund. The tables below set forth the capitalization of Acquired Fund as of [•], and the pro forma capitalization of the Acquiring Fund as if the proposed Reorganization had occurred on that date.

Capitalization as of [•] (Unaudited)

	Aggregate Net Assets		Shares Outstanding		Net Asset Value Per Share
Acquired Fund — Class A	$	[•]	$	[•]	$	[•]
Center Coast Brookfield MLP Focus Fund - Class A (pro forma)	$	[•]	$	[•]	$	[•]
Acquired Fund — Class C	$	[•]	$	[•]	$	[•]
Center Coast Brookfield MLP Focus Fund - Class C (pro forma)	$	[•]	$	[•]	$	[•]
Acquired Fund — Class T	$	[•]	$	[•]	$	[•]
Center Coast Brookfield MLP Focus Fund - Class T (pro forma)	$	[•]	$	[•]	$	[•]
Acquired Fund — Institutional Class	$	[•]	$	[•]	$	[•]
Center Coast Brookfield MLP Focus Fund - Class Y (pro forma)	$	[•]	$	[•]	$	[•]
Center Coast Brookfield MLP Focus Fund - Class I (pro forma)	$	[•]	$	[•]	$	[•]

7.                                      Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

•                  First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Brookfield and LSA are not aware of any circumstances relating to the Reorganization that might result in the imposition of such an “unfair burden” on the Acquired Fund.

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In particular, Brookfield and LSA believe that Brookfield’s commitment to maintain the capped net operating expense ratio for each share class of the Acquiring Fund at the current level of the operating expenses of the corresponding class of the Acquired Fund for a period of at least two years after the Reorganization will satisfy the requirement that no unfair burden in the form of increased compensation to any investment adviser to the Acquired Fund be imposed on the Funds and their shareholders.

•                  Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The Board of Brookfield Investment Funds will satisfy this condition at the time of the Reorganization.

H.                                   Additional Information about the Funds

1.                                      Past Performance of the Acquired Fund

The accompanying bar chart and table provide some indication of the risks of investing in the Acquired Fund and Acquiring Fund by showing the performance history of the Acquired Fund, including by showing how the Acquired Fund’s total return has varied for annual periods through December 31, 2016 and by showing how the Acquired Fund’s average annual total returns for one-year and since inception compare with those of the S&P 500 Index, a broad measure of market performance, as well as those of an MLP index. Acquiring Fund plans to acquire all of the assets, subject to the liabilities, of the Acquired Fund through the Reorganization.  As a result of the Reorganization, shareholders of the Acquired Fund’s Class A and Class C Shares will receive Class A and Class C Shares of the Acquiring Fund, respectively, and shareholders of the Acquired Fund’s Institutional Class Shares will receive Class Y Shares of the Acquiring Fund.  In addition, as a result of the Reorganization, the Acquiring Fund’s Class A and Class C Shares will adopt the Acquired Fund’s Class A and Class C Shares’ performance and accounting history, and the Acquiring Fund’s Class Y Shares will adopt the Acquired Fund’s Institutional Class Shares’ performance and accounting history.  Figures shown in the bar chart reflect the performance history of the Acquired Fund’s Institutional Class Shares and do not reflect sales charges.  If sales charges were reflected, returns would be less than these shown.  The Acquired Fund’s Class A and Class C Shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.  Class T Shares’ performance is not shown as Class T Shares of the Acquired Fund have never been issued.   The Acquiring Fund has been newly-formed for the purpose of effecting the transactions contemplated by the Plan and in order to carry on the business of the Acquired Fund following its merger into the Acquiring Fund, and the Acquiring Fund will not commence investment operations until the Reorganization closes. Therefore, no performance information is provided for the Acquiring Fund.  The Acquired Fund’s past performance (before and after taxes) is not an assurance of how the Acquiring Fund will perform in the future.

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I.                                        Annual Total Return for Institutional Class Shares of the Acquired Fund

For each calendar year at NAV of Acquired Fund:

During the period of time shown in the bar chart, the highest return for a calendar quarter was 15.41% (quarter ended June 30, 2016) and the lowest return for a calendar quarter was -16.00% (quarter ended September 30, 2015).

Average Annual Total Returns for the periods ended December 31, 2016, with maximum sales charge, if applicable

	One Year	Three Years	Five Years	Since Inception(1)
Institutional Shares (Acquired Fund)
Return Before Taxes	15.51%	(0.89)%	3.10%	4.34%
Return After Taxes on Distributions	15.51%	(1.10)%	2.97%	4.24%
Return After Taxes on Distributions and Sale of Fund Shares	8.78%	(0.66)%	2.37%	3.37%
Class A Shares (Acquired Fund)
Return Before Taxes	8.71%	(3.09)%	1.63%	3.12%
Class C Shares (Acquired Fund)
Return Before Taxes	13.45%	(1.88)%	2.07%	3.32%
S&P 500 Index	11.96%	8.87%	14.66%	12.47%
Alerian MLP Index	18.31%	(5.80)%	2.25%	4.10%

(1) Reflects the performance information from the inception date of the Acquired Fund (December 31, 2010).

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  After-tax returns are shown only for Acquired Fund’s Institutional Class Shares and after-tax returns for other classes will vary due to the differences in expenses.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual

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retirement accounts (“IRAs”).  In certain cases, the figures representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an annual tax deduction that benefits shareholders.

J.                                      Portfolio Turnover

The Acquired Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher realized taxes at the fund level. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Acquired Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 60% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced operations.

K.                                   Trustees and Services Providers for the Acquired Fund and Acquiring Fund

1.                                      Trustees of Brookfield Investment Funds

The following individuals comprise the Board of Brookfield Investment Funds: Louis P. Salvatore, Edward A. Kuczmarski, Stuart A. McFarland, Heather S. Goldman, and David Levi (Interested Trustee).

2.                                      Trustees of IMST

The following individuals comprise the Board of IMST: Charles H. Miller, Ashley Toomey Rabun, William H. Young, John P. Zader, and Eric M. Banhazl (Interested Trustee).  At this time, it is not anticipated that any of the current IMST Trustees will serve as Trustees of the Acquiring Fund.

3.                                      Service Providers

The following chart describes the service providers to the Acquired Fund and the Acquiring Fund:

Acquiring Fund	Acquired Fund
Investment Adviser and Administrator: Brookfield Investment Management Inc. Brookfield Place 250 Vesey Street, 15th Floor New York, New York 10281-1023	Investment Adviser and Shareholder Service Provider: Liberty Street Advisors, Inc. 100 Wall Street, 20th Floor New York, New York 10005
Sub-Adviser: N/A	Sub-Adviser: Center Coast Capital Advisors, LP 1600 Smith Street, Suite 3800 Houston, Texas 77002
Sub-Administrator: U.S. Bancorp Fund Services, LLC 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202	Co-Administrators: UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212 Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740
Distributor: Quasar Distributors, LLC 777 East Wisconsin Avenue, 6th Floor Milwaukee, WI 53202	Distributor: Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent and Dividend Disbursing Agent: U.S. Bancorp Fund Services, LLC 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202	Transfer Agent and Dividend Disbursing Agent: UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Fund Accountant: U.S. Bancorp Fund Services, LLC 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202	Fund Accountant: UMB Fund Services, Inc. 235 West Galena Street Milwaukee, Wisconsin 53212

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Acquiring Fund	Acquired Fund
Custodian: U.S. Bank National Association 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212	Custodian: UMB Bank, n.a. 928 Grand Boulevard Kansas City, Missouri 64106
Independent Registered Public Accounting Firm: [•]	Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP 1818 Market Street, Suite 2400 Philadelphia, Pennsylvania 19103
Legal Counsel: Paul Hastings LLP 200 Park Avenue New York, New York 10166	Legal Counsel: Morgan, Lewis & Bockius LLP 300 South Grand Avenue, 22nd Floor Los Angeles, California 90071

II.                                   PROPOSAL 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of the Acquired Fund has selected Tait, Weller & Baker LLP (“Tait”) as the independent registered public accounting firm to audit the books and records of the Acquired Fund for the Acquired Fund’s current fiscal year. The selection of the independent registered public accounting firm of the Acquired Fund is being submitted to the shareholders for ratification.

A representative of Tait is not expected to be present at the Meeting, but is expected to be available by telephone to respond to any shareholders’ questions. Tait has informed the Acquired Fund that it has no direct or indirect material financial interest in the Acquired Fund, LSA or any other investment company for which LSA serves as investment adviser.

The Acquired Fund has engaged Tait to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Acquired Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by Tait.

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	$22,500	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	N/A	N/A

The Audit Committee of IMST’s Board of Trustees has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Acquired Fund, including services provided to any entity affiliated with the Acquired Fund.

The percentages of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2016	FYE 11/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

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All of Tait’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of Tait.

The following table indicates the non-audit fees billed or expected to be billed by Tait for services to the Acquired Fund and to LSA (and entities controlling, controlled by, or under common control with LSA that provide ongoing services to the Acquired Fund) for the last two years. The Audit Committee of IMST’s Board of Trustees has considered whether the provision of non-audit services that were rendered to LSA is compatible with maintaining Tait’s independence and has concluded that the provision of such non-audit services by Tait has not compromised Tait’s independence.

Non-Audit Related Fees	FYE 11/30/2016	FYE 11/30/2015
Acquired Fund	N/A	N/A
LSA	N/A	N/A

The Board of the Acquired Fund approved the solicitation of the shareholders of the Acquired Fund to vote “FOR” ratification of the selection of Tait as the Acquired Fund’s independent registered public accounting firm.

III.                              VOTING INFORMATION AND REQUIREMENTS

A.                                    General Information

1.                                      How to Vote

This Joint Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Board of the IMST to solicit your vote at a special meeting of shareholders of the Acquired Fund. The Special Meeting will be held the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, at [•] Pacific Time.

You may vote in one of three ways:

•                  complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);

•                  vote on the Internet at the website address listed on your proxy card; or

•                  call the toll-free number [•] printed on your proxy card.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY CARD.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Acquired Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposals.

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2.                                      Quorum

Only shareholders of record on [•], 2017 are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Acquired Fund held as of the close of business on [•], 2017 is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning one-third of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Acquired Fund.

3.                                      Vote Required

Approval of Proposal 1 will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Acquired Fund.

If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization of the Acquired Fund will not be implemented. In such case, the Board will consider what further actions to take with respect to the Acquired Fund, which may include the liquidation of the Acquired Fund or the appointment of Brookfield as the investment adviser of the Acquired Fund, subject to shareholder approval.

Approval of Proposal 2 will require the affirmative vote of a majority of the shares of the Acquired Fund present and entitled to vote at the Special Meeting.

4.                                      Adjournments

If a quorum of shareholders of the Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposals described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Acquired Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present. The persons designated as proxies may use their discretionary authority to vote as instructed by management of IMST on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

5.                                      Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum.

Broker-dealer firms holding shares of the Acquired Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Because Proposal 1 is expected to “affect substantially” a shareholder’s rights or privileges, under the rules of the New York Stock Exchange, a broker may not vote shares with respect to Proposal 1 if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because Proposal 1 requires a “vote of a majority of the outstanding shares entitled to vote,” as described above, abstentions and broker non-votes will have the effect of votes against Proposal 1. The Acquired Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 2 is a

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“routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 2.

Abstentions will have no effect on the outcome of a vote on adjournment. Broker non-votes will be voted in favor of adjournment.

B.                                    Method and Cost of Solicitation

This Joint Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on [•] (“Record Date”) is the record date for determining the shareholders of the Acquired Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. We expect that the solicitation of proxies will be primarily by mail and telephone. Brookfield has retained AST Fund Solutions, LLC (“AST”) to provide proxy services, at an anticipated cost of approximately [$•]. In addition to the proxies being solicited by AST, officers and/or employees of LSA and its marketing affiliate, HRC Fund Associates, LLC, Brookfield, Center Coast and the Trust will assist in the proxy solicitation process.  [In addition, [Merrill Corporation] will assist the Funds in the printing and distribution of proxy materials.] Brookfield, LSA and certain affiliates of LSA, and Center Coast will bear the costs of the Special Meeting, including legal costs, the costs of retaining AST, and other expenses incurred in connection with the solicitation of proxies.

C.                                    Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to IMST, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

D.                                    Voting Securities and Principal Holders

Shareholders of the Acquired Fund at the close of business on the Record Date will be entitled to be present and vote on the proposals related to the Acquired Fund at the Special Meeting. As of the Record Date, the following shares were outstanding and entitled to vote at the Special Meeting.

Class	Number of Shares
Class A Shares	[•]
Class C Shares	[•]
Class T Shares	[•]
Institutional Class Shares	[•]
Total	[•]

There were no outstanding shares of the Acquiring Fund on the Record Date, as the Acquiring Fund had not yet commenced operations. To the knowledge of the Acquired Fund, as of [•], the following persons held of record or beneficially 5% or more of the outstanding shares of the Acquired Fund. Persons holding more than 25% of the outstanding shares of the Acquired Fund may be deemed to have “control” (as that term is defined in the 1940 Act) and may be able to affect or determine the outcome of matters presented for a vote of shareholders.  As of [•], the Trustees and officers of IMST as a group did not own more than 1% of the outstanding shares of the Acquired

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Fund. Furthermore, as of [•], neither the Independent Trustees of IMST nor members of their immediate families own securities beneficially or of record in LSA, Center Coast, Foreside Fund Services, LLC, or any of their respective affiliates.

Center Coast MLP Focus Fund

Control Person

Name and Address	Jurisdiction	% of Shares
[•]	[•]	[•]

Class A

Name and Address	% of Shares
[•]	[•]

Class C

Name and Address	% of Shares
[•]	[•]

Institutional Class

Name and Address	% of Shares
[•]	[•]

E.                                    Interest of Certain Persons in the Transaction

Brookfield may be deemed to have an interest in the Reorganization because it will become investment adviser to the Acquiring Fund and will receive fees from the Acquiring Fund for its services as investment adviser. [Dan C. Tutcher, Robert T. Chisholm and Jeff Jorgensen] are currently the portfolio managers of the Acquired Fund and may be deemed to have an interest in the Reorganization due to their proposed continued service as portfolio managers to the Acquiring Fund.   Their continued receipt of compensation for managing the Acquiring Fund is conditioned upon the approval of the Reorganization.

Pursuant to a purchase agreement between Brookfield and the holders of the membership interest in Center Coast, Brookfield intends to purchase all of the equity of Center Coast. These holders of the membership interest in Center Coast may be deemed to have an interest in the Reorganization by virtue of their receipt of such payments from Brookfield.

Pursuant to a separate asset purchase agreement among LSA and certain affiliates of LSA, Brookfield intends to purchase certain assets from and assume certain liabilities of LSA and certain affiliates of LSA in accordance with the Reorganization. The principals of LSA and its affiliates may have an interest in the transaction by virtue of the direct and indirect benefits to be received under such purchase agreement in the form of the consideration to be paid by Brookfield to LSA at closing.

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IV.                               MISCELLANEOUS INFORMATION

A.                                    Other Matters

The Board of IMST knows of no other business to be brought before the Special Meeting. If any other matters come before the Meeting, the Board of IMST intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.                                    Next Meeting of Shareholders

The Acquired Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Acquired Fund will be held at such time as the Board of IMST may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by IMST at its office at a reasonable time before IMST begins to print and mail its proxy statement, as determined by the Board, to be included in the Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.                                    Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganizations and the issuance of shares of beneficial interest of the Acquiring Fund will be passed upon by Paul Hastings and [•], who serves as special Delaware counsel to Brookfield Investment Funds.

D.                                    Auditors

The financial statements of the Acquired Fund for the year ended November 30, 2016, contained in the Acquired Fund’s 2016 Annual Report to Shareholders, have been audited by an independent registered public accounting firm, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

E.                                    Information Filed with the SEC

Brookfield Investment Funds and IMST are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the Acquired Fund and Acquiring Fund may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

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V.                                    OTHER INFORMATION

Regardless of whether you plan to be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

[•]
[•]
[•]
[•]

[•]

[•], 2017

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APPENDIX A — FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

This AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (the “Agreement”) is dated this [•] day of [•], [•], by and among Investment Managers Series Trust, a Delaware statutory trust (“IMST”), on behalf of the Center Coast MLP Focus Fund (the “Acquired Fund”), a series of IMST, Brookfield Investment Funds, a Delaware statutory trust (“Brookfield Investment Funds”), on behalf of the Center Coast Brookfield MLP Focus Fund (the “Acquiring Fund”), a series of Brookfield Investment Funds, and solely for purposes of Section 11.H and Section 12, Section 15, Brookfield Investment Management Inc. (the “Adviser”), Liberty Street Advisors, Inc. (“LSA”), and solely for purposes of Section 11.H and Section 15, Center Coast Capital Advisors, LP (“Center Coast”).

W I T N E S S E T H:

WHEREAS, the parties are each open-end investment management companies; and

WHEREAS, the parties hereto desire to provide for the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the issuance and delivery by the Acquiring Fund of shares of beneficial interest (“Shares”) of the Acquiring Fund of each class corresponding to an outstanding class of the Acquired Fund, as set forth on [Schedule A] attached hereto, which Shares of the Acquiring Fund of each applicable class will then be distributed pro rata by the Acquired Fund to its shareholders of the corresponding class of the Acquired Fund in complete liquidation and complete cancellation of its shares, with each shareholder being entitled to receive that proportion of the Shares of each applicable class which the net asset value of the corresponding class of shares of the Acquired Fund held by such shareholder bears to the total net asset value of the corresponding class of shares of the Acquired Fund outstanding as of the close of business on the Valuation Date, as defined below;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

1. The parties hereto hereby adopt this Agreement, pursuant to section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), as follows:  the reorganization will be comprised of the acquisition by the Acquiring Fund of all of the properties and assets of the Acquired Fund, solely in exchange for Shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, existing on the Closing Date, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund pro rata on a class-by-class basis in exchange for their shares of the Acquired Fund, and the liquidation of the Acquired Fund, all upon, and subject to, the terms of the Agreement hereinafter set forth.

The share transfer books of the Acquired Fund will be permanently closed on the Valuation Date and only redemption requests made by shareholders of the Acquired Fund pursuant to Section 22(e) of the Investment Company Act of 1940, as amended (the “1940 Act”), received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by the Acquired Fund; redemption requests received by the Acquired Fund after that date shall be treated as requests for the redemption of the Shares of the Acquiring Fund to be distributed to the shareholder in question as provided in Section 5 herein.

2. On the Closing Date (as hereinafter defined), all of the assets of the Acquired Fund existing on the Closing Date shall be assigned, conveyed, transferred and delivered to, and all of the liabilities of the Acquired Fund existing on the Closing Date shall be assumed by, the Acquiring Fund, and the number of full and fractional Shares of each class corresponding to a class of shares of the Acquired Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund attributable to the corresponding class of Acquired Fund shares, as determined in the manner set forth in Sections 3 and 4, will be transferred and delivered to the Acquired Fund.

3. The net asset value of Shares of the Acquiring Fund and the value of the net assets of the Acquired Fund to be transferred to the Acquiring Fund shall in each case be determined as of the close of business of the New York Stock Exchange on the Valuation Date.  The computation of the net asset value of the Shares and the shares of the Acquired Fund shall be done by U.S. Bancorp Fund Services, LLC and UMB Fund Services, LLC, respectively, in the manner used by the Acquiring Fund and the Acquired Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses.  The methods used by the Acquiring Fund in such computation shall be applied to the valuation of the assets of the Acquired Fund to be transferred to the Acquiring Fund.  Each of the Acquired Fund and the Acquiring Fund hereby agrees to cooperate with the other party in valuing the net assets of the Acquired Fund and agrees to take reasonable steps to ensure that the valuation procedures used by the Acquired Fund and the Acquiring Fund as of the Valuation Time are substantially identical with respect to the securities owned by the Acquired Fund.

4. The closing shall be at [•], at 8:30 a.m., Eastern Time on [•], [•], or at such other time, date or place as the parties may designate or as provided below (the “Closing Date”).  The business day preceding the Closing Date is herein referred to as the “Valuation Date.”

In the event that on the Valuation Date either the Acquiring Fund or the Acquired Fund has, pursuant to the Act or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date and the Valuation Date shall be postponed until the first business day after the date when neither party has such suspension or postponement in effect; provided, however, that if such suspension by a fund shall continue for a period of 60 days beyond the original Valuation Date, then the other fund party to this Agreement shall be permitted to terminate this Agreement without liability to any party to this Agreement for such termination.

5. On or as soon as practicable after the Closing Date, the Acquired Fund shall distribute, in liquidation, all of the Shares received by the Acquired Fund pursuant to Section 2, pro rata on a class-by-class basis  to its shareholders of record, determined as of the close of business on the Valuation Date.  Each shareholder of the Acquired Fund will receive the number of full and fractional Shares of each class corresponding to a class of shares of the Acquired Fund held by such shareholder that have an aggregate net asset value equal to the aggregate net asset value of the shares of the corresponding class of shares of the Acquired Fund held of record by such shareholder as of the Valuation Date.  All issued and outstanding shares of beneficial interest of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.  For the purpose of the distribution by the Acquired Fund of such Shares to its shareholders, the Acquiring Fund will promptly cause its transfer agent to:  (a) credit an appropriate number of Shares of the Acquiring Fund, on the books of the Acquiring Fund, to each shareholder of the Acquired Fund, in accordance with a list (the “Shareholder List”) of its shareholders received from the Acquired Fund; and (b) confirm an appropriate number of Shares has been delivered to each shareholder of the Acquired Fund.  No certificates for Shares of the Acquiring Fund will be issued in connection with the reorganization contemplated hereby.  Any certificates representing shares of the Acquired Fund shall automatically be cancelled and each holder of a certificate representing shares of the Acquired Fund shall cease to have any rights with respect thereto, except the right to receive Shares as provided herein.

The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of record of the Acquired Fund, indicating his or her share balance.  The Acquired Fund agrees to supply the Shareholder List to the Acquiring Fund not later than the Closing Date.

6. At the time of delivery of portfolio securities for examination, as provided in Section 7, the Acquired Fund shall deliver to the Acquiring Fund two copies of a list setting forth the securities then owned by the Acquired Fund and the respective adjusted federal income tax basis thereof, including any additional information requested by the Acquiring Fund a reasonable time before the Closing Date that is material to the characterization of such securities or distributions thereon in the hands of the Acquiring Fund.

7. Portfolio securities or written evidence reasonably acceptable to the Acquiring Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by the Acquired Fund pursuant to Rule 17f-4 under the Act shall be presented by the Acquired Fund to the Acquiring Fund or, at its request, to its custodian, for examination no later than five business days preceding the Closing Date, it being understood that such holdings may change prior to the Valuation Date.  The Acquiring Fund hereby agrees to keep any such information provided prior to the Closing Date confidential and to share such information only with its service providers that (i) require such information in connection with the consummation of the transactions contemplated herein and (ii) are subject to a duty, contractual or otherwise, to keep such information confidential.  All of the Acquired Fund’s assets, including its portfolio securities, as of the Valuation Date shall be delivered, or transferred by appropriate transfer or assignment documents, by the Acquired Fund on the Closing Date to the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any, or a check for the appropriate purchase price thereof.  The cash delivered, if any, shall be in the form of certified or bank cashier’s checks or by bank wire payable to the order of the Acquiring Fund.  The number of full and fractional Shares of the Acquiring Fund being delivered against the securities, assets and cash of the Acquired Fund, registered in the name of the Acquired Fund, shall be delivered to the Acquired Fund on the Closing Date.  Such Shares shall thereupon be assigned by the Acquired Fund to its shareholders so that the Shares of the Acquiring Fund may be distributed as provided in Section 5 herein.

If, at the Closing Date, the Acquired Fund is unable to make delivery under this Section 7 to the Acquiring Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by the Acquired Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or the Acquired Fund’s custodian, then the delivery requirements of this Section 7 with respect to said undelivered securities or cash will be waived and the Acquired Fund will deliver to the Acquiring Fund by or on the Closing Date executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to the Acquiring Fund, together with such other documents, including a due bill or due bills and brokers’ confirmation slips as may reasonably be requested by the Acquiring Fund.

8. The Acquired Fund will discharge all known liabilities, other than those incurred in the ordinary course of business that are associated with assets of the Acquired Fund to be transferred to the Acquiring Fund, prior to the Closing Date.  Any liabilities not so discharged and existing on the Closing Date shall be assumed by the Acquiring Fund.

9. As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Declaration of Trust of IMST, as amended, and applicable law, and its legal existence terminated.

10. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

A. The Board of Trustees of the Acquired Fund shall have authorized the execution of this Agreement and the shareholders of the Acquired Fund shall have approved the transactions contemplated herein, and the Acquired Fund shall have furnished to the Acquiring Fund copies of resolutions to that effect; such shareholder approval shall have been by the vote of a “majority of the shares outstanding and entitled to vote” of the Acquired Fund at a meeting for which proxies have been solicited by the combined proxy statement and prospectus, as amended, which shall include any prospectus and/or report to shareholders of the Acquiring Fund that is included with the materials mailed to shareholders of the Acquired Fund (the “Combined Proxy Statement/Prospectus”).

B. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

C. The representations and warranties of the Acquired Fund contained herein shall be true and correct in all material respects at and as of the Closing Date and each of IMST and the Acquired Fund shall have complied with all of the terms of the Agreement and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date, and the Acquiring Fund shall have been furnished with a certificate of the President, Secretary or Treasurer of IMST, on behalf of the Acquired Fund, to this effect dated the Closing Date.

D. On the Closing Date, the Acquired Fund shall have provided to the Acquiring Fund the amount of the capital loss carryover and net operating loss carryforwards, if any, with respect to the Acquired Fund as of the Closing Date.

E. A registration statement filed by the Acquiring Fund under the Securities Act of 1933 on Form N-14 and containing the Combined Proxy Statement/Prospectus shall have become effective under that Act (the “Registration Statement”).

F. That all actions taken by IMST on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

G. The Acquired Fund and Acquiring Fund shall have received an opinion, dated the Closing Date, of Paul Hastings LLP, to the same effect as the opinion contemplated by Section 11.F. of this Agreement.

11. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

A. The Board of Trustees of the Acquiring Fund shall have authorized the execution of this Agreement, and the Acquiring Fund shall have furnished to the Acquired Fund copies of resolutions to that effect, and the shareholders of the Acquired Fund shall have approved the transactions contemplated herein by the requisite vote of such shareholders.

B. That the Brookfield Investment Funds, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund a document dated as of the Closing Date, pursuant to which the Acquiring Fund will, in connection with the transactions contemplated by this Agreement, assume all of the liabilities of the Acquired Fund existing as of the Closing Date.

C. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

D. That all actions taken by the Brookfield Investment Funds on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

E. The representations and warranties of the Acquiring Fund contained herein shall be true and correct in all material respects at and as of the Closing Date and each of the Brookfield Investment Funds and Acquiring Fund shall have complied with all of the terms of the Agreement and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

F. The Acquired Fund and Acquiring Fund shall have received an opinion satisfactory in form and substance to the Acquired Fund from Paul Hastings LLP, which shall be entitled to rely in rendering such opinion on customary assumptions, limitations, and representations, including the representations of the Acquired Fund herein and such other customary representations as it deems necessary for purposes of such opinion, to the effect that, for federal income tax purposes:

(a) The Acquired Fund’s transfer of all of its assets to the Acquiring Fund solely in exchange for Shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, followed by the Acquired Fund’s distribution of Shares of the Acquiring Fund to the Acquired Fund’s shareholders in exchange for their Acquired Fund shares, will qualify as a “reorganization” of the type described in Section 368(a) of the Code.  The Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of shares of the Acquired Fund solely for the Shares of the Acquiring Fund (Section 354(a) of the Code and, as applicable, Sections 1036 and 368(a) of the Code);

(c) The Acquired Fund will not recognize gain or loss (i) upon the transfer of all of its assets to the Acquiring Fund solely in exchange for Shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities, or (ii) upon the distribution of the Shares of the Acquiring Fund to the shareholders of the Acquired Fund in exchange solely for their Acquired Fund shares (Sections 361 and 357(a) of the Code);

(d) The Acquiring Fund will not recognize gain or loss upon its receipt of all of the Acquired Fund’s assets solely in exchange for Shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities (Section 1032(a) of the Code);

(e) The tax basis of the Shares of the Acquiring Fund received by each of the shareholders of the Acquired Fund will be the same as the shareholder’s tax basis in the shares of the Acquired Fund surrendered in exchange therefor (Section 358(a)(1) of the Code);

(f) The holding period of the Shares of the Acquiring Fund received in exchange for Acquired Fund shares by each of the shareholders of the Acquired Fund will include the period that the shareholder of the Acquired Fund held the Acquired Fund shares surrendered in exchange therefor, provided that such Acquired Fund shares are held by the shareholder as capital assets on the date of the exchange (Section 1223(1) of the Code);

(g) The tax basis of the Acquired Fund’s assets in the hands of the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the transaction (Section 362(b) of the Code);

(h) The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (Section 1223(2) of the Code); and

(i) The taxable year of the Acquired Fund will not end as a result of the transaction contemplated by this Agreement (Treasury Regulations Section 1.381(b)-1(a)(2)).

G. The Registration Statement shall have become effective under the Securities Act of 1933.

H. At the closing, the Adviser, LSA and Center Coast shall pay the estimated costs of the reorganization pursuant to Section 15, and any remaining balance shall be paid by the Adviser, LSA and Center Coast within thirty (30) days after the Closing Date, in accordance with the allocation of such costs as agreed to.

12. IMST, on behalf of the Acquired Fund, hereby represents, warrants, covenants and agrees that:

(a) IMST has been duly organized, is validly existing and as of the above date is in good standing under the applicable laws of the State of Delaware and has the requisite power and authority to own its properties and to carry on its business as currently conducted, and is qualified to do business in each jurisdiction where it is required to be so qualified under applicable law, except to the extent that the failure to be so qualified would not have, and would not reasonably be expected to have, a material adverse effect.

(b) Within the past five (5) years, IMST has been operated in compliance in all material respects with the Delaware Statutory Trust Act and the Acquired Fund has been operated in compliance in all material respects with federal securities laws as defined in Rule 38a-1(e), and the 1940 Act.

(c) For the past five (5) years, the Acquired Fund has made and held each of its investments in accordance with its investment policies and restrictions set forth in its registration statement then in effect at the time the investment was made or during the period during which such investment was held, as the case may be, except where the failure of the Acquired Fund to comply with investment policies and restrictions set forth in its registration statement would not be, and would not reasonably be expected to be, individually or in the aggregate, material. The Acquired Fund has good and marketable title to all of its investments and other assets, free and clear of all liens.

(d) All shares of the Acquired Fund have been duly authorized and are validly issued, fully-paid and non-assessable. For the past five (5) years, all shares of the Acquired Fund have been offered for sale or sold pursuant to (i) an effective registration statement under the Securities Act of 1933 and (ii) an effective registration or qualification statement or a current notice of offering to sell or sale (the “Securities Filings”) required under the securities laws of each jurisdiction in which such shares have been offered for sale or sold and during all such period or periods when such registration, qualification or notice has been required. All Securities Filings of the Acquired

Fund comply and have, in the past five (5) years when such registration statement has been effective, complied in all material respects with the requirements of the 1940 Act and the Securities Act of 1933 and did not (x) contain at the time such registration statement became effective, an untrue statement of a material fact, or (y) omit a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e) The Board of Trustees of the Acquired Fund has authorized the execution of this Agreement.

(f) The financial statements of the Acquired Fund as of [•], [•], heretofore furnished to the Acquiring Fund, present fairly the financial position, results of operations, changes in net assets and liabilities of the Acquired Fund as of that date, in conformity with accounting principles generally accepted in the United States of America; and to its knowledge, that from [•], [•], through the date hereof, there have not been, and through the Closing Date it is not anticipated that there will be, any material adverse change in the business or financial condition of the Acquired Fund, it being agreed that distributions of net income, any return of capital in the ordinary course, changes in portfolio securities, a decrease in the size of the Acquired Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change.

(g) The prospectus and statement of additional information contained in the Acquired Fund’s registration statement under the Act and the Securities Act of 1933, dated [•], [•], as amended and supplemented (collectively, the “Acquired Fund Prospectus”), conforms in all material respects to the requirements of the Act and the Securities Act of 1933 and does not contain with respect to IMST or the Acquired Fund any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Acquired Fund’s registration statement, as amended, as of the date of the filing of the last post-effective amendment, conformed in all material respects to the requirements of the Act and the Securities Act of 1933 and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(h) It is not aware of any material undisclosed or contingent liability of the Acquired Fund (other than liabilities arising in the ordinary course of business) that is not reflected in the Acquired Fund’s financial statements for the period ended [•], [•], and it is not aware of any material legal, administrative, or other proceedings or investigations pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund, not reflected in the Acquired Fund Prospectus.  Prior to the Valuation Date, the Acquired Fund will quantify and reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material known liabilities, contingent or otherwise, incurred by it subsequent to [•], [•], whether or not incurred in the ordinary course of business.

(i) There are no material contracts outstanding to which the Acquired Fund is a party other than those disclosed in the Acquired Fund Prospectus or the Combined Proxy Statement/Prospectus, or that have otherwise been disclosed to the Acquiring Fund, which if terminated may result in material liability to the Acquired Fund (or to the Acquiring Fund as a result of the transactions contemplated by this Agreement) or under which (whether or not terminated) any material payments for periods subsequent to the Valuation Date will be due from the Acquired Fund (or from the Acquiring Fund as a result of the transactions contemplated by this Agreement).

(j) IMST satisfies the fund governance standards defined in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the Act.

(k) The Acquired Fund is a validly existing series of IMST, a Delaware statutory trust duly established and validly existing under the laws of the State of Delaware, and has power to own all of its properties and assets and to carry out its obligations under this Agreement.  Each of IMST and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(l) All federal and other tax returns and reports of the Acquired Fund required by law to have been filed have been so filed and, to the best of the knowledge of the officers of IMST, have been prepared in all material respects in accordance with applicable law. All federal and other taxes shown as due on said returns and reports have been paid or provision shall have been made for the payment thereof and, to the best of the knowledge of the officers of IMST, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(m) The Acquired Fund will distribute the Shares of the Acquiring Fund it receives in the transaction (which will constitute its only assets) in pursuance of this Agreement.

(n) The Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(o) The fair market value of the assets of the Acquired Fund transferred to the Acquiring Fund will equal or exceed the sum of the liabilities assumed by the Acquiring Fund plus the amount of liabilities, if any, to which the transferred assets are subject.

(p) At the time of the transaction, the Acquired Fund will not have any outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares of beneficial interest in the Acquired Fund.

(q) Acquired Fund assets used to pay expenses of the transaction, and all redemptions and distributions (except for regular, normal dividends and distributions and ordinary course redemptions) made by the Acquired Fund immediately preceding and in connection with the transaction will, in the aggregate, constitute less than one percent of the net assets of the Acquired Fund.

(r) The Acquired Fund will not treat the taxable year of the Acquired Fund as ending as a result of the transaction.

13. Brookfield Investment Funds, on behalf of the Acquiring Fund, hereby represents, warrants, covenants and agrees that:

(a) Brookfield Investment Funds has been duly organized, is validly existing and as of the above date is in good standing under the applicable laws of the State of Delaware and has the requisite power and authority to own its properties and to carry on its business as currently conducted, and is qualified to do business in each jurisdiction where it is required to be so qualified under applicable law, except to the extent that the failure to be so qualified would not have, and would not reasonably be expected to have, a material adverse effect.

(b) Within the past five (5) years, Brookfield Investment Funds has been operated in compliance in all material respects with the Delaware Statutory Trust Act.

(c) The Board of Trustees of the Acquiring Fund has authorized the execution of this Agreement.

(d) The prospectus and statement of additional information of the Acquiring Fund, which will be included in Brookfield Investment Funds’ registration statement under the Act and the Securities Act of 1933, each as from time to time amended or supplemented (collectively, the “Acquiring Fund Prospectus”), (i) will conform in all material respects to the applicable requirements of the Act and the Securities Act of 1933, and (ii) will not contain, with respect to Brookfield Investment Funds or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(e) It is not aware of any material legal, administrative or other proceedings or investigations pending or, to the knowledge of the Acquiring Fund, threatened against Brookfield Investment Funds or the Acquiring Fund, not reflected in the Combined Proxy Statement/Prospectus.

(f) The Registration Statement, as of its effective date, conformed in all material respects to the requirements of the Act and the Securities Act of 1933 and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Combined Proxy Statement/Prospectus, as of its date will conform in all material respects with the requirements of the Act and the Securities Act of 1933 and will not contain with respect to Brookfield Investment Funds or the Acquiring Fund any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(g) Brookfield Investment Funds satisfies the fund governance standards defined in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the Act.

(h) There are no material contracts outstanding to which the Acquiring Fund is a party other than those disclosed in the Registration Statement or the Combined Proxy Statement/Prospectus, that have otherwise not been disclosed to the Acquired Fund or those entered into in the ordinary conduct of its business and there are no outstanding options or rights to acquire its Shares.

(i) The Acquiring Fund is a newly formed and validly existing series of Brookfield Investment Funds, a Delaware statutory trust duly established and validly existing under the laws of the State of Delaware, and has power to own all of its properties and assets and to carry out its obligations under this Agreement.  Each of Brookfield Investment Funds and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(j) The Shares of the Acquiring Fund which the Acquiring Fund issues to the Acquired Fund pursuant to this Agreement will be duly authorized, legally and validly issued, fully-paid and non-assessable, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof; will conform to the description thereof contained in the Acquiring Fund’s Prospectus; and will be duly registered under the Securities Act of 1933 and the states where registration is required; and the Acquiring Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect.

(k) The Shares of the Acquiring Fund constitute voting stock for purposes of Sections 368(a)(1)(C) and 368(c) of the Code. Any federal and other tax returns and reports of the Acquiring Fund required by law to have been filed have been so filed, and any federal and other taxes shown as due on such returns and reports have been paid or provision shall have been made for the payment thereof.

(l) The Acquiring Fund is a newly formed entity contemplated by this Agreement, has not commenced operations or engaged in any business and will not do so until after the Closing Date.  The Acquiring Fund does not have any shareholders, and immediately following the Closing Date the former shareholders of the Acquired Fund will own all of the Acquiring Fund’s outstanding stock, except that the Acquiring Fund will issue nominal Shares to Brookfield Investment Management Inc., the investment adviser to the Acquiring Fund, for purposes of certain organizational matters only.  Such nominal Shares have been or will be redeemed by the Acquiring Fund prior to the closing (as described in Section 4) for the price for which they were issued, and any price paid for such nominal Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

(m) The Acquiring Fund has no plan or intention (i) to sell or dispose of any of the assets transferred by the Acquired Fund, except for dispositions made in the ordinary course of business or (ii) to redeem or reacquire any of the shares issued by it, except in the ordinary course of business.

(n) After consummation of the transactions contemplated by the Agreement, the Acquiring Fund will continue to operate the business formerly conducted by the Acquired Fund in a substantially unchanged manner.

(o) Following the transaction, the Acquiring Fund will continue the historic business of the Acquired Fund or use a significant portion of the Acquired Fund’s historic business assets in a business.

(p) The Acquiring Fund does not own, directly or indirectly, any Shares of the Acquired Fund.

14. Each party hereby represents to the other that it has no obligation to pay any broker or finder fees in connection with the transactions contemplated herein.  Each party also represents and warrants to the other that the information concerning it in the Combined Proxy Statement/Prospectus will not, as of its date, contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles consistently applied.  Each of the Acquiring Fund and the Acquired Fund also represents and warrants to the other that this Agreement is valid, binding and enforceable in accordance with the terms and that the execution, delivery and performance of this Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party.  The Acquiring Fund hereby represents to and covenants with the Acquired Fund that, if the reorganization becomes effective, the Acquiring Fund will treat each shareholder of the Acquired Fund who received any of the Shares as a result of the reorganization as having made the minimum initial purchase of Shares of the Acquiring Fund received by such shareholder for the purpose of making additional investments in Shares, regardless of the value of the Shares of the Acquiring Fund received.  Each party hereby further represents and warrants that:

(a) The aggregate fair market value of the Shares of the Acquiring Fund received by each shareholder of the Acquired Fund will be equal to the aggregate fair market value of the shares of the Acquired Fund surrendered in the exchange;

(b) No expenses incurred by the Acquired Fund or on its behalf, in connection with the transaction, will be paid or assumed by the Acquiring Fund, or any other third party, unless those expenses are solely and directly related to the transaction (determined in accordance with the guidelines set forth in IRS Rev. Rul. 73-54 1973-1 C.B. 1897), and no cash or property other than Acquiring Fund Shares will be transferred to the Acquired Fund or any of its shareholders with the intention that it be used to pay any expenses thereof.

(c) There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount; and

(d) Shareholders of the Acquired Fund will not receive any consideration in the transaction for their Acquired Fund shares other than Acquiring Fund Shares.

15. The expenses of the reorganization, including the expenses of IMST’s counsel and Brookfield Investment Funds’ counsel, shall be paid by the Adviser, LSA and Center Coast.  Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent the reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

16. Each party agrees that it will use its best efforts to have the Registration Statement declared effective and to supply such information concerning itself for inclusion in the Combined Proxy Statement/Prospectus as may be necessary or desirable in this connection.

17. The obligations of the parties under this Agreement shall be subject to the right of either party to abandon and terminate this Agreement without liability if:  (a) the other party breaches any material provision of this Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of this Agreement and the Closing Date (i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party not disclosed on the date hereof, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date or (b) a determination by the party’s Board, as appropriate, that the consummation of the transactions contemplated herein is no longer in the best interest of the party, and to give prompt notice to the other party hereto.

18. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

19. All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such fund for the enforcement of any claims against such fund, as neither the trustees, officers, agents nor shareholders of the funds or other series of Brookfield Investment Funds or IMST, as the case may be, assume any liability for obligations entered into on behalf of any of the Acquiring Fund or the Acquired Fund.

20. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund but no other assets, Brookfield Investment Funds and the Trustees and officers of Brookfield Investment Funds (for purposes of this Section, the “Brookfield Investment Funds Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of Brookfield Investment Funds Indemnified Parties in connection with, arising out of or resulting from any claim, action, suit or proceeding in which any one or more of the Brookfield Investment Funds Indemnified Parties may be involved or with which any one or more of the Brookfield Investment Funds Indemnified Parties may be threatened by reason of any breach of any representation, warranty or covenant of the Acquired Fund contained in this Agreement or untrue statement or alleged untrue statement of a material fact contained in the Acquired Fund Prospectus, or, to the extent based on or derived from the Acquired Fund Prospectus or other documents provided by the Acquired Fund, contained in the Registration Statement or the Combined Proxy Statement/Prospectus or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to IMST or the Acquired Fund required to be stated therein or necessary to make the statements relating to IMST or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Brookfield Investment Funds Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of IMST or the Acquired Fund.  The Brookfield Investment Funds Indemnified Parties will notify IMST and the Acquired Fund in writing within ten days after the receipt by any one or more of the Brookfield Investment Funds Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section.  The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section, or, if it so elects, to assume at its expense by counsel satisfactory to the Brookfield Investment Funds Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Brookfield Investment Funds Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense.  The Acquired Fund’s obligation under this Section to indemnify and hold harmless the Brookfield Investment Funds Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section without the necessity of the Brookfield Investment Funds Indemnified Parties’ first paying the same.  Notwithstanding the foregoing, the Acquired Fund shall have no obligation to indemnify or hold harmless the Brookfield Investment Funds Indemnified Parties with respect to a breach of the representation set forth in Section 12(k) if (i) such breach arises from events occurring or knowledge acquired by the Acquired Fund after the date of this Agreement and (ii) the Acquired Fund informs the Acquiring Fund of the breach prior to the closing (whether or not the closing occurs).

21. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, IMST and the Trustees and officers of IMST (for purposes of this Section, the “IMST Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of IMST Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the IMST Indemnified Parties may be  involved or with which any one or more of the IMST Indemnified Parties may be threatened by reason of any breach of any representation, warranty or covenant of the Acquiring Fund contained in this Agreement or untrue statement or alleged untrue statement of a material fact (except to the extent based on or derived from the Acquired Fund Prospectus or other documents provided by the Acquired Fund) contained in the Registration Statement or the Combined Proxy Statement/Prospectus or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact required to be stated therein or necessary to make the statements therein not misleading, including, without limitation, any amounts paid by any one or more of the IMST Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of IMST or the Acquiring Fund.  The IMST Indemnified Parties will notify Brookfield Investment Funds and the Acquiring Fund in writing within ten days after the receipt by any one or more of the IMST Indemnified Parties of any notice of legal process or any suit brought against or claim made against such IMST Indemnified Party as to any matters covered by this Section.

The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section, or, if it so elects, to assume at its expense by counsel satisfactory to the IMST Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the IMST Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense.  The Acquiring Fund’s obligation under this Section to indemnify and hold harmless the IMST Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section without the necessity of the IMST Trust Indemnified Parties’ first paying the same.

22. A copy of the Agreement and Declaration of Trust of IMST is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of IMST on behalf of the Acquired Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of IMST individually but are binding only upon the assets and property of the Acquired Fund.

23. All prior or contemporaneous agreements and representations (written or oral) are merged into this Agreement, which constitutes the entire contract between the parties hereto and may not be changed or terminated orally.

24. This Agreement may be amended, modified or supplemented in writing at any time by mutual consent of the parties hereto, notwithstanding approval hereof by the shareholders of the Acquired Fund, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval.

25. At any time prior to the Closing Date, the parties may waive compliance with any of the provisions made for its benefit contained herein by executing a written acknowledgement of such waiver.

26. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

27. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be delivered by personal delivery, commercial delivery service or registered or certified mail, return receipt requested and addressed as follows:

To the Acquired Fund: Joy Ausili

Investment Managers Series Trust
235 West Galena Street
Milwaukee, Wisconsin 53212

With a copy to: Laurie A. Dee, Esq.

Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, California 92626

To the Acquiring Fund: Brian F. Hurley

Brookfield Investment Funds
Brookfield Place, 250 Vesey Street
New York, New York 10281-1023

With a copy to: Michael R. Rosella, Esq.

Paul Hastings LLP
200 Park Avenue

New York, New York 10166

28. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement.  The rights and obligations of each party pursuant to this Agreement shall, however, not be assignable.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

INVESTMENT MANAGERS SERIES TRUST
on behalf of Center Coast MLP Focus Fund

By:
Name:	[•]
Title:	[•]

THE BROOKFIELD INVESTMENT FUNDS
on behalf of Center Coast Brookfield MLP Focus Fund

By:
Name:	Brian F. Hurley
Title:	President

Solely for purposes of Sections 11.H, 12 and 15

BROOKFIELD INVESTMENT MANAGEMENT INC.

By:
Name:	[•]
Title:	[•]

Solely for purposes of Sections 11.H, 12 and 15

LIBERTY STREET ADVISORS, INC.

By:
Name:	[•]
Title:	[•]

Solely for purposes of Sections 11.H and 15

CENTER COAST CAPITAL ADVISORS, LP

By:
Name:	[•]
Title:	[•]

Schedule A

Share Classes of Acquired Fund and Acquiring Fund

Center Coast MLP Focus Fund (Acquired Fund)		Center Coast Brookfield MLP Focus Fund (Acquiring Fund)
A	→	A
C	→	C
T	→	T
Institutional	→	Y
I

APPENDIX B — MORE INFORMATION ABOUT THE CENTER COAST BROOKFIELD MLP FOCUS FUND

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, AND RELATED RISKS

The Center Coast Brookfield MLP Focus Fund (the “Fund” or “MLP Fund”) seeks maximum total return with an emphasis on providing cash distributions to shareholders.  There can be no assurance that the Fund will achieve its investment objective.  The Fund’s investment objective is not fundamental and may be changed without shareholder approval.  Shareholders will be provided with at least 60 days’ prior written notice of any change in the Fund’s investment objective.

The Fund seeks to achieve its investment objective by investing in midstream energy and other master limited partnerships (“MLPs”) and other MLP-related investments.  Under normal circumstances, the Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in MLP Positions (the “80% Policy”).  While the number of its holdings may vary based upon market conditions and other factors, the Fund intends to invest in a focused portfolio of approximately 20 to 40 high quality MLP Positions which the Brookfield Investment Management Inc. (the “Adviser”) believes will have strong risk adjusted returns and stable and growing cash distributions.  The Fund concentrates (i.e., invests more than 25% of its net assets) in securities of companies in the energy industry, and the Fund intends to make the majority of its investments in “midstream” MLPs.  Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.  The Fund may invest in securities of MLPs and other issuers that have smaller capitalizations than issuers whose securities are included in major benchmark indices.

The Fund may change the 80% Policy without shareholder approval.  The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.  The Fund is non-diversified which means it may focus its investments in a limited number of issuers.

The Fund seeks to establish positions in high quality MLPs determined based on the Adviser’s assessment of the MLPs’ durability of cash flows, relative market valuation and growth potential.

•                  The Adviser’s security selection begins with a two-step process.  First, the Adviser utilizes a proprietary multifactor model as a filter to establish a “universe” of high quality MLPs.  Second, the Adviser strategically weights these companies using a rigorous quantitative and qualitative fundamental analysis that considers components as granular as individual MLP assets and history of the management teams.  The Adviser expects that its MLP operator’s perspective, familiarity with many MLP management teams and rigorous financial analysis provides unique insights into the durability of cash flows and quality of assets of each MLP in which the Fund invests.

•                  Next, the Adviser seeks to draw upon its experience to conduct thorough due diligence from an owner-operator perspective.  The Adviser’s due diligence process includes financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target.  The Adviser then evaluates each MLP’s asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential.  The Adviser also assesses management quality, drawing on its previous experience with many of the management teams to evaluate their financial discipline, level of general partner support, operational expertise, strength of their business plans and their ability to execute those plans.  The Adviser’s diligence process also includes an assessment of trading dynamics, including liquidity, identification of fund flow from institutional investors with large holdings in an MLP, equity overhang (i.e., the difference between funds raised and funds invested) and float (i.e., the number of a company’s shares issued and available to be traded by the general public).

•                  Upon completion of the due diligence process, the Adviser selects investments for inclusion in the Fund’s portfolio based on what the Adviser believes to be attractive valuations, durable cash flows and transparent and realizable growth opportunities.

The Adviser generally sells the Fund’s investments if the Adviser determines that the characteristics that resulted in the original purchase decision have changed materially, the investment is no longer earning a return commensurate with its risk, the Adviser identifies other investments with more attractive valuations and return characteristics, or the Fund requires cash to meet redemption requests.

Additional Information About Master Limited Partnerships.  An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock.  MLPs are generally organized under state law as limited partnerships or limited liability companies.  To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code.  These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.  Because they are treated as partnerships for tax purposes, MLPs generally do not pay income taxes, but investors (like the Fund) that hold interests in MLPs are generally subject to tax on their allocable shares of the MLPs’ income and gains.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”).  Common units also accrue arrearages in distributions to the extent the MQD is not paid.  Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages.  Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis.  Whenever a distribution is paid to either common unit holders or subordinated unit holders, the general partner is paid a proportional distribution.  The holders of incentive distribution rights (“IDRs”) (usually the general partner) are generally eligible to receive incentive distributions if the general partner operates the business of the MLP in a manner which results in distributions paid per unit surpassing specified target levels.  As cash distributions to the limited partners increase, the IDRs generally receive an increasingly higher percentage of the incremental cash distributions.

MLP I-Shares.  I-shares represent ownership interests issued by MLP affiliates.  The affiliate issuing the I-Shares uses the proceeds from the sale of the I-Shares to purchase limited partnership interests in an MLP in the form of I-units, which have similar features as MLP common units in terms of voting rights, liquidation preferences and distributions, except that distributions by an MLP to an I-unit holder are made in the form of additional I-units, generally equal in value to the cash distributed to a common unit holder of the MLP.  Distributions to an I-Share holder are made in the form of additional I-Shares, generally equal in value to the value of I-units distributed to the I-Share issuer.

Temporary Defensive Positioning.  If market conditions, tactical portfolio trading considerations or other financial or business conditions occur which in the judgment of the Adviser could result in the longer term impairment of the Fund’s assets with respect to all or a portion of the Fund’s portfolio, the Adviser may, but is not required to, implement strategies to place the portfolio or individual securities in the portfolio in defensive posture for a period of time (a “temporary defensive period”) until, in the Adviser’s assessment, such condition or circumstance has abated.  In the case of a perceived impairment with respect to all or a portion of the Fund’s portfolio, the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments.  The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation.  In addition, during temporary defensive periods, the Fund may invest up to 30% of its net asset value (“NAV”) in various strategic transactions to hedge the portfolio or individual securities in the portfolio and mitigate risks, including the purchase and sale of put and call options, exchange-traded notes, exchange-traded funds and total return swaps.

The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its then historical distribution levels.  Also higher levels of portfolio turnover may accompany such periods and may result in the Fund’s recognition of gains that will be taxable as ordinary income and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Fund shareholders being treated as dividends.

Investing in the Fund involves the following risks:

The Fund’s principal risks are set forth below.  Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

General Risks of Investing in MLP Units.  An investment in MLP units involves additional risks from a similar investment in equity securities, such as common stock, of a corporation.  As compared to common shareholders of a corporation, holders of MLP units generally have more limited control and limited rights to vote on matters affecting the partnership.  Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state.  Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.  Additional risks include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk.

MLPs generally are organized by the owners of an existing business who determine that use of an MLP structure will allow the operations of the business to be conducted in a tax-efficient manner.  As these owners may retain other businesses that are not transferred to the MLP, conflicts of interest may arise between the MLP and the other businesses retained by its sponsor.  Business opportunities that arise that are desirable for both the MLP and the retained businesses, for example, may cause significant conflicts of interest.  It is impossible to predict whether these conflicts will be resolved to the detriment of the limited partners of the MLP.

In addition, the use of capital to seek to increase incentive distribution payments to the general partner may conflict with the interests of limited partners.  Generally, incentive distribution payments involve the general partner receiving an increasing progressive share of MLP distributions.  Although limited partners will receive an increased total distribution if the general partner achieves its incentive benchmarks, the percentage of the increased distribution received by the limited partners generally decreases at each benchmark level.  As a result, any increased risk associated with the management of the MLP for the purpose of increasing distributions may not correspond with the incremental benefit received by the limited partners.

Energy Industry Concentration Risks.  A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry.  As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic or regulatory occurrences affecting the energy industry.  A downturn in the energy industry could have a larger impact on the Fund than on an investment company that is broadly diversified across many sectors and industries.  At times, the performance of securities of companies in the energy industry may lag behind the performance of other industries or sectors or the broader market as a whole.  There are several risks associated with investments in MLPs and other companies operating in the energy industry, including the following:

•                  Commodity Price Risk.  MLPs and other companies operating in the energy industry may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term.  Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact MLP companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.  Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. MLPs, as part of the energy industry, may also be impacted by the perception that the performance of energy industry companies is directly linked to commodity prices.  High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and other companies operating in the energy industry.  Low commodity prices may have the effect of reducing investment, exploration and production activities associated with such commodities and may adversely affect the performance of MLPs and other companies operating in the energy industry.

•                  Supply and Demand Risk.  MLPs and other companies operating in the energy industry may be impacted by the levels of supply and demand for energy commodities.  MLPs and other companies operating in the energy industry could be adversely affected by reductions in the supply of or demand for energy commodities.  The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources.  Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

•                  Depletion Risk.  MLPs and other energy companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time.  Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies.  If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer.  Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

•                  Environmental and Regulatory Risk.  MLPs and other companies operating in the energy industry are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services.  Additionally, voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to address current potentially hazardous environmental issues as well as those that may develop in the future.  Regulations can change over time in scope and intensity.  Changes in existing, or new, environmental restrictions may force MLPs and other energy industry companies to incur significant expenses, or otherwise curtail or alter their underlying business operations, which could materially and adversely affect the value of these companies’ securities in the Fund’s portfolio.  Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

Regulations currently exist that generally involve emissions into the air, effluents into the water, use of water, wetlands preservation, waste disposal, endangered species and noise regulation, among others.  Additionally, federal and state regulatory agencies are continually monitoring and taking actions with respect to the environmental effects of the energy industry’s exploration and developmental processes.  For example, the Environmental Protection Agency (EPA) and/or state regulatory agencies may deem that some natural resource extraction processes, particularly hydraulic fracturing (commonly called “fracking”) and associated waste disposal and geological (i.e., earthquakes) concerns, cause or could cause environmentally hazardous conditions or events.  Such findings, if applicable, could spur further regulations and/or restrictions on the current operations of certain companies in which the Fund may invest.  Voluntary initiatives and mandatory controls have also been adopted or are being discussed both in the

United States and worldwide to reduce emissions of “greenhouse gases,” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change.  These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

•                  Acquisition Risk.  MLPs owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders.  The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers.  To the extent that MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited.

•                  Interest Rate Risk.  Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy industry to carry out acquisitions or expansions in a cost-effective manner.  As a result, rising interest rates could negatively affect the financial performance of MLPs and other companies operating in the energy industry in which the Fund invests.  Rising interest rates may also impact the price of the securities of MLPs and other companies operating in the energy industry as the yields on alternative investments increase.

•                  Weather Risk.  Weather plays a role in the seasonality of some MLPs’ cash flows.  MLPs in the propane sector, for example, rely on the winter season to generate almost all of their earnings.  In an unusually warm winter season, propane MLPs experience decreased demand for their product.  Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as hurricanes, can adversely affect performance and cash flows of the MLPs.

•                  Catastrophic Event Risk.  MLPs and other companies operating in the energy industry are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons.  These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts.  Since the September 11 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.  These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life.  Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy industry.  MLPs and other companies operating in the energy industry may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.

•                  Producer Bankruptcy Risk.  A producer with whom a midstream MLP has entered into a fixed rate contract may become bankrupt or insolvent.  In a fixed rate contract, a producer typically commits to transferring and/or processing a guaranteed minimum amount of the producer’s output through the midstream MLP’s facilities, together with an “acreage dedication” on the producer’s reserves, which is intended to survive the producer’s bankruptcy.  Recent court cases have called into question whether acreage dedications are in fact bankruptcy-proof if they are not accompanied by an actual conveyance of a real property interest from the producer to the MLP.  As a result, fixed rate contracts may be altered or voided by a bankrupt producer.  Contracts are more likely to be altered or voided if they require the producer to pay above-market rates or contain other onerous terms, such as minimum revenue or volume commitments (“MVCs”).  In general, if actual production is well below the MVC levels, then those contracts have a greater chance of being altered or voided in bankruptcy.  If a fixed rate contract with a bankrupt producer is voided by the bankruptcy court, the midstream MLP would lose some or all of the revenues associated with that contract, which could result in a significant fall in the MLP’s share price and negatively affect the Fund’s net asset value per share.  In this event, the MLP could seek recovery alongside other creditors, although the bankruptcy proceedings could be significantly delayed, and there is no guarantee that such claims would be granted.

Tax Risks. In addition to other risk considerations, an investment in the Fund’s shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail elsewhere in this Joint Proxy Statement/Prospectus.  Tax matters are complicated, and the federal, state, local and foreign tax consequences of the purchase and ownership of the Fund’s shares will depend on the facts of each investor’s situation.  Prospective investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect the investor’s investment in the Fund.

•                  Fund Structure Risk.  Unlike open-end mutual funds that are treated as regulated investment companies for U.S. federal income tax purposes and unlike entities treated as partnerships for tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes.  This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%) and will be subject to state and local income taxes by reason of its investments in equity securities of MLPs.  Fund income and losses will not be passed through to shareholders.  The Fund’s ability to meet its investment objective will depend largely on the amount of the distributions it receives from the MLPs (in relation to the taxable income, gains, losses, and deductions allocated to it).  The Fund will have no control over the distributions it receives because the MLPs have the ability to modify their distribution policies from time to time without input from or approval of the Fund.  The Adviser may not be able to identify investments that generate sufficient appreciation and income or tax losses and deductions for the Fund to meet its investment objective, after payment by the Fund of federal, state and local income taxes.

Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLPs in which the Fund invests.  Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s shareholders.  For example, certain proposals have been made that would eliminate the tax incentives widely used by oil, gas and coal companies and that would impose new fees on certain energy producers.  Congress could significantly change the tax regime in the United States and impose a flat tax on gross income or take other actions which would eliminate the tax benefits of depreciation, depletion and amortization deductions realized by MLPs, and/or Congress could impose a tax on pass-through entities such as MLPs or eliminate the use of pass-through taxation entirely.  The tax benefits of depreciation, depletion and amortization deductions realized by MLPs effectively defer the income of the MLPs and, in turn, the taxable income of the Fund.  Without these benefits the Fund would be subject to current U.S. federal, state and local corporate income taxes on a greater proportion of its allocable share of the income and gains of MLPs in which it invests, and the Fund’s ability to pay distributions treated as return-of-capital distributions or as capital gains would be reduced.  Imposing a tax on pass-through entities and/or eliminating the use of pass-through taxation entirely could result in three levels of tax - at the MLP level, the Fund level and the shareholder level.

The investment strategy of investing primarily in MLPs and being taxed as a regular corporation, or “C” corporation, rather than electing to be taxed as a regulated investment company for U.S. federal income tax purposes, is a relatively new and untested investment strategy for open-end registered investment companies such as the Fund.  This strategy involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies.  This strategy may therefore result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders.  In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach.  The Fund therefore may change these practices over time, which, in turn, could have significant adverse consequences on the Fund and it shareholders.

•                  Dividend Distribution Risk.  The Fund’s dividend distribution policy is intended to provide consistent monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund.  The amount of the Fund’s distributions is based on, among other considerations, cash and stock distributions the Fund actually receives from portfolio investments, including returns of capital, and special cash payments, if any, received to offset distribution reductions resulting from MLP restructurings.  The Fund’s distributions also give consideration to the estimated future cash flows of investments held by the Fund.

Distributions paid by the MLPs are generally declared, in arrears, on a calendar quarter basis after the quarter-end to which they relate.  Since the Fund makes current monthly distribution payments, this creates a timing difference between the time that monthly distributions are paid by the Fund to its shareholders and the time quarterly distributions are received from the MLPs.  Because the Fund makes monthly distributions in the current period, in doing so it must rely, in part, on estimates of distributions to be declared and received from the MLPs in the subsequent calendar quarter.  In the event that distributions received from the MLPs are below the estimates used for the monthly Fund distributions, actual distributions received for such period from the Fund’s investments could be materially less than distributions actually paid by the Fund to its shareholders.  As a result, and because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, in order to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may exceed or be below the amount the Fund actually receives from its portfolio investments.  Additionally, since the Fund’s distribution rate is not derived from the Fund’s investment income or loss, the Fund’s distributions do not represent yield or investment return on the Fund’s portfolio.  For these reasons, the Fund since its inception has over various periods of time paid dividend distributions in excess of the distributions received by the Fund from its underlying MLP and other investments.  While the Fund attempts to manage its portfolio to generate positive investment returns, the Fund may not be successful in generating sufficient investment income, gains and incremental cash flow, in excess of Fund expenses, to make up for any shortfall between the distributions received by the Fund from its investments and the distributions paid by the Fund to its shareholders.  To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets.  Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund.  Such sales could result in the Fund’s recognition of taxable income and gains, could result in the imposition of U.S. federal, state and local corporate income taxes on the Fund, and may increase the Fund’s current and accumulated earnings and profits, which would result in a greater portion of distributions to Fund shareholders being treated as dividends.  This practice also could require the Fund to sell an investment at a price lower than the price at which it is valued, or lower than the price the Fund could have obtained if it were able to sell the investment at a more advantageous time.

Unlike the MLP investments in which it invests, the Fund is not a pass-through vehicle.  Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.  Decisions as to the rate (as a percentage of net assets) of cash distributions to be paid by the Fund are made by the Adviser and the Fund’s management under policies adopted by the Board of Trustees, and reviewed and ratified by the Board of Trustees.  The Fund is not required to make such distributions.  As a result, the Fund could in the future decide not to make such distributions or not to make distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests.

It is expected that a portion of the distributions made by the Fund to shareholders will be considered tax-deferred return of capital.  A return of capital effectively represents a return of a shareholder’s investment in Fund shares (net of fees thereon), and should not be confused with a dividend from current and accumulated earnings and profits.  For a U.S. shareholder, any portion of distributions that is considered a return of capital is not currently taxable, but instead reduces the shareholder’s tax basis in Fund shares (until the tax basis reaches zero).  Reducing a shareholder’s tax basis in Fund shares will generally increase the amount of gain (or decrease the amount of loss) on a subsequent sale or exchange of the shares.  Any gain on a shareholder’s sale or exchange of Fund shares is generally taxable to the shareholder as capital gain.  Thus, distributions considered return of capital are often described as tax deferred.  Any distributions from the Fund in excess of a shareholder’s tax basis in shares of the Fund and in excess of the shareholder’s portion of the Fund’s current and accumulated earnings and profits will generally be taxable to the shareholder as capital gains.  Any portion of distributions that is not considered return of capital is expected to be characterized as qualified dividend income for U.S. federal income tax purposes.  Under federal income tax law, qualified dividend income received by individuals and other noncorporate shareholders is taxed at the rates applicable to long- term capital gains.  For a dividend to constitute qualified dividend income, the shareholder must hold the shares paying the dividend for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  Qualified dividend income is generally taxable in the year received and does not reduce a shareholder’s adjusted tax basis in Fund shares.  The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, or changes in tax laws).  Gains and other income realized by the Fund may also cause distributions from the Fund to be treated as taxable dividends rather than as return of capital distributions.  Because of these factors, the portion of the Fund’s distributions that is considered return of capital may vary materially from year to year.  Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

•                  MLP Tax Risk.  Much of the benefit that the Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes.  Partnerships do not pay U.S. federal income tax at the partnership level.  Rather, each partner of a partnership, in computing its U.S. federal income tax liability, must include its allocable share of the partnership’s income, gains, losses, deductions and tax credits.  A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income (currently at a maximum rate of 35%).  The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP.  In addition, it could cause such distributions paid by the MLP to be taxed to the Fund as:  dividend income, to the extent it is from the MLP’s earnings and profits; return of capital, to the extent the MLP’s distributions are not paid from its earnings and profits and to the extent of (and in reduction of) the Fund’s tax basis in its MLP interest; or gain from the sale of the Fund’s MLP interest to the extent the distribution exceeds the MLP’s earnings and profits and the Fund’s tax basis in its MLP interest.  Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced, which could cause a material decrease in the NAV of the Fund’s shares.

To the extent that the Fund invests in the equity securities of an MLP classified as a partnership, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP and take into account its allocable share of the MLP’s tax credits, regardless of whether the MLP distributes cash to the Fund.  An MLP’s distributions to the Fund generally will not be taxable unless the cash amount distributed exceeds the Fund’s basis in its interest in the MLP.  Distributions received by the Fund from an MLP will reduce the Fund’s adjusted basis in its interest in the MLP, but not below zero.  A reduced basis generally will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of its interest in the MLP.  Cash distributions from an MLP to the Fund in excess of the Fund’s basis in the MLP generally will be taxable to the Fund as capital gain.  The Fund will not benefit from current favorable federal income tax rates on long-term capital gains because it will be taxed as a corporation for federal income tax purposes.

Historically, energy and certain other MLPs have been able to offset a significant portion of their taxable income with tax deductions.  The Fund will incur a current income tax liability on the portion of its share of the income and gain from its MLP investments that is not offset by its share of the MLPs’ tax deductions, by its share of the MLPs’ tax credits or by the Fund’s net operating loss carryforwards, if any.  The percentage of an MLP’s income that is offset by the MLP’s tax deductions will fluctuate over time.  For example, new acquisitions of depreciable property by MLPs tend to generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by such MLPs owned by the Fund could increase the Fund’s current tax liability.  If the percentage of the income allocated to the Fund that is offset by tax deductions declines, or the Fund’s portfolio turnover increases, the Fund could incur increased tax liabilities and the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital would be reduced and the portion treated as taxable dividend income would be increased.  This generally would result in lower after-tax distributions to shareholders.  If the amount of a Fund distribution to a U.S. Shareholder exceeds the Shareholder’s portion of the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of, and in reduction of, the U.S. Shareholder’s tax basis in the shares, and thereafter as capital gain.  Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares for more than one year.  The portion of the distribution received by the U.S. Shareholder from the Fund that constitutes a return of capital will decrease the U.S. Shareholder’s tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the U.S. Shareholder for tax purposes on the later sale of such Fund shares.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs.  When deductions are recaptured, distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

The taxable income, gains, deductions, and credits allocated to the Fund for a taxable year by MLPs in which the Fund invests will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments.  The Fund’s tax liability will not be known until the Fund completes its annual tax return.  The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.  The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.

•                  Deferred Tax/Financial Reporting Risk.  The Fund is treated as a “C” corporation and, unlike traditional mutual funds, the Fund generally will be subject to U.S. federal and state and local income tax on its taxable income.  The Fund accrues a deferred tax liability (or asset) for its future tax liability (or tax benefit) associated with any net investment income (or loss), any realized gains (or losses) on investments, and any unrealized appreciation (or depreciation) of its investments in excess of their cost basis as adjusted for the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital.  The Fund’s accrued deferred tax liability (or asset), if any, is reflected each day in the Fund’s net asset value per share.  Deferred income tax expense (benefit) for a given period represents an estimate of the Fund’s potential tax expense (or benefit) if it were to recognize the unrealized gains (losses) in the portfolio and/or if it were to generate realized gains (or losses) on investments or incur a net investment income (or loss).  Accordingly, such deferred tax expenses (benefits) may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions.  Therefore, any estimate of deferred income tax expense (benefit) cannot be reliably predicted from year to year.

The following example illustrates two hypothetical trading days of the Fund and demonstrates the effect of deferred tax calculations on the change in the Fund’s NAV, compared to the change in the prices of MLP securities held by the Fund.  The example assumes a 37.0% deferred tax calculation (maximum federal corporate tax rate of 35% in effect for 2017 plus estimated state and local tax rates of approximately 2.0%, net of federal tax benefit). It does not reflect the effect, if any, of the valuation allowances on deferred tax assets that management may deem appropriate.

Actual Income tax expense, if any, will be incurred over many years, depending upon whether and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors.  Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any.  As a result, the Fund’s actual tax liability could have a material effect on the Fund’s NAV.

The Fund’s deferred tax liability and/or asset balances are estimated using estimates of tax rates currently in effect.  Actual tax rates applicable to the future years in which such balances are realized may be materially higher or lower than such estimates.  The Fund will rely to a significant extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, and other information regarding the Fund’s allocable share of the partnership’s taxable income, gains, losses, deductions and tax credits.  This information is generally only provided on a calendar year basis and may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV.  The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.

To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required to reduce or eliminate the deferred tax asset amount.  A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification 740, “Income Taxes”, it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized.  Among the factors considered in assessing the Fund’s valuation allowance:  the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of dates and amounts future MLP distributions and of the amount, timing and character of future MLP taxable income, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused.  From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available.  Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material.  Unexpected significant decreases in cash distributions from the Fund’s MLP investments, changes to the composition of the Fund’s holdings, or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance.  If a valuation allowance is required to reduce or eliminate any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations with respect to the Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset had been established.  For additional information on Deferred Taxes, See:  Your Account With The Fund, Share Price, “Deferred Tax Effect on Share Price.”

Liquidity Risk.  MLP common units and shares of other issuers in which the Fund may invest often trade on national securities exchanges, including the New York Stock Exchange (“NYSE”), the NYSE AMEX Equities and the

NASDAQ.  However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently.  The market movements of such securities with limited trading volumes may be more abrupt or erratic than those with higher trading volumes.  As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments.  The Fund may not purchase or hold securities that are illiquid or are otherwise not readily marketable if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Market Risk.  The values of securities held by the Fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.  The 2008 global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the Fund.  In response to the crisis, the U.S. government and the Federal Reserve took steps to support financial markets.  The withdrawal of this support could also negatively affect the value and liquidity of certain securities.  The Fund may experience a substantial or complete loss on any individual security.

Management Risk. The Fund has an actively managed portfolio.  The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Issuer Risk. Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Equity Securities Risk.  A substantial percentage of the Fund’s assets will be invested in equity securities, including MLP common units, equity securities of MLP affiliates, including I-shares, and common stocks of other issuers.  Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds.  The price of an equity security of an issuer may be sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund.  In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Non-Diversification Risk.  The Fund is classified as a “non-diversified” investment company under the 1940 Act which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Small Capitalization Risk.  The Fund may invest in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices.  These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people.  The market movements of equity securities issued by MLPs with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.  Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies.  In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies.  This means that the Fund could have greater difficulty selling such securities at the time and price than the Fund would like.

Cash Flow Risk.  The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in MLPs.  The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations.  Cash available for distribution by MLPs may vary widely from quarter to quarter and will be affected by various factors affecting the entity’s operations.  In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

THE ADVISER

Brookfield Investment Management Inc. (the “Adviser”), a Delaware corporation and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser and administrator to the Fund.  Founded in 1989, the Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE:  BAM; EURONEXT:  BAMA), a leading global alternative asset manager focused on real estate, renewable power, infrastructure and private equity, with approximately $250 billion of assets under management as of June 30, 2017.  Pursuant to the Fund’s investment advisory agreement, the Adviser is responsible for the investment management of the Fund, including making investment decisions and placing orders to buy, sell or hold particular securities.  The Adviser also currently serves as investment adviser to various closed-end mutual funds, and previously served as investment adviser to Helios Select Fund, Inc., an open-end management investment company, organized as a Maryland corporation on October 27, 2008, which has since ceased to be an investment company.  As of June 30, 2017, the Adviser and its affiliates had over $15 billion in assets under management.  The Adviser’s principal offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

As compensation for its services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee (an “advisory fee”), computed daily and payable monthly, at an annual rate set forth in the table below.

Fund	Annual Advisory Fee—Contractual Rate (as a percentage of average daily net assets)
Center Coast Brookfield MLP Focus Fund	1.00%

Pursuant to the Fund’s administration agreement, the Adviser provides administrative services reasonably necessary for the Fund’s operations, other than those services that the Adviser provides to the Fund pursuant to the investment advisory agreement.  As compensation for its administrative services and the related expenses the Adviser bears pursuant to the administration agreement, the Adviser is contractually entitled to an administrative fee (an “administrative fee”), computed daily and payable monthly, at an annual rate set forth in the table below.

Fund	Annual Administrative Fee-Contractual Rate (as a percentage of average daily net assets)
Center Coast Brookfield MLP Focus Fund	0.15%

The Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at the levels set forth in the

Fee and Expense Table of the Fund. The fee waiver and expense reimbursement arrangement will continue for one year following the Fund’s commencement of investment operations and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

In addition, the Fund has agreed, during the three-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed the amount listed in the Fee Table.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement will be available in the Fund’s first available shareholder report.

See “Management” in the SAI for further information about the Fund’s investment advisory arrangement.

THE PORTFOLIO MANAGERS

Dan C. Tutcher — [Title, and Portfolio Manager].  Mr. Tutcher is a [Portfolio Manager] on the [global infrastructure team.]  Prior to joining the Adviser, he was a founder and Principal at Center Coast Capital Advisors, L.P. (“Center Coast”) since its inception in 2007 and also served on its investment committee.  He has over 40 years of industry experience owning, operating and acquiring MLPs.  Prior to founding Center Coast, Mr. Tutcher was President of Enbridge Energy Company, Inc. (“Enbridge”) and President and Director of Enbridge Energy Partners, L.P.  Prior to that, he founded and served as Chairman of the Board, President and Chief Executive Officer of MidCoast Energy Resources (“MidCoast”), from its formation in 1992 until 2001, when Enbridge acquired MidCoast.  In addition, Mr. Tutcher has been involved in the design, construction and operation of petroleum pipelines and all types of petroleum equipment and storage, as well as oil and gas exploration and production.  Mr. Tutcher holds a B.B.A from Washburn University.

Robert T. Chisholm — [Title, and Portfolio Manager].  Mr. Chisholm has 17 years of experience and is a [Portfolio Manager] on the [global infrastructure team.]  His responsibilities include research & analysis of individual MLPs, quantitative & qualitative analysis of MLP holdings, and trading.  Prior to joining the Adviser, he served as Senior Portfolio Manager of Center Coast since its inception in 2007.  Prior to that, Mr. Chisholm was in Morgan Keegan’s Energy Investment Banking Division (from 2006 to 2007) and a Senior Project Advisor at Enbridge Energy Partners, LP (from 2002 to 2006), where he advised on over $8 billion of MLP mergers and acquisitions.  Mr. Chisholm began his career in the energy industry at Koch Industries, Inc. where he served in various roles in their Capital Market, Hydrocarbon and Midstream groups.  Mr. Chisholm holds an M.B.A from the McCombs School of Business at the University of Texas and a B.B.A in Finance from Texas Christian University.

Jeff Jorgensen — [Title, and Portfolio Manager].  Mr. Jorgensen is a [Portfolio Manager] on the [global infrastructure team.]  Prior to joining the Adviser, he served as Center Coast’s Director of Research since March 2014.  As Director of Research, Mr. Jorgensen was responsible for leading Center Coast’s research efforts across all of its investment products and provided macro and micro investable analytics on energy infrastructure investments.  Prior to that, Mr. Jorgensen served as an Executive Director in UBS’ Global Natural Resources Group focusing on MLPs and other oil and gas sub-sectors.  During his tenure at UBS, he worked on over $20 billion of MLP and energy equity offerings, $10 billion of mergers and acquisitions transactions, and in excess of $20 billion of debt deals.  Mr. Jorgensen’s previous experience includes working as an attorney for Bracewell & Giuliani and as an associate with Morgan Stanley’s Global Energy Group.  He received a J.D. from the University of Texas School of Law and a B.A. in Economics from Rice University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

DISTRIBUTION OF FUND SHARES

DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor” or “Quasar”), an affiliate of the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent” or “USBFS”), is located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, WI 53202, and is the distributor for the shares of the Fund.  Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”).  Shares of the Fund are offered on a continuous basis.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Adviser and its affiliates, out of their own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Adviser and its affiliates may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, in certain cases, intermediaries, such as banks, broker-dealers, financial advisers or other financial institutions, may have agreements pursuant to which shares of the Fund owned by its clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services.  Pursuant to the Trust’s transfer agency agreement, the Trust pays the transfer agent a charge for each shareholder account.  As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Trust.  The Board of Trustees may, from time to time, authorize the Trust to pay a portion of the fees charged by these intermediaries to the extent of any transfer agency savings to the Trust as a result of the use of the omnibus account.  These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

SHAREHOLDER INFORMATION

DESCRIPTION OF SHARE CLASSES

	Class A Shares	Class C Shares	Class I Shares	Class T Shares*	Class Y Shares
Front End Sales Load?	Yes. The percentage declines as the amount invested increases.	No.	No.	Yes. The percentage declines as the amount invested increases.	No.
Contingent Deferred Sales Charge?	No, except for shares redeemed within eighteen months after purchase of an investment greater than $1 million if no	Yes, for shares redeemed within twelve months after purchase.	No.	No.	No.

	Class A Shares	Class C Shares	Class I Shares	Class T Shares*	Class Y Shares
front-end sales charge was paid at the time of purchase.
Rule 12b-1 Fee	0.25%	1.00%	None.	0.25%	None.
Convertible to Another Class?	No.	No.	No.	No.	No.
Fund Expense Levels	Lower annual expenses than Class C Shares. Higher annual expenses than Class I Shares and Class Y Shares. Similar annual expense as Class T Shares.	Higher annual expenses than Class A Shares, Class I Shares, Class T Shares and Class Y Shares.	Lower annual expenses than Class A Shares, Class C Shares and Class T Shares. Similar annual expense as Class Y Shares.	Lower annual expenses than Class C Shares. Higher annual expenses than Class I Shares and Class Y Shares. Similar annual expense as Class A Shares.	Lower annual expenses than Class A Shares, Class C Shares and Class T Shares. Similar annual expense as Class I Shares.

*                                         Class T Shares are not currently offered for sale.

Five classes of the Fund’s shares are offered in this Joint Proxy Statement/Prospectus — Class A Shares, Class C Shares, Class I Shares, Class T Shares and Class Y Shares.  Class Y Shares are available only through certain “wrap,” retirement or other programs sponsored by certain financial intermediaries with whom the Fund and/or its distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.  Class I Shares are available to foundations, endowments, institutions, and employee benefit plans that purchase at least $1 million of shares of the Fund.  A Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.  Class T Shares of the Fund are available only to investors who are investing through an authorized third party, such as a broker-dealer or financial intermediary, which has entered into a selling agreement with the Fund’s Distributor.  Not all third parties make Class T Shares available to their clients.

The table above summarizes the differences among the classes of shares.

•                  A “front-end sales load”, or sales charge, is a fee charged at the time of purchase of shares.

•                  A “contingent deferred sales charge” (“CDSC”) is a fee charged at the time of redemption.

•                  A “Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund’s average daily net assets attributable to the particular class of shares.

If you...	then you should consider...

• qualify for a reduced or waived front-end sales load	purchasing Class A Shares or Class T Shares* instead of Class C Shares

• do not qualify for a reduced or waived front-end sales load and intend to hold your shares for only a few years	purchasing Class C Shares instead of Class A Shares or Class T Shares*

• do not qualify for a reduced or waived front-end sales load and intend to hold your shares indefinitely	purchasing Class A Shares or Class T Shares* instead of Class C Shares

•                  are eligible to purchase shares through certain “wrap” programs or similar programs sponsored by certain financial intermediaries with whom the Fund and/or its distributor have entered into an agreement purchasing Class Y Shares

*                                         Class T Shares are not currently offered for sale.

In selecting a class of shares of the Fund in which to invest, you should consider:

•                  the length of time you plan to hold the shares;

•                  the amount of sales charge and Rule 12b-1 fees, recognizing that your share of Rule 12b-1 fees as a percentage of your investment increases if the Fund’s assets increase in value and decreases if the Fund’s assets  decrease in value;

•                  whether you qualify for a reduction or waiver of the Class A sales charge;

•                  whether you qualify to purchase Class Y Shares through certain wrap, retirement or other programs sponsored by certain financial intermediaries with whom the Fund and/or its distributor have entered into an agreement; and

•                  whether you qualify to purchase Class I Shares (direct institutional purchases of $1 million or more).

The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A, Class C, and Class T Shares and describes information or records you may need to provide to the Fund or your broker in order to be eligible for sales charge reductions and waivers.  The availability of the sales charge reductions and waivers discussed below may depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of these reductions or waivers. Information with respect to specific intermediaries that offer individualized sales charge waiver and/or reduction categories is disclosed in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries”, attached to the Fund’s Joint Proxy Statement/Prospectus.

Information about sales charges and sales charge reductions and waivers to the various classes of the Fund’s Shares is also available free of charge and in a clear and prominent format on our website at www.brookfieldim.com.

SHAREHOLDER ACCOUNT INFORMATION — INITIAL SALES CHARGES (CLASS A SHARES ONLY)

Unless you are eligible for a sales charge reduction or a waiver, as set out in Appendix A to this Joint Proxy Statement/Prospectus, an initial sales charge applies to all other purchases of Class A Shares. The sales charge is imposed on Class A Shares of the Fund at the time of purchase in accordance with the following schedule:

	Sales Charge as % of the	Sales Charge as % of	Reallowance to
Amount of Investment	Offering Price(1)	Amount Invested	Broker-Dealers
Less than $50,000	4.75%	4.99%	4.75%
$50,000 but under $100,000	4.25%	4.44%	4.25%
$100,000 but under $250,000	3.50%	3.63%	3.50%
$250,000 but under $500,000	2.50%	2.56%	2.50%
$500,000 but under $1 million	2.00%	2.04%	2.00%
$1 million or more(2)	None	None	None

(1)         Includes front-end sales load.

(2)         No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 18 months of the purchase. If imposed, the CDSC is based on the original cost of the shares being redeemed.

No sales charge is imposed on reinvestment of distributions selected in advance of the distributions.

SHAREHOLDER ACCOUNT INFORMATION — SALES CHARGES (CLASS T SHARES ONLY)

Unless you are eligible for a sales charge reduction or a waiver, the public offering price you pay when you buy Class T shares of the Fund is the net asset value of the shares plus an initial sales charge.  Absent a reduction or a waiver, an initial sales charge applies to all other purchases of Class T shares.  The sales charge structure and policies of Class T shares may create a conflict of interest for financial intermediaries with respect to transactions in the Fund’s Class T shares.  Because each transaction in Class T shares (unless covered by a reduction or a waiver noted in Appendix A applicable to a particular intermediary) is subject to a new sales charge, this could incentivize multiple purchases and sales of Class T shares.  It is the responsibility of the financial intermediary through which you have purchased Class T shares to ensure that you obtain the proper “breakpoint” discount.  The sales charge is imposed on Class T shares at the time of purchase in accordance with the following schedule:

	Sales Charge as % of the	Sales Charge as % of	Reallowance to
Amount of Investment	Offering Price(1)	Amount Invested	Broker-Dealers
Less than $250,000	2.50%	2.56%	2.50%
$250,000 but under $500,000	2.00%	2.04%	2.00%
$500,000 but under $1 million	1.50%	1.52%	1.50%
$1 million or more	1.00%	1.01%	1.00%

(1)         Front-end sales load.

No sales charge is imposed on reinvestment of dividends and distributions if you select that option in advance of the distribution.

BREAKPOINTS OR VOLUME DISCOUNTS — (CLASS A SHARES ONLY)

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances.  These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your investment in Class A Shares.  Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges.  If you invest $50,000 or more in Class A Shares of the Fund, then you are eligible for a reduced sales charge.  Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC will apply if shares are redeemed within eighteen months after purchase.

The Adviser may pay a sales commission of up to 1.00% of the offering price of Class A Shares to brokers that initiate and are responsible for purchases of $1,000,000 or more.  This does not apply with respect to shares purchased by “advisory accounts” for the benefit of clients of broker-dealers, financial advisers or other financial institutions; provided the broker-dealer, financial adviser or financial institution charges its client(s) an advisory fee based on the assets under management on an annual basis.

SALES CHARGE REDUCTIONS AND WAIVERS — (CLASS A SHARES ONLY)

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent (the “Letter”) agreeing to make purchases over time.  Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares.  The requirements are described in the following paragraphs.  To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent.  For more information about sales charge discounts and waivers, consult with your broker or other service provider.  Additional information can be found in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Joint Proxy Statement/Prospectus.

Volume Discounts/Rights Of Accumulation.  In order to determine whether you qualify for a Volume Discount under the sales charge schedule above, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their individual retirement accounts (“IRAs”) and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit.  You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts.  Only accounts at the intermediary or the transfer agent where the current investment is made may be used to qualify for a sales charge reduction based on the Right of Accumulation.  The Fund uses the current net asset value of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.

Class T Shares (when offered) are not eligible for any waivers or reductions of the sales charges through Volume Discounts or Rights of Accumulation.

Letter of Intent.  By signing a Letter of Intent (LOI) you can reduce your Class A sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of distributions do not apply toward fulfillment of the LOI. Shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

Class T Shares (when offered) are not eligible for any waivers or reductions of the sales charge through Letters of Intent.

Required Shareholder Information and Records.  In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction.  Without notification, the Fund is unable to ensure that the reduction is applied to your account.  You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers.  This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

•                  all of your accounts at the Fund or a broker;

•                  any Fund account of yours at another broker; and

•                  Fund accounts of related parties of yours, such as members of the same family, at any broker.

You should therefore keep copies of these types of records.

Investors Eligible For Sales Charge Waivers.  Class A Shares of the Fund may be offered without a sales charge to:  (1) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (2) any unit investment trusts registered under the 1940 Act which have shares of the Fund as a principal investment; (3) persons investing in certain fee-based programs under which they pay advisory fees to a broker-dealer or other financial institution that has entered into an agreement with the Fund and/or its distributor; and (4) financial intermediaries who have entered into an agreement with the Fund and/or its distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

In addition, shareholders who redeemed Class A shares of the Fund that were originally subject to a front-end sales load may buy back Class A shares of the Fund into the same shareholder account within 45 days of the redemption date without paying a sales charge on the reinstated shares. The amount eligible to be repurchased under this Reinstatement Privilege may not exceed the amount of your redemption proceeds originally received from the reinstated shares. Reinstatements will be priced at the Fund’s current NAV. To exercise this Reinstatement Privilege, you must notify your financial consultant or the Fund’s Transfer Agent at the time of your transaction that you believe you qualify for the privilege.

Additional categories of sales charge reductions and waivers are also set out in Appendix A to this Fund’s Joint Proxy Statement/Prospectus. Investors who qualify under any of the categories described above or those set out in Appendix A to this Fund’s Joint Proxy Statement/Prospectus should contact their brokerage firm.  Some of these investors may also qualify to invest in Class I Shares.

SHAREHOLDER ACCOUNT INFORMATION — (CLASS C SHARES ONLY)

The Distributor pays a sales commission of up to 1.00% of the purchase price of Class C Shares of the Fund at the time of sale to brokers who initiate and are responsible for purchases of such Class C Shares of the Fund.  These payments to brokers are financed solely by the Adviser.  As described more fully below under the section of this Joint Proxy Statement/Prospectus entitled “Rule 12b-1 Plans,” you will also pay distribution and service fees of 1.00% each year under a distribution plan that the Fund has adopted for Class C Shares under Rule 12b-1.  Proceeds from the CDSC and the 1.00% distribution plan payments made in the first year after purchase are paid to the Distributor and are used in whole or in part by the Distributor to pay the Adviser for financing the 1.00% up-front commission to brokers who sell Class C Shares.  During the first year, the Adviser may retain the full 1.00% Rule 12b-1 fee to recoup the up-front payment made at the time of purchase.  Once the Distributor has reimbursed the Adviser for the amounts financed, brokers will receive from the Distributor the ongoing Rule 12b-1 fees associated with their clients’ investments in Class C Shares.

CONTINGENT DEFERRED SALES CHARGES — (CLASS A AND CLASS C SHARES ONLY)

You will pay a CDSC when you redeem:

•                  Class A Shares within eighteen months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase; and

•                  Class C Shares within twelve months of buying them.

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%.  Your CDSC will be based on the original cost of the shares being redeemed.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed.  When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time.  We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund.  Certain financial intermediaries may have procedures which differ from those of the Fund with regards to calculation of the holding period of shares acquired through an exchange.  Investors should refer to their intermediary’s policies.

We will waive the CDSC payable upon redemptions of shares for:

•                  redemptions and distributions from retirement plans made after the death or disability of a shareholder;

•                  minimum required distributions made from an IRA or other retirement plan account after you reach age 701/2;

•                  involuntary redemptions made by the Fund;

•                  a distribution from a tax-deferred retirement plan after your retirement; and

•                  returns of excess contributions to retirement plans following the shareholder’s death or disability.

Additionally, shareholders who reinvest the full value of their Class C redemption proceeds back into Class C shares of the Fund in the same shareholder account within 45 days of the redemption will receive a reimbursement of the CDSC that they paid at the time of redemption.  This CDSC Reimbursement will be made in the form of additional Class C shares of the Fund based on the Fund’s NAV on the reinvestment date. Class C shares acquired with proceeds from a CDSC Reimbursement will be subject to a CDSC if redeemed within 12 months.  To receive the CDSC Reimbursement, you must notify your financial consultant or the Fund’s Transfer Agent at the time of your transaction that you believe you qualify for the reimbursement.

Shareholders of certain intermediaries may also have their CDSC waived or reduced under other circumstances. Please refer to Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries”, attached to the Fund’s Joint Proxy Statement/Prospectus.

RULE 12B-1 PLANS — (CLASS A, CLASS C AND CLASS T SHARES ONLY)

The Fund has adopted distribution plans under Rule 12b-1 (the “Plans”) for Class A, Class C, and Class T Shares of the Fund (each, a “Plan”).  Class T Shares are not currently offered for sale.  Under these Plans, the Fund may use its assets to finance activities relating to the sale of its Class A and Class C Shares and the provision of certain shareholder services.  To the extent that any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activities outside the Plan and not be subject to its limitations.

The Class A and Class T Plans authorize payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class A and T Shares to finance distribution of its Class A and Class T Shares or pay shareholder service fees.  The Class C Plan authorizes payments on an annual basis of 0.75% of its average daily net assets attributable to Class C Shares to finance distribution of its Class C Shares and 0.25% for shareholder service fees.

Because the Rule 12b-1 fees are higher for Class C Shares than for Class A and Class T Shares, Class C Shares will have higher annual expenses.  Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

PRICING OF FUND SHARES

The net asset value of the Fund is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV will not be calculated on days when the NYSE is closed for trading.

Purchase and redemption requests are priced at the NAV per share next calculated plus any applicable sales charge after receipt of such requests.  The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV).  NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share).  The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  Market values represent the prices at which securities actually trade or evaluations based on the judgment of the Fund’s outside pricing services.  Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board of Trustees (the “Board”) of Brookfield Investment Funds (the “Trust”).  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained.

Trading in Foreign Securities.  In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV per share is calculated (such as a significant surge or decline in the United States or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV per share.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated.  The Adviser anticipates that the Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.

Deferred Income Tax Effect on Share Price. In calculating the Fund’s daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances.  As a result, any deferred tax liability and/or asset is reflected in the Fund’s daily NAV.

The Fund will accrue a deferred income tax liability balance if applicable, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate for its future tax liability associated with that portion of MLP distributions considered to be a tax-advantaged return of capital, as well as for its future tax liability associated with the capital appreciation of its investments.  The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and realized and unrealized gains on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions.  Any deferred tax liability balance will reduce the Fund’s NAV. Upon the Fund’s sale of an MLP security, the Fund may be liable for previously deferred taxes.

The Fund will accrue if applicable, in accordance with generally accepted accounting principles, a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with any net investment loss, any realized losses on investments and any unrealized depreciation on investments.  Any deferred tax asset balance will increase the Fund’s NAV.  To the extent the Fund has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required.  Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized.  The Fund will use judgment in considering the relative impact of negative and positive evidence.  The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified.  The Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), statutory 751 recapture provisions associated with reported deductions from the Fund’s underlying investments, the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused.  However, this assessment generally may not consider the potential for market value increases with respect to the Fund’s investments in equity securities of MLPs or any other securities or assets.  Significant weight is given to the Fund’s forecast of future taxable income (including depreciation or other cost recovery deduction recapture income relating to the MLPs in which the Fund invests), which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels.  Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carryforwards expire in twenty years and federal capital loss carryforwards expire in five years.  Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income.  The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of the Fund’s NAV each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

The Fund’s deferred tax asset and/or liability balances are estimated using the effective tax rates currently in effect.  Actual tax rates applicable to the future years in which such balances are realized may be materially higher or lower than such estimates. The Fund will rely to a significant extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The Fund’s daily NAV calculation will be based on then current estimates and assumptions regarding the Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material. Furthermore, such changes would impact the Fund’s shareholders in the period such changes are recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax liability, asset or valuation allowance had been established.

PURCHASE OF FUND SHARES

You may purchase shares of the Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network or through a bank or through one or more brokers authorized by the Fund to receive purchase orders.  Please use the appropriate account application when purchasing by mail or wire.  If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at 1-855-244-4859.  The Fund reserves the right to reject any purchase order.  For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund.  Orders may also be rejected from persons believed by the Fund to be “market timers.”

All checks must be in U.S. dollars drawn on a domestic financial institution.  The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks or any conditional order or payment.

To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below.  To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent.  If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.  You may also be responsible for any loss sustained by the Fund.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities.  Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s investment objective and otherwise acceptable to the Adviser and the Board.  For further information, you may call a customer service representative of the Fund toll-free at 1-855-244-4859.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program.  As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P. O. Box will not be accepted.  Please contact the Transfer Agent at 1-855-244-4859 if you need additional assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Fund have not been registered for sale outside of the United States.  The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

Lost Shareholder.  It is important that the Fund maintain a correct address for each investor.  An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account.  If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

Purchasing Shares by Mail.  Please complete the account application and mail it with your check, payable to the [Name of Fund], to the Transfer Agent at the following address:

Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may not send an account application via overnight delivery to a United States Postal Service post office box.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, a deposit in the mail or with such services, or receipt at U. S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:

Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

Purchasing Shares by Telephone.  If you accepted telephone transaction privileges (either by completing the required portion of your account application or by subsequent arrangement in writing with the Fund), and your account has been open for 15 days, you may purchase additional shares by calling toll-free at 1-855-244-4859.  You may not make your initial purchase of Fund shares by telephone.  Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network.  You must have banking information established on your account prior to making a telephone purchase.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the applicable price next calculated.  For security reasons, requests by telephone may be recorded.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

Purchasing Shares by Wire.  If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application.  You can mail or overnight deliver your account application to the Transfer Agent at the above address.  Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf.  Once your account is established, you may instruct your bank to send the wire.  Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit:  U.S. Bancorp Fund Services, LLC
A/C#112-952-137
FFC:  Brookfield Investment Funds
Shareholder Registration
Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above.  Before each wire purchase, you should be sure to notify the Transfer Agent.  It is essential that your bank include complete information about your account in all wire transactions.  If you have questions about how to invest by wire, you may call the Transfer Agent at 1-855-244-4859.  Your bank may charge you a fee for sending a wire payment to the Fund.

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing.  Neither the Fund nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan.  Once your account has been opened with the initial minimum investment, you may make additional purchases of shares at regular intervals through the Automatic Investment Plan (“AIP”).  The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis.  In order to participate in the AIP, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the ACH network.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-855-244-4859 for additional information.  Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.

Retirement Accounts.  The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses.  Please call 1-855-244-4859 for information on:

•                  Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

•                  Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings.  For more information, call the number listed above.  You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.  Fees charged by institutions may vary.

Purchasing and Selling Shares through a Broker.  You may buy and sell shares of the Fund through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Fund to sell its shares.  When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund.  The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records.  The Fund or the Adviser may pay the Broker for maintaining these records as well as providing other shareholder services.  The Broker may charge you a fee for handling your order.  The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Joint Proxy Statement/Prospectus.

Purchases In-Kind.  You may, subject to the approval of the Fund, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  To ascertain whether your securities will qualify to be accepted as a purchase in-kind for the Fund, please contact the Transfer Agent at 1-855-244-4859.  If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute the Fund’s net asset value.

REDEMPTION OF FUND SHARES

You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your financial intermediary.

In Writing.  You may redeem your shares by simply sending a written request to the Transfer Agent.  You should provide your account number and state whether you want all or some of your shares redeemed.  The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary.  You should send your redemption request to:

Regular Mail	Overnight Express Mail
Brookfield Investment Funds	Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

NOTE:                               The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

By Telephone.  If you accepted telephone options on the account application, you may redeem all or some of your shares by calling the Transfer Agent at 1-855-244-4859 before the close of trading on the NYSE, which is normally 4:00 p.m., Eastern Time; however, the maximum amount that can be redeemed by telephone for Class A, C or Y Shares is $50,000.  There is no telephone redemption maximum for Class I Shares.  Redemption proceeds can be sent by check to the address of record or via ACH to a previously established bank account.  If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application.  The minimum amount that may be wired is $1,000.  A wire fee of $15 will be deducted from your redemption proceeds for complete and share certain redemptions.  In the case of a partial redemption, the fee will be deducted from the remaining account balance.  Telephone redemptions cannot be made if you notified the Transfer

Agent of a change of address within 15 calendar days before the redemption request.  If you have a retirement account, you may not redeem your shares by telephone.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-855-244-4859 for instructions.

You may encounter higher than usual call wait times during periods of high market activity.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above.  Once a telephone transaction has been accepted, it may not be canceled or modified.

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone.  Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options.  For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners.  In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine.  These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

USBFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  If USBFS fails to employ reasonable procedures, the Fund and USBFS may be liable for any losses due to unauthorized or fraudulent instructions.  If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For additional information, contact USBFS.

Payment of Redemption Proceeds.  Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in good order.  If you did not purchase your shares with a wire payment, the Fund may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your payment has cleared, whichever occurs first.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Under normal circumstances, the Fund expects to meet redemption requests by using cash or by selling portfolio assets to generate cash.  During periods of stressed market conditions, when a significant portion of the Fund’s portfolio may be comprised of less-liquid investments, the Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit it has established with a lender, and/or transferring portfolio securities in-kind to you in lieu of cash.

Systematic Withdrawal Plan.  As another convenience, you may redeem your shares through the Systematic Withdrawal Plan (“SWP”).  Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis.  In order to participate in the SWP, your account balance must be at least $5,000 and each withdrawal amount must be for a minimum of $100.  If you elect this method of redemption, the Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account.  The SWP may be terminated at any time by the Fund.  You may also elect to terminate your participation in the SWP by communicating in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal at the addresses shown above or at 1-855-244-4859.

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  To establish a SWP, an investor must complete the appropriate sections of the account application.  For additional information on the SWP, please call the Transfer Agent at 1-855-244-4859.

Redemption “In-Kind.”  The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”).  It is not expected that the Fund would do so except during unusual market conditions.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.  A redemption in-kind is a taxable event on which you may incur a gain or loss.

Signature Guarantees.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

•                  When ownership is being changed on your account;

•                  When redemption proceeds are payable or sent to any person, address or bank account not on record;

•                  Written requests to wire redemption proceeds (if not previously authorized on the account);

•                  If a change of address was received by the Transfer Agent within the last 15 calendar days; and

•                  For all redemptions of Class A, C, T or Y Shares in excess of $50,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee or signature validation program stamp in other instances based on the facts and circumstances.

Other Information about Redemptions.  The Fund may redeem the shares in your account if the value of your account is less than $500 as a result of redemptions you have made.  This does not apply to retirement plan accounts.  You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption.  You will then have 30 days in which to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

EXCHANGE OF SHARES

You can exchange shares of the Fund you hold for shares in an identically registered account of the same class of any other Fund in the Trust, based on their relative NAVs (with the exception of Class T Shares, which have no exchange privilege).  Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange.

In effecting an exchange:

•                  you must meet the minimum investment requirements for the Fund whose shares you wish to purchase through exchange;

•                  you will realize a taxable gain or loss;

•                  you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange your shares directly through the Distributor, through the Transfer Agent, through a registered broker-dealer, or through your financial intermediary.

•                  Exchange By Telephone.  You may give exchange instructions by telephone by calling 1-855-244-4859.

•                  Exchange By Mail.  You may send a written request for exchanges to the following address:

Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the Fund(s) whose shares you wish to exchange, and the name of the Fund(s) whose shares you wish to acquire.

The Fund may modify or terminate the exchange privilege at any time.  You will be given notice 60 days prior to any material change to the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund.  This charge is set by your broker and does not benefit the Fund or the Adviser in any way.  It is in addition to the sales charges and other costs, if any, described in this Joint Proxy Statement/Prospectus and must be disclosed to you by your broker.

CONVERSION OF SHARES BETWEEN CLASSES

Accounts participating in or moving into wrap-fee programs or held through a registered investment adviser may exchange their existing Class A or Class C shares for Class Y shares.  Any account with an existing CDSC liability (Class C shares held for less than 12 months) will assess the CDSC before converting to Class Y shares.  An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

COST BASIS INFORMATION

The Fund has chosen “first-in, first-out” (FIFO) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  The Fund’s standing tax lot identification method is the method it will use to report the sale of “covered shares” on your Form 1099 if you do not select a specific tax lot identification method. “Covered Shares” are shares of stock in certain entities purchased after certain applicable dates.

Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares.  For all shareholders using a method other than the specific tax lot identification method, the Fund redeems shares you acquired on or before December 30, 2011, and then applies your elected method to shares acquired after that date.  Please refer to the appropriate Treasury regulations or consult your tax adviser with regard to your personal circumstances.

FUND MAILINGS

Statements and reports that the Fund sends to you include the following:

•                  Confirmation statements (after every transaction that affects your account balance or your account registration);

•                  Annual and Semi-Annual shareholder reports (every six months); and

•                  Quarterly account statements.

HOUSEHOLDING

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-244-4859 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This householding policy does not apply to account statements.

DIVIDENDS AND DISTRIBUTIONS

The Fund’s distribution policy is intended to provide consistent monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund.  This policy may be changed by the Board at any time. The Fund may make additional distributions if it deems it desirable at any other time of the year.

Pursuant to its distribution policy, the Fund may make distributions that are treated under the tax law as a return of capital. There is no guarantee that the Fund will realize net income in any given year, or that the Fund’s distribution rates will reflect in any period the Fund’s net investment income.  The Fund will provide disclosures with each monthly distribution that estimate the percentages of the current and year-to-date distributions that represent dividends from earnings and profits and distributions (if any) constituting return of capital.  At the end of the year, the Fund may be required under applicable law to recharacterize distributions for the year among dividends from earning and profits and return of capital (if any) for purposes of tax reporting to shareholders.

All distributions will be reinvested in Fund shares unless you choose to receive distributions in cash. Distributions (other than any return of capital) are taxable to you, whether received in cash or reinvested in additional shares, and reinvestment does not avoid or defer taxable income to you.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions.  If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone in advance of the payment date for the distribution.

Any distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the distribution.  You should note that a distribution paid on shares purchased shortly before that distribution was declared will be subject to income taxes even though the distribution represents, in substance, a partial return of capital to you.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Board has adopted policies and procedures to prevent frequent transactions in the Fund.  The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps include monitoring trading activity and using fair value pricing.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.

Monitoring Trading Practices.  The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the 1940 Act the Fund’s Distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.

Fair Value Pricing.  The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Fund does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed annually by the Board.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV.

More detailed information regarding fair value pricing can be found under the heading titled, “Pricing of Fund Shares.”

TAX CONSEQUENCES

The following is a summary of certain U.S. federal income tax considerations generally applicable to U.S. Shareholders (as defined below) that acquire shares pursuant to this Joint Proxy Statement/Prospectus and that hold such shares as capital assets (generally, for investment).  The discussion is based upon the Code, Treasury Regulations promulgated thereunder, judicial authorities, published rulings and procedures of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund, nor does it address all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules.  No ruling has been or will be sought from the IRS, and no opinion is expected to be obtained from counsel, regarding any matter discussed herein.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below.  This summary of U.S. federal income tax consequences is for general information only.  Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of acquiring, holding and disposing of shares, as well as the effects of state, local and non-U.S. tax laws.

For purposes of this Joint Proxy Statement/Prospectus and the SAI, the term “U.S. Shareholder’’ means a beneficial owner of shares that, for U.S. federal income tax purposes, is one of the following:

•                  an individual who is a citizen or resident of the United States;

•                  a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

•                  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•                  a trust (x) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (y) that has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

If a partnership (including any other entity treated as a partnership for U.S. federal income tax purposes, such as a limited liability company with more than one member) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership.  Partners of partnerships that hold shares should consult their tax advisers.

Status of the Fund as a regular corporation.  The Fund is not and will not be eligible to elect to be treated as a regulated investment company under the Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships (such as MLPs in which the Fund invests).  As a result, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, and generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%).  In addition, as a regular corporation, the Fund may be subject to state and local taxes by reason of its investments in equity securities of MLPs.  Therefore, the Fund may have state and local tax liabilities in multiple states, which will reduce the Fund’s cash available to make distributions on the shares.  The Fund may be subject to a 20% federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular federal income tax liability.  The extent to which the Fund is required to pay U.S. federal, state or local corporate income, franchise, alternative minimum or other corporate taxes could materially reduce the Fund’s cash available to make distributions on the shares.

Taxation of the Fund’s investments and investment techniques.  The Fund intends to invest a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes.  To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP.  Accordingly, the Fund will be required to take into account the Fund’s allocable share of the income, gains, losses, deductions, and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.  Aside from such allocations of taxable income, MLP distributions to partners, such as the Fund, are not taxable unless the cash amount distributed exceeds the distributee partner’s basis in its MLP interest.  The Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs may exceed the net taxable income allocated to the Fund from such MLPs because of tax deductions such as depreciation, amortization and depletion that will be allocated to the Fund from the MLPs.  No assurance, however, can be given in this regard.  If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such assets.  Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), regardless of how long the Fund has held such assets.  The amount realized by the Fund in any case generally will be the amount paid by the purchaser of the assets plus, in the case of MLP equity securities, the reduction in the Fund’s allocable share, if any, of the MLP’s debt as a result of the sale, exchange or other taxable disposition.  The Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP.  Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund.  To the extent that the Fund has a net capital loss in any tax year, the net capital loss can be carried back three taxable years and forward five taxable years to reduce the Fund’s capital gains in such years.  In the event a capital loss carryover cannot be utilized in the carryover periods, the Fund’s federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income.  Such items may increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Certain of the Fund’s investment practices, such as engaging in short sales, are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the characterization of certain complex financial transactions.

U.S. SHAREHOLDERS

Distributions.  Distributions by the Fund of cash or property in respect of the shares (other than certain distributions in redemption of shares) will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles).  Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction.  Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) may be treated as “qualified dividend income.” Qualified dividend income received by individuals and other non-corporate U.S. Shareholders is taxed at long-term capital gain rates.  For dividends to constitute qualified dividend income, a U.S. Shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the U.S. Shareholder engages in certain risk reduction transactions with respect to the common stock.

If the amount of a Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-deferred return of capital to the extent of, and in reduction of, the U.S. Shareholder’s tax basis in the shares, and thereafter as capital gain if the U.S. Shareholder held the shares as a capital asset.  Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares for more than one year.  The portion of the distribution received by the U.S. Shareholder from the Fund that is treated as a return of capital will decrease the U.S. Shareholder’s tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the U.S. Shareholder for tax purposes on the later sale of such Fund shares.  The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, or changes in tax laws).  Gains and other income realized by the Fund may also cause distributions from the Fund to be treated as taxable dividends rather than as return of capital distributions.  Because of these factors, the portion of the Fund’s distributions that is considered return of capital may vary materially from year to year.  Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

If you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be taxed later upon withdrawal of monies from those arrangements.

The Fund’s earnings and profits generally are calculated by making certain adjustments to the Fund’s taxable income (loss).  The Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs and distribute to its shareholders will exceed the Fund’s current and accumulated earnings and profits.  Accordingly, the Fund expects that only a portion of its distributions to its shareholders with respect to the shares will be treated as dividends for U.S. federal income tax purposes.  No assurance, however, can be given in this regard.

Special rules will apply to the calculation of the Fund’s earnings and profits.  For example, the Fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method.  This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation.  Because of the special earnings and profits rules, the Fund may make distributions in a particular year out of current and accumulated earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.

U.S. Shareholders that receive distributions in shares rather than in cash will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the fair market value of the shares received and (ii) reinvested such amount in shares.

Redemptions.  The Fund expects that redemptions of shares will generally be treated as taxable sales or exchanges.  A redemption of shares will generally be treated as a taxable sale or exchange of such shares for tax purposes, provided (a) the redemption is not essentially equivalent to a dividend, (b) the redemption is a substantially disproportionate redemption, (c) the redemption is a complete redemption of a shareholder’s entire interest in the Fund, or (d) the redeeming shareholder is not a corporation and the redemption is in partial liquidation of the Fund.

Upon a redemption treated as a sale or exchange, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount received in the redemption and the U.S. Shareholder’s adjusted tax basis in the shares.  A U.S. Shareholder’s adjusted tax basis in its shares may be less than the price paid for the shares as a result of distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits (i.e., returns of capital).  Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the shares for more than one year at the time of disposition.  Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are subject to U.S. federal income taxation at reduced rates.  The deductibility of capital losses is subject to limitations under the Code.  Redemptions that do not qualify for sale or exchange treatment will be treated as described under “Distributions” above.

Taxable distributions and redemptions paid to noncorporate taxpayers are subject to a 3.8% U.S. federal tax on all or a portion of “net investment income” for individuals with modified adjusted gross income exceeding specified thresholds ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases).  This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain U.S. Shareholders that are estates and trusts.  For these purposes, dividend and capital gain income will generally be taken into account in computing net investment income.

If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize income and gains for U.S. federal, state and local income tax purposes. Any such income or gain may result in the imposition of corporate income taxes on the Fund and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Fund shareholders being treated as dividends.

Annual tax statement. Each year, the Fund will send you an annual tax statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns.  When necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

UBTI. Under current law, an investment in shares will not generate unrelated business taxable income (“UBTI”) for a tax-exempt U.S. Shareholder, provided that the tax-exempt U.S. Shareholder does not incur “acquisition indebtedness” (as defined for U.S. federal income tax purposes) with respect to the shares.  A tax-exempt U.S. Shareholder would recognize UBTI by reason of its investment in the Fund if the shares constitute debt-financed property in the hands of the tax-exempt U.S. Shareholder.

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023

Independent Registered Public Accounting Firm
[•]

Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166

Custodian
U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

JOINT NOTICE OF PRIVACY POLICY

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders.   Our relationships are based on integrity and trust and we maintain high standards to safeguard your nonpublic personal information (“Personal Information”) at all times.  This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

What information do we collect?

We collect the following Personal Information about you:

•                  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•                  Information about  transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•                  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs.  We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so.  For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf:

•                  Unaffiliated service providers (e.g., transfer agents, securities broker-dealers, administrators, investment advisers or other firms that assist us in maintaining and supporting financial products and services provided to you);

•                  Government agencies, other regulatory bodies and law enforcement officials (e.g., for reporting suspicious transactions);

•                  Other organizations, with your consent or as directed by you; and

•                  Other organizations, as permitted or required by law (e.g., for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy.  We require third parties to comply with our standards for security and confidentiality.

How do we protect client information?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you.  It is our practice to maintain and monitor physical, electronic, and procedural

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safeguards that comply with federal standards to guard client nonpublic personal information.  We regularly train our employees on privacy and information security and on their obligations to protect client information.

Contact Information

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

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Appendix A

Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below.  In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge reductions or waivers.  Not all intermediaries will offer the same reductions and waivers to persons purchasing shares of the Fund.  In order to receive these reductions or waivers shareholders will have to purchase Fund shares through an intermediary offering such reductions or waivers or directly from the Fund if the Fund offers such reductions or waivers.  Please see the section entitled “Description of Share Classes” for more information on sales charge reductions and waivers available for different classes of shares that are available for purchase directly from the Fund.  An intermediary’s administration and implementation of its particular policies with respect to any variations, reductions and/or waivers is neither supervised nor verified by the Fund, the Adviser or the Distributor.  The information provided below was provided to the Fund by the applicable intermediary and has not been independently verified by the Fund, the Adviser or the Distributor.

The information in this Appendix is a part of, and incorporated into, the Joint Proxy Statement/Prospectus for the Fund, and must be delivered with the Joint Proxy Statement/Prospectus.

******************

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Joint Proxy Statement/Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•                  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•                  Shares purchased by or through a 529 Plan

•                  Shares purchased through a Merrill Lynch affiliated investment advisory program

•                  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•                  Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•                  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund advised by the Adviser)

•                  Shares exchanged from Class C Shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•                  Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•                  Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Joint Proxy Statement/Prospectus

•                  Shares purchased from the proceeds of redemptions within the funds advised by the Adviser, provided  (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

A-1

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•                  Death or disability of the shareholder

•                  Shares sold as part of a systematic withdrawal plan as described in the Fund’s Joint Proxy Statement/Prospectus

•                  Return of excess contributions from an IRA Account

•                  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•                  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•                  Shares acquired through a right of reinstatement

•                  Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based accounts or platforms (applicable to Class A and C Shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•                  Breakpoints as described in this Joint Proxy Statement/Prospectus

•                  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Adviser advised funds’ assets held by accounts within the purchaser’s household at Merrill Lynch.  Eligible Adviser advised funds’ assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•                  Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the funds advised by the Adviser, through Merrill Lynch, over a 13-month period of time (if applicable)

In order to receive the applicable Merrill Lynch reductions or waivers shareholders will have to purchase Fund shares through Merrill Lynch or directly from the Fund if the Fund offers such reductions or waivers.  Merrill Lynch’s specific sales charge waivers and/or discounts are implemented and solely administered by Merrill Lynch.  Please contact Merrill Lynch to ensure that you understand the steps that you must take to qualify for available waivers and discounts.

A-2

SUBJECT TO COMPLETION, DATED OCTOBER 27, 2017

The information in this Statement of Additional Information (“SAI”) is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

Center Coast Brookfield MLP Focus Fund

Class A — [•]
Class C — [•]

Class I — [•]
Class T — [•](1)

Class Y — [•]

Statement of Additional Information
[•], 2017

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Joint Proxy Statement/Prospectus dated [•], 2017, as may be amended from time to time, for the Special Meeting of Shareholders of the Center Coast MLP Focus Fund (the “Acquired Fund” or “Predecessor Fund”), a series of Investment Managers Series Trust, a Delaware statutory trust, to be held on [•], 2018. Class T Shares are not currently offered for sale.  A copy of the Center Coast Brookfield MLP Focus Fund’s Joint Proxy Statement/Prospectus may be obtained, without charge, on the Center Coast Brookfield MLP Focus Fund’s website at www.brookfieldim.com, by writing to the Center Coast Brookfield MLP Focus Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or by calling [1-855-244-4859].

General Information

Brookfield Investment Funds (the “Trust”) currently consists of six separate investment series referred to as Brookfield Global Listed Real Estate Fund (the “Global Real Estate Fund”), Brookfield Global Listed Infrastructure Fund (the “Infrastructure Fund”), Brookfield Real Assets Securities Fund (the “Real Assets Securities Fund”), Brookfield U.S. Listed Real Estate Fund (the “U.S. Real Estate Fund”), Brookfield Real Assets Debt Fund (the “Real Assets Debt Fund”), and Center Coast Brookfield MLP Focus Fund (the “Fund”, “MLP Fund” or “Acquiring Fund”) (collectively, the “Funds”).

The Acquiring Fund is a newly-created fund. The Acquired Fund has an identical investment objective and substantially similar policies and strategies as the Acquiring Fund, is expected to be reorganized into the Acquiring Fund on or about [•] (the “Reorganization”). The Acquired Fund has a fiscal year end of November 30, while the Acquiring Fund has a fiscal year end of September 30.

This Statement of Additional Information relates to the approval of an Agreement and Plan of Reorganization and Liquidation. Further information is included in the Joint Proxy Statement/Prospectus and in the documents listed below.

(1)  The Class T Shares of the Center Coast Brookfield MLP Focus Fund are not offered for sale as of the date of this Statement of Additional Information.

Incorporation by Reference into the Statement of Additional Information

Because the Acquiring Fund was newly-created for purposes of the Reorganization and has not yet commenced operations, annual or semi-annual reports to shareholders are not available. This Statement of Additional Information incorporates by reference the following documents, which have been filed with the Securities and Exchange Commission.

1.                                      Prospectus and Statement of Additional Information dated April 1, 2017, for the Acquired Fund (Accession No. 0001398344-17-004222).

2.                                      The audited financial statements and related report of the independent public accounting firm included in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2016 (Accession No. 0001398344-17-001595).

3.                                      The unaudited financial statements included in the Acquired Fund’s Semi-Annual Report to Shareholders for the period ended May 31, 2017 (Accession No. 0001398344-17-009929).

Pro forma Financial Information

Under the Agreement and Plan of Reorganization and Liquidation, the Acquired Fund is proposed to be reorganized into the Acquiring Fund. Pro forma financial information has not been prepared for the Reorganization of the Acquired Fund into the Acquiring Fund because the Acquiring Fund is a newly-created shell series with no assets or liabilities. The Acquiring Fund will commence investment operations upon completion of the Reorganization and continue the operations of the Acquired Fund. The Acquiring Fund will be the accounting survivor after the Reorganization.

GENERAL INFORMATION

The Trust is a diversified, open-end management investment company organized as a statutory trust under the laws of the State of Delaware on May 12, 2011.  The Trust operates a multi-class structure pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended (the “1940 Act”).  The Center Coast Brookfield MLP Focus Fund seeks maximum total return with an emphasis on providing cash distributions to shareholders.  There can be no assurance that the Fund will achieve its investment objective.  Except for the fundamental investment restrictions listed below (see “Investment Restrictions”), the Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust (the “Board” or “Board of Trustees”), without shareholder approval.  The MLP Fund is non-diversified as that term is defined in the 1940 Act.

On [•], the Fund will acquire all the assets and liabilities of the Predecessor Fund.  The Fund will adopt the prior performance and financial history of the Predecessor Fund.  The Predecessor Fund commenced operations on December 31, 2010.

INVESTMENT STRATEGIES AND RISKS

The Joint Proxy Statement/Prospectus discusses the investment objective of the Fund and the principal strategies to be employed to achieve that objective.  This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize, and certain risks associated with such investments and strategies.

Master Limited Partnerships (MLPs)

An MLP is an entity receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and the interests or “units” of which are traded on securities exchanges like shares of corporate stock.  A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies.  The general partner manages the partnership; has an ownership stake in the partnership (typically a 2% general partner equity interest and additional common units and subordinated units); and in many cases is eligible to receive an incentive distribution.  The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and are entitled to receive cash distributions with respect to their units.  An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement.  Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions.  Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights.  At the discretion of the general partner, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis.  Incentive distributions are often paid to the general partner such that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution.  Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.

To qualify for treatment as a partnership for U.S. federal income tax purposes, an MLP must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, and gain from the sale or other disposition of a capital asset held for the production of such income.  Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.  Currently, most MLPs operate in the energy, natural resources, or real estate sectors.  The Fund anticipates that a substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy industry.  The Fund may, however, invest in MLP entities in any sector of the economy.  Due to their federal income tax treatment as partnerships,

MLPs generally do not pay income taxes, but investors holding interests in MLPs are generally subject to tax on their shares of the MLPs’ income and gains.

Holders of MLP units are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the unit holders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues.  If their parent or sponsor entities were to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and the ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

Common Stocks

The marketplace for publicly traded equity securities is volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic circumstances. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund.

A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive circumstances within an industry.  The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services.  Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure.  Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.  In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.  Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure and is therefore inherently more risky than preferred stock or debt instruments of such issuers.

Convertible Securities

The Fund may invest in convertible securities.   Convertible securities are preferred stocks or debt obligations that are convertible at a stated exchange rate or formula into common stock or other equity securities.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock.  A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted or exchanged. Convertible securities have both equity and fixed-income risk characteristics.  Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates.  Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock.  The markets for convertible securities may be less liquid than markets for common stocks or bonds.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

Small- and Mid-Cap Stocks

The Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies.  Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel.  Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies.  The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies.  These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group.  Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.  As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions.  In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research.  As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies).  Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Equity Securities and Related Investments

Investments in Equity Securities. Equity securities, such as common stock, generally represent an ownership interest in a company.  While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund.  Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market.  A drop in the stock market may depress the price of equity securities held by the Fund.

Warrants and Stock Purchase Rights. The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities.  Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.  Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments.  In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date.  The investment by the Fund in warrants valued at the lower of cost or market may not exceed 5% of the value of the Fund’s net assets (plus the amount of any borrowing for investment purposes).

Preferred Shares. The Fund may invest in preferred shares.  Preferred shares are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common shareholders, but after bond holders and other creditors.  Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed (or floating) dividend payment rate and/or a liquidity preference over the issuer’s common shares.  However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.  Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.  Investments in preferred stock present market and liquidity risks.

The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Preferred stocks may differ in many of their provisions.  Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights.  Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities.  Shareholders of preferred stock may suffer a loss of value if dividends are not paid.  Under ordinary circumstances, preferred stock does not carry voting rights.

Initial Public Offerings.  The Fund may purchase securities of companies in initial public offerings.  Special risks associated with these securities may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies and the companies’ limited operating histories.  These factors may contribute to substantial price volatility for the shares of these companies.  The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices.  Some companies whose shares are sold through initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

Foreign (Non-U.S.) Securities

General.  The Fund may invest in securities of foreign (non-U.S.) companies, or sponsored and unsponsored depositary receipts for such securities.

Foreign securities may include debt securities of governmental and corporate issuers, preferred stock, common stock, and convertible securities of corporate issuers, rights and warrants to buy common stocks, depositary receipts evidencing ownership of shares of a foreign issuer, and exchange traded funds and other investment companies that provide exposure to foreign issuers.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers.  These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements).  Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations.  The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies.  There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States.  Confiscatory taxation or diplomatic developments could also affect investment in those countries.  In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

Emerging Markets.  The Fund may invest in or have exposure to securities issued by governmental and corporate issuers that are located in emerging market countries.  Such investments involve special risks.  The economies, markets, and political structures of a number of the emerging market countries in which the Fund can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability.  Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements.  Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe, and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures.  Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems, and government instability.  Investments in countries that have recently begun moving away from central planning and state owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment.  The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the political constraints to which a government debtor may be subject.  Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.  If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.  Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.  These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default, or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history.  In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency, or fraud.

Depositary Receipts.  The Fund’s investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).  U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over the counter, are issued by domestic banks.  ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank.  ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers.  However, by investing in ADRs rather than directly in foreign issuers’ stock, the Fund can avoid currency risks during the settlement period for either purchases or sales.  In general, there is a large, liquid market in the United States for many ADRs.  The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.  The Fund also may invest in EDRs, GDRs, and in other similar instruments representing securities of foreign companies.  EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them.  EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof.  The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Custodian Services and Related Investment Costs.  Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States.  Such markets have settlement and clearance procedures that differ from those in the United States.  In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the Fund.  In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss or theft of its assets.

Withholding and Other Taxes.  The Fund may be subject to taxes, including withholding taxes, that are or may be imposed by certain countries with respect to the Fund’s investments on income (possibly including, in some cases, capital gains) derived in such countries.  These taxes will reduce the return achieved by the Fund.  Treaties between the United States and such countries may not be available to reduce the otherwise applicable tax rates.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which will result in a decline in the value of the Fund’s portfolio.

Derivatives

Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates, and various domestic and foreign indices.  Derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, and forward currency contracts.

The Fund may use derivatives for a variety of reasons, including as a substitute for investing directly in securities and currencies, as an alternative to selling a security short, as part of a hedging strategy (that is, for the purpose of reducing risk to the Fund), or for other purposes related to the management of the Fund.  Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest.  As a result, a small investment in derivatives could have a large impact on the Fund’s performance.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss.  The Fund also could experience losses or limit its gains if the performance of its derivatives is poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market.  The market for derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter market with a single counterparty.  When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet.  Transactions in over-the-counter derivatives have no such protection.  Each party to an over-the-counter derivative bears the risk that its direct counterparty will default.  In addition, over-the-counter derivatives may be less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Derivatives generally involve leverage in the sense that the investment exposure created by the derivative is significantly greater than the Fund’s initial investment in the derivative.  The Fund may be required to segregate permissible liquid assets, or engage in other permitted measures, to “cover” the Fund’s obligations relating to its transactions in derivatives.  For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open.  With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.  By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Derivatives also may involve other types of leverage.  For example, an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index.  This leverage will increase the volatility of these derivatives since they may increase or decrease in value more quickly than the underlying instruments.

The Fund may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

Swaps. The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management.  These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a debt instrument or common stock.  Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuers will decline in value.  The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period.  These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio.  Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

In the event that the Fund is a credit default swap seller, the full notional amount of the credit default swap(s) will be segregated by the Fund to cover the outstanding positions.

Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the interest rate hedging transactions), the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the hedging instrument utilized, which may make it difficult for the Fund to close out or unwind one or more hedging transactions.

Total rate of return swaps and related derivatives present certain legal, tax and market uncertainties that present risks in entering into such arrangements.  There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their positions, or characterizing their tax treatment.  In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied.  There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments.

Futures Contracts.  The Fund may purchase and sell financial futures contracts and options on such contracts.  A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date.  Although some financial futures contracts call for making or taking delivery of the underlying securities or instruments, in most cases these obligations are closed out before the settlement date.  The closing of a contractual obligation may be accomplished by purchasing or selling an identical offsetting futures contract.  Other financial futures contracts by their terms call for cash settlements.

The Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade.  An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made.  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  In addition, the Fund may enter into foreign currency futures contracts as described below under “Foreign Currency Contracts and Currency Hedging Transactions.”

At the time the Fund purchases a futures contract, an amount of cash or liquid portfolio securities generally equal to the settlement price less any margin deposit market value of the futures contract will be designated as segregated at the Fund’s custodian.  When writing a futures contract, the Fund will maintain with its custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

The Fund will be authorized to use financial futures contracts and related options for hedging and non-hedging purposes, for example to enhance total return or provide market exposure pending the investment of cash balances.  The Fund may lose the expected benefit of the transactions if currency exchange rates or securities prices change in an unanticipated manner.  Such unanticipated changes in currency exchange rates or securities prices may also result in poorer overall performance than if the Fund had not entered into any futures transactions.

Options on Securities and Stock Indexes. The Fund may write covered call and put options and purchase call and put options on securities or stock indices that are traded on U.S. exchanges.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option.  An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Fund may write a call or put option only if the option is “covered.” A call option on a security written by the Fund is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.  A call option on a security is also covered if the Fund owns a call option on the same security and in the same principal amount as the call option written where the exercise price of the call option held (a) is equal to or less than the exercise price of the call option written or (b) is greater than the exercise price of the call option written if the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian.  A put option on a security written by the Fund is “covered” if the Fund maintains similar liquid assets with a value equal to the exercise price designated as segregated at its custodian, or else owns a put option on the same security and in the same principal amount as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.

The Fund will cover call options on stock indices by owning securities whose price changes, in the opinion of the investment adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.  Nevertheless, where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index.  In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index.  The Fund will cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Fund will receive a premium for writing a put or call option, which will increase the Fund’s gross income in the event the option expires unexercised or is closed out at a profit.  If the value of a security or an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged.  A rise in the value of the underlying security or index, however, exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of the underlying index or security.  By writing a put option, the Fund assumes the risk of a decline in the underlying security or index.  To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options to hedge its investments against a decline in value.  By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option.  If the value of the Fund’s investments does not decline as anticipated, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs.  The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund’s security holdings being hedged.

Call options may be purchased by the Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security.  The Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.  When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.  Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

Foreign Currency Contracts and Currency Hedging Transactions.  In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts (“forward contracts”) and foreign currency futures contracts (“foreign currency futures”), as well as purchase put or call options on foreign currencies, as described below.  The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund may enter into forward contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.  A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers.  The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment.  In addition, for example, when the Fund believes that a foreign currency may experience a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  This second investment practice is generally referred to as “cross-hedging.”  Because in connection with the Fund’s foreign currency forward transactions an amount of the Fund’s assets equal to the amount of the Fund’s current commitment under the forward contract will be segregated to be used to pay for the commitment, the Fund will always have cash or other liquid assets available that are sufficient to cover any commitments under these contracts or to limit any potential risk.  The segregated assets will be marked-to-market on a daily basis.  Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.  Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

The Fund may enter into exchange-traded foreign currency futures for the purchase or sale for future delivery of foreign currencies.  Certain types of forward contracts are now regulated as swaps by the Commodity Futures Trading Commission (“CFTC”).  The regulation of such forward contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of derivatives will not have an adverse effect on the Fund that utilizes these instruments.  This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund’s portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.  As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and that the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Securities Index Futures Contracts and Options Thereon.  Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices.  For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result.  If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position.  When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase.  As such purchases are made, the corresponding positions in securities index futures contracts may be closed out.  The Fund may write put and call options on securities index futures contracts for hedging purposes.

Risks of Options, Futures and Forward Contracts.  Options, futures and forward contracts are forms of derivatives.  The use of options, futures and forward contracts as hedging techniques may not succeed where the price movements of the securities underlying the options, futures and forward contracts do not follow the price movements of the portfolio securities subject to the hedge.  Gains on investments in options, futures and forward contracts depend on the investment adviser’s ability to predict correctly the direction of stock prices, interest rates, currencies and other economic factors and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions.  Where a liquid secondary market for options, futures or forward contracts does not exist, the Fund may not be able to close its position and in such an event would be unable to control its losses.  The loss from investing in certain options, futures and forward contracts is potentially unlimited.  The use of forward contracts may limit gains from a positive change in the relationship between the U.S. dollar and foreign currencies.

The Fund’s futures transactions will ordinarily be entered into for traditional hedging purposes.  There is, however, no limit on the amount of the Fund’s assets that can be put at risk through the use of futures contracts and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets.  The Fund, however, does not currently intend to enter into futures transactions other than for traditional hedging purposes.

Exclusion from Definition of Commodity Pool Operator.  Pursuant to Rule 4.5 under the Commodity Exchange Act (“CEA”), Brookfield Investment Management Inc. (the “Adviser”) has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund.  The Fund and the Adviser are therefore not subject to registration or regulation as a pool operator under the CEA.  In order to claim the Rule 4.5 exemption, the Fund is significantly limited in its ability to invest in commodity futures, options, swaps (including securities futures, broad-based stock index futures and financial futures contracts).  As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Regulation of Certain Options, Currency Transactions and Other Derivative Transactions as Swaps or Security-Based Swaps

The U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted in July 2010 the “Derivatives Title,” includes provisions that comprehensively regulate the over-the-counter (i.e., not exchange-traded) derivatives markets for the first time.  This regulation requires that certain of the options, currency transactions and other derivative transactions entered into by the Fund are regulated as swaps by the CFTC or regulated as security-based swaps by the Securities and Exchange Commission (“SEC”) (collectively, “swaps”).

The Dodd-Frank Act generally requires swaps and security-based swaps to be submitted for clearing to regulated clearing organization (the so-called “clearing mandate”), unless an exemption from clearing applies.  Swaps and security-based swaps that are submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearing organization, as well as possible SEC- or CFTC-mandated margin requirements.  Accordingly, dealers of swaps and security-based swaps (usually large commercial banks or other financial institutions) as well as other market participants will be required to post margin to the clearing organizations through which their swaps and/or security-based swaps are cleared.  The SEC, CFTC and other U.S. regulators also are required to impose margin requirements on uncleared swap and uncleared security-based swap transactions.  These changes with respect to clearing and margin likely will increase a dealer’s costs, and those increased costs are expected to be passed through, at least partially, to market participants, including any fund that uses swaps or security-based swaps.

The Dodd-Frank Act also requires many swaps and security-based swaps that are currently executed on a bilateral basis in the over-the-counter market to be executed through a regulated securities, futures, or swap exchange or execution facility if those transactions are subject to the clearing mandate.  Once such requirements become effective, it may be more difficult and costly for the Fund to continue to enter into customized swap or security-based swap transactions on a bilateral basis.

In addition, dealers and major participants in the over-the-counter market are required to register with the SEC and/or CFTC.  Registered dealers and major participants are subject to minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, position limits, limitations on conflicts of interest, and other regulatory burdens.  These requirements may increase the overall costs for dealers and major participants in the over-the-counter market, and such increased costs are likely to be passed through, at least partially, to market participants, including any fund that utilizes these instruments.

The CFTC has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that will be implemented on a phased-in basis. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

Risks Associated with Long Term Objective — Not a Complete Investment Program

The Fund is intended for investors seeking a high level of total return, with an emphasis on income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Debt Securities and Related Investments

Debt Securities Rating Information. The Fund may invest in debt securities of any rating, including below investment grade debt securities or comparable unrated securities, but may not invest in securities in default.  The Fund may invest in convertible debt securities rated “D” or better, or comparable unrated securities as determined by the Adviser.  Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent of other nationally recognized statistical rating organizations (“NRSROs”).  Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.  Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other NRSROs.  See “Appendix A” for a description of rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments.  Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments.  The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts.  The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing.  The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.  Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund’s net asset value (“NAV”) to the extent that it invests in such securities.  In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs.  Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer.  As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.  Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities.  In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers.  However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the Fund will use the lower rating.  The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security.  If a rating organization downgrades the quality rating assigned to one or more of the Fund’s portfolio securities, the Adviser will consider what actions, if any, are appropriate in light of the Fund’s investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

U.S. Government Securities. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987).  Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States.  Others are supported by:  (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer.  Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.  Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include:  (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation.  The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity.  Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value.  The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  Zero coupon U.S. government securities do not require the periodic payment of interest.  These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest.  The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds.  Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Short-Term Investments.  The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollars.  Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  These short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks are subject to governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations.  General economic conditions, government policy (including emergency reasons) and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, are limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser) to be of comparable quality.  These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk.  The Adviser may actively expose the Fund to credit risk.  However, there can be no guarantee that the Adviser will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Bank Obligations

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Commercial Paper

Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions (see “Variable and Floating Rate Demand and Master Demand Notes” below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. The Fund establishes its own standards of creditworthiness for issuers of such instruments.

Certificates of Deposit

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit (“CDs”) may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

The Fund may purchase CDs issued by banks, savings and loan associations, and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided the Fund purchases any such CD in a principal amount of no more than $250,000, which amount would be fully insured by the FDIC.  Interest payments on such a CD are not insured by the FDIC.  The Fund would not own more than one such CD per issuer.

Variable and Floating Rate Demand and Master Demand Notes

The Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies, and financial institutions, and similar taxable and tax exempt instruments issued by government agencies and instrumentalities.  These securities will typically have a maturity longer than one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice.  The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution.  The purchase price is ordinarily par plus accrued and unpaid interest.  Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.  The Fund’s investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days’ notice, in combination with the Fund’s other investments which are not readily marketable, will be limited to an aggregate total of 15% of the Fund’s net assets.

The Fund may also buy variable rate master demand notes.  The terms of these obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower.  These instruments permit weekly and, in some instances, daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty.  The notes may or may not be backed by bank letters of credit.  Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at the principal amount, plus accrued interest, at any time.  In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously.  While master demand notes, as such, are not typically rated by credit rating agencies, the Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this SAI for commercial paper obligations.

Investment Company Securities

The Fund may invest in shares of other investment companies, subject to the limitations of the 1940 Act, and subject to such investments being consistent with the overall investment objective and policies of the Fund.  To the extent that the Fund invests in the securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index.  The Fund could purchase an ETF to gain exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.  An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate.  In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks:  (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged.  In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

An investment company’s investments in other investment companies are typically subject to statutory limitations prescribed by the 1940 Act.  Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds, such as the Fund, to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds.  The Fund may rely on these exemptive orders in investing in ETFs.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”).  ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs.  An ETN’s returns are based on the performance of a market index minus fees and expenses.  Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market.  However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected.  ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.  The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.  When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.  The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.  In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk.  No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes.  Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy.  Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price.  Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy.  This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track.  As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Mortgage-Backed Securities

The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (“SMBS”), and other types of mortgage-backed securities (“MBS”) that may be available in the future.  A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages.  Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).  Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.  Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities.  In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time the Fund receives the payments for reinvestment.  Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline.  If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers.  In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.  Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the Fund may have exposure to subprime loans as well as to the mortgage and credit markets generally.  Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.  Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees).  However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee.  As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.  Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans.  The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.  Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans.  For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans.  Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the Fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors.  In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Fund’s securities.  Therefore, if there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors.  Without an active trading market, mortgage-backed securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Guaranteed Mortgage Pass-Through Securities.  Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates.  FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates.  FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools.  Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.  The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if the Adviser determines that the securities meet the Fund’s quality standards.  Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations (“CMOs”). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers.  REMICs are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code.  CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways.  Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date.  Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities.  Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Stripped Mortgage-Backed Securities (“SMBS”).  SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities.  The Fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets.  A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal.  The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security.  The prices of SMBS may be particularly affected by changes in interest rates.  As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs.  Rising interest rates can have the opposite effect.  The Adviser may determine that certain SMBS issued by the U.S. government, its agencies or instrumentalities are not readily marketable.  If so, these securities, together with privately-issued SMBS, will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities.  The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

The Fund also may invest in planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities (“MBS”), provided that prepayment rates remain within expected prepayment ranges or “collars.”  To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Other Risk Factors Associated with Mortgage-Backed Securities.  Investing in MBS involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows.  In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the Fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of MBS differ from those of traditional fixed income securities.  The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty.  Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment.  Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee.  When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities.  Thus, MBS, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Illiquid Securities and Rule 144A Securities

The Fund may invest its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. Illiquid securities do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), or other restricted securities, which have been determined to be liquid in accordance with procedures established by the Board.

The Fund has adopted non-fundamental policies with respect to investments in illiquid securities. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. As a result, the fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The Fund may invest up to 15% of its net assets (plus the amount of any borrowing for investment purposes) in illiquid securities, including certain restricted securities issued under Section 4(a)(2) of the Securities Act. Section 4(a)(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(a)(2) of the Securities Act will generally be treated as illiquid and subject to the Fund’s investment restriction on illiquid securities unless such securities are eligible for resale under Rule 144A and are deemed to be liquid in accordance with the procedures described below.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Fund to invest, pursuant to procedures established by the Board and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

The Adviser will monitor the liquidity of restricted securities eligible for resale under Rule 144A in the Fund’s portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors:  (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of how the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities which are considered to be illiquid to assure that the total of all such Rule 144A securities held by the Fund does not exceed 15% of the Fund’s average daily net assets.

Short Sales

The Fund may make short sales of securities, including short sales “against the box.” A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.  A short sale against the box occurs when, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities.  The short sale of a security is considered a speculative investment technique.  The Fund may make short sales against the box, though such sales may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale.  The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.  The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales against the box) will maintain additional asset coverage in the form of segregated or “earmarked” assets on the records of the Adviser or with the Fund’s Custodian, consisting of cash, U.S. government securities or other liquid securities that are equal to the current market value of the securities sold short, or (in the case of short sales against the box) will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security.  Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, any loss increased, by the transaction costs described above.  Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Repurchase Agreements

Repurchase agreements involve the acquisition by the Fund of a security, subject to an obligation of the seller to repurchase, and the Fund to resell, the security at a fixed price, usually not more than one week after its purchase.  The Fund’s custodian will have custody of securities acquired by the Fund under a repurchase agreement.  Repurchase agreements are considered by the SEC to be loans by the Fund.  In an attempt to reduce the risk of incurring a loss on the repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York with respect to the highest rated securities of the type in which the Fund may invest. It will also require that the repurchase agreement be at all times fully collateralized in an amount at least equal to the repurchase price including accrued interest earned on the underlying securities, and that the underlying securities be marked to market every business day to assure that the repurchase agreement remains fully collateralized.  Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement.  If bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited.  The Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements.  Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities.  Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.  Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when this will be advantageous to the Fund.  The Fund will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements.  Such reverse repurchase agreements could be deemed to be a borrowing, but are not senior securities.

Borrowing

Though the Fund does not currently intend to borrow money, the Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions, and not for the purpose of leveraging its investments, in amounts not to exceed at any time 331/3% of the value of its total assets at the time of such borrowings, as allowed under the 1940 Act.  The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies.  Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Securities Lending

Although the Fund has no present intention to do so, the Fund reserves the right, pending receipt of Board approval, to lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned:  (1) the Fund must receive at least 100% cash collateral (which may include cash, U.S. government or agency securities, or irrevocable letters of credit) from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.  These conditions may be subject to future modification.  Such loans will be terminable at any time upon specified notice.  The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal.  In addition, all investments made with the collateral received are subject to the risks associated with such investments.  If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Temporary Investments - Defensive Positions

If market conditions, tactical portfolio trading considerations or other financial or business conditions occur which in the judgment of the Adviser could result in the long term impairment of the Fund’s assets with respect to all or a portion of the Fund’s portfolio, the Adviser may, but is not required to, implement strategies to place the portfolio or individual securities in the portfolio in defensive posture for a period of time (a “temporary defensive period”) until, in the Adviser’s assessment, such condition or circumstance has abated.  In the case of a perceived impairment with respect to all or a portion of the Fund’s portfolio, the Fund may, but is not required to, use various strategic transactions in order to hedge the portfolio or individual securities in the portfolio and mitigate risks with respect to individual MLPs, sub-classes of MLP investments or as to the portfolio taken as a whole.  These strategies are limited to a maximum of 30% of the Fund’s net asset value and may be executed through the use of derivative contracts including the purchase and sale of exchange-listed and over-the-counter put and call options on securities and equity and fixed-income indices, and other instruments including exchange-traded funds and exchange-traded notes.  The Fund may also engage in short sales and total return swaps with certain counterparties that offer returns based upon the underlying performance of a single security or a basket of securities.  The Fund may also enter into other derivative transactions including new techniques, instruments or strategies that are permitted as regulatory changes occur.

Government Intervention in Financial Markets

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally.  While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected.  These events and the potential for continuing market turbulence may have an adverse effect on the Fund’s investments.  It is uncertain how long these conditions will continue.

Recent instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation also may change the way in which the Fund itself is regulated.  Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.  Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Voters in the United Kingdom voted to leave the European Union (“Brexit”).  As a result of this decision, the financial markets experienced high levels of volatility and it is likely that, in the near term, Brexit will continue to bring about higher levels of uncertainty and volatility.  It is possible, that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the European Union.

In addition to the risks discussed above, the change in presidential administration could significantly impact the regulation of U.S. financial markets.  Areas subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, the authority of the Federal Reserve and FSOC, and renewed proposals to separate banks’ commercial and investment banking activities.  Other potential changes that could be pursued by the new presidential administration could include the United States’ withdrawal from, or attempt to renegotiate, various trade agreements or the taking of other actions that would change current trade policies of the United States.  It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the United States.  The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers.  Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs.  The Fund may incur additional costs for cyber security risk management and remediation purposes.  In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value.  There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Environmental Risk

Assets may be subject to numerous laws, rules and regulations relating to environmental protection.  Under various environmental statutes, rules and regulations, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials.  These laws often impose liability, whether or not the owner or operator knew of or was responsible for the presence of hazardous materials.  The presence of these hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties.  Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person.  The Fund may be exposed to substantial risk of loss from environmental claims arising in respect of its investments and such loss may exceed the value of such investments.  Furthermore, changes in environmental laws or in the environmental condition of a portfolio investment may create liabilities that did not exist at the time of acquisition of an investment and that could not have been foreseen.

INVESTMENT RESTRICTIONS

The Fund is subject to fundamental and non-fundamental investment policies and limitations.  Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The following policies and limitations supplement those described in the Joint Proxy Statement/Prospectus and this SAI. Investment restrictions numbered 1 through 6 below have been adopted by the Trust as fundamental policies.  Investment restriction 7 is not a fundamental policy and may be changed by a vote of the Board at any time.

Fundamental Restrictions

1.              The Fund may not issue senior securities or borrow money, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (for purposes of clarity, this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements).

2.              The Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.

3.              The Fund may not invest 25% or more of its total assets, calculated at the time of purchase, in any one industry, except that the Fund will concentrate (that is, invest 25% or more of its total assets) in the energy infrastructure industry and the energy industry (including MLPs that concentrate in those industries), and the Fund may invest 25% or more of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

4.              The Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate MLPs and real estate investment trusts (REITs).

5.              The Fund may not make loans of money, except (i) for purchases of debt securities consistent with the investment policies of the Fund, (ii) by engaging in repurchase agreements or, (iii) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

6.              The Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; may purchase or sell precious metals directly, and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

Non-Fundamental Restrictions

7.              The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction, except that there is an ongoing asset coverage requirement in the case of borrowings.  For purposes of investment restriction No. 3 above, the Trust may use the industry classifications reflected by the S&P 500 Index, if applicable at the time of determination.  For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc.  In addition, the Trust may select its own industry classifications, provided such classifications are reasonable.  The Trust’s use of these classification systems is not a fundamental policy of the Fund and therefore, can be changed without shareholder approval.

PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings are publicly available:  (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the Fund’s website.  The Fund’s publicly available portfolio holdings, which may be provided to third parties without prior approval, are:

1.     Complete portfolio holdings disclosed in the Fund’s semi-annual or annual reports and filed with the SEC on Form N-CSR.

2.     Complete portfolio holdings disclosed in the Fund’s first and third fiscal quarter reports that are filed with the SEC on Form N-Q.

Non-Public Portfolio Holdings

Disclosure of the Fund’s non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings.  Pursuant to the Fund’s policies and procedures, the disclosure of non-public portfolio holdings may be considered permissible and within the Fund’s legitimate business purposes with respect to:  (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients.  These policies and procedures must be followed when disclosing the Fund’s portfolio holdings to any party when such disclosure would provide information more current than the Fund’s most recent publicly available portfolio holdings.  In addition, neither the Fund, the Adviser nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund’s non-public portfolio holdings.

Service Providers.  A service provider or other third party that receives information about the Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., Adviser, auditors, custodian, administrator, sub-administrator, transfer agent, counsel to the Fund or the independent trustees, pricing services, broker-dealer, financial printers or proxy voting services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to, either by written agreement or by virtue of their duties to the Fund, a duty of confidentiality and a duty not to use the information for trading.

Rating And Ranking Organizations.  Any Fund officer may provide the Fund’s non-public portfolio holdings to a rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.  The Fund currently has ongoing arrangements with Lipper and Morningstar by which their third parties receive portfolio holdings information routinely.

Other Recipients.  Requests for information concerning portfolio holdings that cannot be answered via the disclosures:  annual and semi-annual reports, and not already disclosed in the public domain as required through filings with the Securities and Exchange Commission, must first be submitted for consideration to the Fund’s Chief Compliance Officer.  The recipient is required to sign a confidentiality agreement that provides that the non-public portfolio holdings:  (1) will be kept confidential; (2) may not be used to trade; and (3) may not be disseminated or used for any purpose other than the purpose approved by the Fund’s Chief Compliance Officer.  If the Fund’s Chief Compliance Officer concludes that disclosing the information serves a legitimate business purpose and is in the best interests of shareholders, such conclusions will be documented in writing.  A written response containing the requested information will then be prepared and approved by the Fund’s Chief Compliance Officer.  The Fund’s Chief Compliance Officer will report such disclosures to the Fund’s Board at the next scheduled board meeting.

Media.  Non-public portfolio holdings may not be disclosed to members of the media.

Waivers Of Restrictions.  The Fund’s policy may not be waived, or exceptions made, without the consent of the Fund’s Chief Compliance Officer.  All waivers and exceptions will be disclosed to the Fund’s Board no later than its next regularly scheduled quarterly meeting.

Conflicts Of Interest.  If the disclosure of non-public portfolio holdings presents a conflict of interest between the interests of the Fund’s shareholders and the interests of the Fund’s service providers or other third parties or affiliates thereof, then the conflict of interest will be presented to the Board for review prior to the dissemination of the portfolio holdings information.

Board Review.  As part of the annual review of the compliance policies and procedures of the Fund, the Chief Compliance Officer will discuss the operation and effectiveness of this Policy and any changes to the Policy that have been made or recommended with the Board.

TRUSTEES AND OFFICERS

The Trust’s Board is responsible for establishing the Fund’s policies and for overseeing the management of the Fund.  The Board also elects the Trust’s officers who conduct the daily business of the Fund.  Information pertaining to the Trustees and executive officers of the Fund is set forth below.

Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years(4)

INDEPENDENT TRUSTEES(5):
Edward A. Kuczmarski Trustee and Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Born: 1949	Since 2011	8	Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013).

Director/Trustee of several investment companies advised by the Adviser (2011-Present); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015); Director of the California Daily Tax Free

Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years(4)
				Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).

Louis P. Salvatore Trustee, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Born: 1946	Since 2011	8	Employee of Arthur Andersen LLP (2002-Present).

Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011).

Stuart A. McFarland Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Born: 1947	Since 2013	8	Managing Partner of Federal City Capital Advisors (1997-Present).

Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Brandywine Funds (2003-2013); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2000-Present); Director of New America High Income Fund (2013 — Present); Director of New Senior Investment Group, Inc. (2014-Present).

Heather S. Goldman Trustee, Member of the Audit Committee, Member of the Nominating and	Since 2013	8	Co-Founder and CEO of Capstak, Inc. (2014-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013);	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Director and Board Chair of

Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years(4)
Compensation Committee Born: 1967			Managing Partner of Brookfield Financial (2009-2011).	University Settlement House (2003-2013); Member of the Honorary Board of United Settlement House (2014 — Present); Chairman of Capstak, Inc. (2016-Present).

(1)         Address:  Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York, 10281-1023, unless otherwise noted.

(2)         Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s By-Laws and Amended and Restated Agreement and Declaration of Trust.  Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3)         The Fund Complex is comprised of the Brookfield Investment Funds, Brookfield Global Listed Infrastructure Income Fund Inc., and Brookfield Real Assets Income Fund Inc.

(4)         This column includes only directorships of companies required to report to the SEC under the 1934 Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)         Trustees who are not considered to be “interested persons” of the Trust as defined in the 1940 Act are considered to be “Independent Trustees.”

Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years(4)

INTERESTED TRUSTEE/OFFICERS:

David Levi Trustee Born: 1971	Since 2017	8

President of the Adviser (2016-Present); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present); Managing Director and Head of Global Business Development at Nuveen Investments (2009-2014).

Director/Trustee of several investment companies advised by the Adviser (2017-Present).

Brian F. Hurley President Born: 1977	Since 2014	N/A

President of several investment companies advised by the Adviser (2014-Present); Managing Director (2014-Present), Assistant General Counsel (2010-2017); General Counsel, and Interim Chief Compliance Officer (2017-Present) of the Adviser; Director of the Adviser (2010-2014); Managing Partner of Brookfield Asset Management Inc. (2016-Present); Secretary of Brookfield Investment Funds (2011-2014).

N/A

Angela W. Ghantous Treasurer Born: 1975	Since 2012	N/A

Treasurer of several investment companies advised by the Adviser (2012-Present); Director and Head of Fund Administration and Accounting of the Adviser (2012-Present); Vice President of the Adviser (2009-2012).

N/A

Alexis I. Rieger Secretary	Since 2014	N/A	Secretary of several investment companies advised by the Adviser (2014-Present); Vice	N/A

Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years(4)

Born: 1980			President and Associate General Counsel of the Adviser (2011-Present).

Adam Sachs Chief Compliance Officer (“CCO”) Born: 1984	Since 2017	N/A

Director of Corporate Legal and Compliance at the Adviser (2017-Present); CCO of Brookfield Investment Management (Canada) Inc. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).

N/A

Casey Tushaus Assistant Treasurer Born: 1982	Since 2016	N/A	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2014-Present); Assistant Fund Controller at Walton Street Capital (2007-2014).	N/A
Mohamed Rasul Assistant Treasurer Born: 1981	Since 2016	N/A	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Assistant Vice President of the Adviser (2014 -Present); Senior Accountant of the Adviser (2012 - 2014).	N/A

(1)         Address:  Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York, 10281-1023, unless otherwise noted.

(2)         Mr. Levi will hold office as Trustee for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of Mr. Levi and until the election and qualification of his successor, if any, elected at such meeting, or (ii) the date Mr. Levi resigns or retires, or is removed by the Board or shareholders, in accordance with the Trust’s By-Laws and Declaration of Trust.  Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3)         The Fund Complex is comprised of the Brookfield Investment Funds, Brookfield Global Listed Infrastructure Income Fund Inc., and Brookfield Real Assets Income Fund Inc.

(4)         This column includes only directorships of companies required to report to the SEC under the 1934 Act (i.e., public companies) or other investment companies registered under the 1940 Act.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board provides oversight of the management and operations of the Trust.  As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment adviser and administrator, the sub-administrator, custodian and transfer agent, each of whom are discussed in greater detail in this SAI.  The Board approves all significant agreements between the Trust and its service providers.  The Board has elected senior employees of the Adviser as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations.  The Board has elected a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  Some of these reports are provided as part of formal “Board meetings” which typically are held quarterly, in person, and involve the Board’s review of recent Trust operations.  From time to time, one or more members of the Board also may meet with management in less formal settings, between scheduled Board meetings, to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  It has established three standing committees, an Audit Committee, a Nominating and Compensation Committee, and a Qualified Legal Compliance Committee (the “QLCC”) (collectively, the “Committees”), which are discussed in greater detail below.  Currently, four of the five members of the Board are Independent Trustees, which are Trustees that are not affiliated with the Adviser or its affiliates, and each of the Audit Committee, Nominating and Compensation Committee and QLCC are comprised entirely of Independent Trustees.  Each of the Independent Trustees helps identify matters for consideration by the Board and the Chairman of the Board has an active role in the agenda setting process for Board meetings.  The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings.  The Trust has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board’s oversight function.

The Board has determined that its leadership structure is appropriate.  In addition, the Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight.  The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Trust.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel of the Adviser.  Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways.  For example, the full Board receives and reviews reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed.  From time to time, the full Board meets with the Trust’s Chief Compliance Officer to discuss compliance risks relating to the Fund, the Adviser and the Trust’s other service providers.  The Audit Committee supports the Board’s oversight of risk management in a variety of ways, including meeting regularly with the Trust’s Treasurer and with the Trust’s independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the

Trust’s financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002.  The Audit Committee also meets regularly with the Trust’s Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Adviser’s internal audit group as to these and other matters.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to serve as a Trustee of the Trust in light of the Trust’s business and structure.  Certain of these business and professional experiences are set forth in detail in the table above.  The Trustees have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Trustees.  The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board and the Committees are reviewed.

In addition to the information provided in the table above, below is certain additional information regarding each particular Trustee and certain of their Trustee Attributes.  The information provided below, and in the table above, is not all-inclusive.  Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.  In conducting its self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

Edward A. Kuczmarski. Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant, and currently serves on the board of directors/trustees for several other investment management companies.  In serving on these Boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges.  Mr. Kuczmarski serves as Chairman of the Board of Trustees, Chairman of the Nominating and Compensation Committee, and is a member of the Audit Committee.

Louis P. Salvatore.  Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees and as audit committee chairman for several other publicly traded and private companies.  Mr. Salvatore previously spent over thirty years in public accounting.  He holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education organization.  Mr. Salvatore serves as Chairman of the Audit Committee, and is a member of the Nominating and Compensation Committee.

Heather S. Goldman.  Ms. Goldman has extensive experience in executive leadership, business development and marketing of investment vehicles similar to those managed by the Adviser.  Ms. Goldman is a financial services executive, who over a twenty-plus year career has worked in a senior capacity across a diverse array of firms in the private equity, investment management and commercial banking industries.  She previously served as head of global marketing for the Adviser, and as such has extensive knowledge of the Adviser, its operations and personnel.  She also has experience working in other roles for the parent company of the Adviser.  Prior to working with the Adviser, and for nearly five years, she acted as CEO and Chairman, co-founding and managing Capital Thinking, a financial services risk-management business in New York.  Ms. Goldman is Co-Founder, CEO and Chairman of Capstak, Inc. Ms. Goldman is a member of the Audit Committee and the Nominating and Compensation Committee.

Stuart A. McFarland.  Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance.  He previously served in senior executive management roles in the private sector, including serving as the Executive Vice President and Chief Financial Officer of Fannie Mae and the Executive Vice President and General Manager of GE Capital Mortgage Services, Corp.  Mr. McFarland currently serves on the board of directors for various other investment management companies and non-profit entities, and is the Managing Partner of Federal City Capital Advisors.  Mr. McFarland is a member of the Audit Committee and the Nominating and Compensation Committee.

David Levi.  Mr. Levi is President of the Adviser and a Managing Partner of Brookfield Asset Management.  He has 22 years of experience and oversees all non-investment aspects of the business including marketing and client service, finance, legal and operations.  Mr. Levi’s background includes extensive distribution and business development experience within the institutional, high net worth, retail and distribution platform markets.  Prior to joining the Adviser in 2014, Mr. Levi was Managing Director and Head of Global Business Development at Nuveen Investments, after holding similar positions at AllianceBernstein Investments and Legg Mason and senior roles within J.P. Morgan Asset Management.  Mr. Levi holds the Chartered Financial Analyst® designation.  He earned a Master of Business Administration degree from Columbia University and a Bachelor of Arts degree from Hamilton College.  His position of responsibility at the Adviser, in addition to his knowledge of the firm and experience in financial services, has been determined to be valuable to the Board in its oversight of the Fund.

Board Committees

The Trust has established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces:  the Audit Committee, the QLCC, and the Nominating and Compensation Committee.  There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice.  The Trust’s committee structure is specifically not intended or designed to prevent or mitigate the Fund’s investment risks.  The Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The Audit Committee is comprised of Messrs.  Salvatore, Kuczmarski and McFarland and Ms. Goldman.  It does not include any interested Trustees.  The Audit Committee meets regularly with respect to the various series of the Trust.  The function of the Audit Committee, with respect to the Fund, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting.

The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”).  An issuer’s attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

The Nominating and Compensation Committee is comprised of Messrs.  Salvatore, Kuczmarski and McFarland and Ms. Goldman.  The Nominating and Compensation Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees, as is considered necessary from time to time and meets only as necessary.  The Declaration of Trust (as defined below) does not permit shareholders to nominate persons for election as Trustees.

Trustee Ownership of Fund Shares and Other Interests

No Trustee owned shares of the Fund as of the calendar year ended December 31, 2016, which is prior to the inception date of the Fund.  Set forth in the table below is the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee as of December 31, 2016.

Name of Trustee	Aggregate Dollar Range(1) of Equity Securities Held in Fund Complex(2)

INTERESTED TRUSTEE:
David Levi	E
INDEPENDENT TRUSTEES:
Edward A. Kuczmarski	E
Louis P. Salvatore	E
Stuart A. McFarland	E
Heather S. Goldman	E

(1)         Key to Dollar Ranges.

A. None
B. $1 – $10,000
C. $10,001 – $50,000
D. $50,001 – $100,000
E. Over $100,000

(2)         The aggregate dollar range of equity securities owned by each Trustee of all funds overseen by each Trustee in the Adviser’s family of investment companies (the “Fund Complex”) as of December 31, 2016.  The Fund Complex is currently comprised of the Brookfield Investment Funds, Brookfield Global Listed Infrastructure Income Fund Inc., and Brookfield Real Assets Income Fund Inc.

As of December 31, 2016, none of the Independent Trustees nor members of their immediate families own securities beneficially or of record in the Adviser, the Distributor, as defined below, or any affiliate of the Adviser or the Distributor.  Accordingly, neither the Independent Trustees nor members of their immediate families, have direct or indirect interests, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their respective affiliates.  In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Trustee and Officer Compensation

No remuneration is paid by the Fund to persons who are directors, officers or employees of the Adviser or any affiliate thereof for their services as Trustees or officers of such Fund.  No compensation was received by the Independent Trustees from the Fund for the Trust’s fiscal year ended December 31, 2016, which is prior to the inception date of the Fund.  Set forth below is the compensation received by the Independent Trustees from the Fund Complex for the fiscal year ended December 31, 2016.  The Board switched from a per fund fee to a Fund Complex fee.  The aggregate annual retainer paid to each Independent Trustee of the Board for the Fund Complex is $155,000.  The Independent Chairman of the Trust and the Chairman of the Audit Committee each receive an additional payment of $30,000 per year.  The Independent Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at regular meetings.  The Trust does not have a pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.

COMPENSATION TABLE

Name of Person and Position	Total Compensation from the Fund(1)	Total Compensation from the Fund Complex(2)
Interested Trustee

David Levi (3)	N/A	N/A

Independent Trustees

Edward A. Kuczmarski	$44,267	$185,000	(8)
Louis P. Salvatore	$44,267	$185,000	(8)
Stuart A. McFarland	$37,088	$155,000	(8)
Heather S. Goldman	$37,088	$155,000	(8)

(1)         Estimated annual compensation for the first year of operations.

(2)         Represents the total compensation paid to such persons for the calendar year ended December 31, 2016.  The parenthetical number represents the number of investment companies (including the Fund) or portfolios thereof from which such person receives compensation and which are considered part of the Fund Complex.  No compensation was received by the Independent Trustees from the Brookfield Real Assets Debt Fund for the fiscal year ended December 31, 2016, which is prior to the inception date of the Fund.  Includes compensation paid to the Trustees for service on the Boards of Brookfield High Income Fund Inc., Brookfield Total Return Fund Inc., and Brookfield Mortgage Opportunity Income Fund Inc., which were reorganized into Brookfield Real Assets Income Fund Inc. on December 5, 2016.

(3)         Mr. Levi was appointed as an interested Trustee effective April 26, 2017.

CODE OF ETHICS

The Trust, its Adviser and Distributor have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act.  The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust.

PROXY VOTING POLICIES

The Adviser

The Trust, on behalf of the Fund, has delegated the voting of portfolio securities to the Adviser.

The proxy voting policies of the Adviser and its affiliates attached as Appendix B, are reviewed periodically and, accordingly, are subject to change.

The Trust files Form N-PX with its complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year.  This filing for the Trust is available without charge, upon request, by calling toll-free 1-855-244-4859 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

As of [•], the officers and Trustees, as a group, owned beneficially less than 1% of the shares (aggregating all classes) of the Predecessor Fund.

As of [•], the following persons were known to own of record or beneficially 25% or more of the outstanding shares of the Predecessor Fund:

Center Coast MLP Focus Fund
Control Person

Name and Address	Jurisdiction	% of Shares
[•]	[•]	[•]

As of [•], the following persons were known to own of record or beneficially 5% or more of the outstanding shares of the share class indicated of the Predecessor Fund:

Center Coast MLP Focus Fund
Class A

Name and Address	% of Shares
[•]	[•]

Class C

Name and Address	% of Shares
[•]	[•]

Institutional Class

Name and Address	% of Shares
[•]	[•]

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Brookfield Investment Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.  The Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. (“Brookfield”), a leading global alternative asset manager focused on real estate, renewable power, infrastructure and private equity with assets under management of approximately $250 billion as of December 31, 2016.  In addition to the Trust, the Adviser’s clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds, high net-worth investors and closed end funds.  The Adviser specializes in global listed real assets strategies and its investment philosophy incorporates a value-based approach towards investment.  The Adviser provides advisory services to several other registered investment companies.  As of June 30, 2017, the Adviser and its affiliates had over $15 billion in assets under management.  The business address of the Adviser and its officers and directors is Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

The Adviser currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”).  Pursuant to the Advisory Agreement, the Adviser furnishes a continuous investment program for the Fund’s portfolios, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

After an initial two-year term, the Advisory Agreement will continue in effect for successive annual periods so long as such continuation is specifically approved at least annually by (i) the vote of the Board or a (ii) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not “interested persons” (as defined pursuant to the 1940 Act) of the Fund, the Adviser, as applicable by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable at any time, without payment of any penalty, by vote of the Trust’s Board of Trustees, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party.  The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

As compensation for its services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee (an “Advisory Fee”), computed daily and payable monthly, at an annual rate set forth in the table below.

Fund	Annual Advisory Fee-Contractual Rate (as a percentage of average daily net assets)
Center Coast Brookfield MLP Focus Fund	1.00%

The Advisory Agreement was initially approved by the Trustees, including a majority of the Independent Trustees who are not parties to such Agreement, on [•].  At that meeting, the Board reviewed the written and oral presentations provided by the Adviser in connection with the Trustees’ consideration of the Advisory Agreement.  A discussion regarding the basis of the Board’s approval of the Advisory Agreement will be available in the Trust’s semi-annual report to shareholders after the Fund’s inception.

Administration Agreement

Pursuant to an administration agreement with the Fund (the “Administration Agreement”), the Adviser also performs various administrative services to the Fund, including, among other responsibilities, the preparation and coordination of reports and other materials to be supplied to the Board; prepare and/or supervise the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports and filings required of the Fund; supervise and monitor the preparation of all required filings necessary to maintain the Fund’s qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Fund’s other service providers; review and adjust as necessary the Fund’s daily expense accruals; monitor daily, monthly and periodic compliance with respect to the federal and state securities laws; send periodic information (i.e., performance figures) to service organizations that track investment company information; and perform such additional services as may be agreed upon by the Fund and the Adviser.

For its services under the Administration Agreement, the Adviser receives from the Fund an annual fee equal to 0.15% of its average daily net assets, payable monthly in arrears.

Expense Limitation Agreement

Though the Fund is responsible for its own operating expenses, the Adviser has contractually agreed to waive a portion or all of its fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) to the limit set forth in the Annual Fund Operating Expenses table of the Joint Proxy Statement/Prospectus.  Any such waivers made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to recoupment by the Adviser from the Fund, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to recoup only for its fee waivers and expense payments made in the previous three fiscal years.  Any such recoupment is also contingent upon the Board’s subsequent review and ratification of the recouped amounts.  Such recoupment may not be paid prior to the Fund’s payment of current ordinary operating expenses.

Claims Against Brookfield; Regulatory Investigations

Brookfield is a global asset manager with many investment strategies and offices and employees around the world.  Given the broad spectrum of operations of Brookfield and its affiliates, claims (or threats of claims) and governmental investigations, examinations, requests for information, audits, inquiries, subpoenas and other regulatory or civil proceedings can and do occur in the ordinary course of its and its affiliates’ (including the

Adviser’s) business.  Such investigations, actions and proceedings may impact the Fund, including by virtue of reputational damage to Brookfield (including the Adviser) or otherwise.  The unfavorable resolution of such items could result in criminal or civil liability, fines, settlements, charges, penalties or other monetary or non-monetary remedies or sanctions that could negatively impact Brookfield (including the Adviser).  In addition, such actions and proceedings may involve claims of strict liability or similar risks against the Fund in certain jurisdictions or in connection with certain types of activities.  While Brookfield (including the Adviser) has implemented policies and procedures designed to protect against non-compliance with applicable rules and regulations, there is no guarantee that such policies and procedures will be adequate or will protect Brookfield in all instances.

For example, Brookfield faced anti-bribery and corruption investigations in North America related to a Brazilian subsidiary, and an action against the Brazilian subsidiary and three employees was commenced by a public prosecutor in Brazil in 2012.  Based on the results of both internal and independent investigations by a major New York based law firm which has a specialty in this area, as well as the results of investigations concluded by North American regulatory authorities, Brookfield does not believe that the Brazilian subsidiary engaged in any wrongdoing. However, the final outcome of this or any other claims, governmental investigations, audits or inquiries cannot be predicted with certainty and any unfavorable resolution could negatively impact Brookfield (including the Adviser).

SERVICE PROVIDERS

Sub-Administrator, Transfer Agent and Fund Accountant

Pursuant to a sub-administration agreement (the “Sub-Administration Agreement”), U.S. Bancorp Fund Services, LLC, (“USBFS” or the “Sub-Administrator”) 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Sub-Administrator to the Fund.  USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Sub-Administration Agreement, as compensation for its services, USBFS receives a combined fee that would cover both fund accounting and fund administration services based on the Fund’s current average daily net assets.  USBFS also is entitled to certain out-of-pocket expenses.  USBFS also acts as fund accountant (“Fund Accountant”), transfer agent (the “Transfer Agent”) and dividend disbursing agent under separate agreements.  The Adviser is responsible for any fees due to the Sub-Administrator.

Custodian

Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Fund’s assets, holds the Fund’s portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties.  The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

The Custodian and Sub-Administrator do not participate in decisions relating to the purchase and sale of securities by the Fund.  The Sub-Administrator, Fund Accountant, Transfer Agent, Custodian and the Fund’s Distributor (as defined below) are affiliated entities under the common control of U.S. Bancorp.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Independent Registered Public Accounting Firm

[•] serves as the independent registered public accounting firm to the Trust.

Legal Counsel

Paul Hastings LLP, 200 Park Avenue, New York, New York 10166, serves as legal counsel to the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  The Fund does not intend to use any affiliated broker-dealers.

In placing portfolio transactions, the Adviser will seek best execution.  The full range and quality of services available will be considered in making these determinations, such as:  the price of the security; the commission rate; the execution capability, including execution speed and reliability; trading expertise and knowledge of the other side of the trade; reputation and integrity; market depth and available liquidity; recent order flow; timing and size of an order; and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services.  The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.

Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Adviser.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds.  In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund did not commence operations as of the fiscal year ended September 30, 2017, and therefore did not pay any brokerage commissions during this period.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, and could increase brokerage commission costs.  To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions.

The following table shows the Predecessor Fund’s portfolio turnover rate for the fiscal years ended November 30:

	2016	2015
Predecessor Fund	60%	51%

PORTFOLIO MANAGERS

The information below provides summary information regarding the individuals identified in the Joint Proxy Statement/Prospectus as primarily responsible for day-to-day management of the Fund (“Portfolio Managers”).  All asset information is as of December 31, 2016.

Center Coast Brookfield MLP Focus Fund

Dan C. Tutcher — [Title, and Portfolio Manager].  Mr. Tutcher is a [Portfolio Manager] on the [global infrastructure team.]  Prior to joining the Adviser, he was a founder and Principal at Center Coast Capital Advisors, L.P. (“Center Coast”) since its inception in 2007 and also served on its investment committee.  He has over 40 years of industry experience owning, operating and acquiring MLPs.  Prior to founding Center Coast, Mr. Tutcher was President of Enbridge Energy Company, Inc. (“Enbridge”) and President and Director of Enbridge Energy Partners, L.P.  Prior to that, he founded and served as Chairman of the Board, President and Chief Executive Officer of MidCoast Energy Resources (“MidCoast”), from its formation in 1992 until 2001, when Enbridge acquired MidCoast.  In addition, Mr. Tutcher has been involved in the design, construction and operation of petroleum pipelines and all types of petroleum equipment and storage, as well as oil and gas exploration and production.  Mr. Tutcher holds a B.B.A from Washburn University.

Robert T. Chisholm — [Title, and Portfolio Manager].  Mr. Chisholm has 17 years of experience and is a [Portfolio Manager] on the [global infrastructure team.]  His responsibilities include research & analysis of individual MLPs, quantitative & qualitative analysis of MLP holdings, and trading.  Prior to joining the Adviser, he served as Senior Portfolio Manager of Center Coast since its inception in 2007.  Prior to that, Mr. Chisholm was in Morgan Keegan’s Energy Investment Banking Division (from 2006 to 2007) and a Senior Project Advisor at Enbridge Energy Partners, LP (from 2002 to 2006), where he advised on over $8 billion of MLP mergers and acquisitions.  Mr. Chisholm began his career in the energy industry at Koch Industries, Inc. where he served in various roles in their Capital Market, Hydrocarbon and Midstream groups.  Mr. Chisholm holds an M.B.A from the McCombs School of Business at the University of Texas and a B.B.A in Finance from Texas Christian University.

Jeff Jorgensen — [Title, and Portfolio Manager].  Mr. Jorgensen is a [Portfolio Manager] on the [global infrastructure team.]  Prior to joining the Adviser, has served as Center Coast’s Director of Research since March 2014.  As Director of Research, Mr. Jorgensen was responsible for leading Center Coast’s research efforts across all of its investment products and provided macro and micro investable analytics on energy infrastructure investments.  Prior to that, Mr. Jorgensen served as an Executive Director in UBS’ Global Natural Resources Group focusing on MLPs and other oil and gas sub-sectors.  During his tenure at UBS, he worked on over $20 billion of MLP and energy equity offerings, $10 billion of mergers and acquisitions transactions, and in excess of $20 billion of debt deals.  Mr. Jorgensen’s previous experience includes working as an attorney for Bracewell & Giuliani and as an associate with Morgan Stanley’s Global Energy Group.  He received a J.D. from the University of Texas School of Law and a B.A. in Economics from Rice University.

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories, as of [•]:  registered investment companies, other pooled investment vehicles and other accounts.  For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

The following table provides information relating to other accounts managed by Mr. Tutcher:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	[•]	[•]	[•]
Number of Accounts Managed with Performance-Based Fees	[•]	[•]	[•]
Assets Managed (assets in millions)	$ [•]	$ [•]	$ [•]
Assets Managed with Performance-Based Fees (assets in millions)	$ [•]	$ [•]	$ [•]

The following table provides information relating to other accounts managed by Mr. Chisholm:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	[•]	[•]	[•]
Number of Accounts Managed with Performance-Based Fees	[•]	[•]	[•]
Assets Managed (assets in millions)	$ [•]	$ [•]	$ [•]
Assets Managed with Performance-Based Fees (assets in millions)	$ [•]	$ [•]	$ [•]

The following table provides information relating to other accounts managed by Mr. Jorgensen:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	[•]	[•]	[•]
Number of Accounts Managed with Performance-Based Fees	[•]	[•]	[•]
Assets Managed (assets in millions)	$ [•]	$ [•]	$ [•]
Assets Managed with Performance-Based Fees (assets in millions)	$ [•]	$ [•]	$ [•]

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day-to-day management responsibilities with respect to one or more other accounts.  The Adviser has adopted policies and procedures that are reasonably designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts.  These potential conflicts include:

Allocation of Limited Time and Attention.  As indicated in the tables above, the Portfolio Managers manage multiple accounts.  As a result, the Portfolio Managers will not be able to devote all of their time to management of the Fund.  The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of his/her attention to the management of only the Fund.

Allocation of Limited Investment Opportunities.  As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund.  If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser and its affiliates.  In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies.  At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the Portfolio Manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security.  In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.  For example, the sale of a long position or establishment of a short position by an account may impair the price of the same security sold short by (and therefore benefit) the Adviser, its affiliates, or other accounts, and the purchase of a security or covering of a short position in a security by an account may increase the price of the same security held by (and therefore benefit) the Adviser, its affiliates, or other accounts.  In addition, the Fund will generally invest in “core” energy MLP and infrastructure investments. Other accounts managed by the Fund’s Portfolio Managers may invest in “opportunistic” investments. Core investments are generally longer term holdings in energy MLPs and infrastructure companies that meet certain fundamental, qualitative criteria established by the Adviser’s Investment Committee. Opportunistic investments are generally expected to be shorter term holdings and represent technical valuation trading opportunities or the participation in initial public offerings (“IPOs”) or secondary offerings in MLPs or companies deemed not to meet the criteria of a core holding.  At this time, it is anticipated that the Fund will not participate in opportunistic investments. The Fund may participate in IPOs and secondary offerings only for core holdings. The Portfolio Managers of the Fund will determine which securities are deemed core and opportunistic and these decisions will be reviewed with and confirmed by the Adviser’s Investment Committee.

Selection of Broker/Dealers.  A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund or accounts that he supervises.  In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available.  These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others.  Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Fund or other accounts that the Adviser and its affiliates manage.  In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers.  In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of such Fund or the other accounts.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he/she manages.  If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Managers may be motivated to favor certain accounts over others.  The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests.  Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager.  For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts.  The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

Certain Business Relationships.  Dan C. Tutcher, a Portfolio Manager of the Fund, presently serves on the board of Enbridge, Inc. (NYSE:ENB). As of the date of this Statement of Additional Information, Enbridge Inc. is the parent company of Enbridge Energy Management (NYSE:EEQ), Midcoast Energy Partners (NYSE: MEP), Enbridge Energy Partners (NYSE:EEP), Spectra Energy Corp (NYSE:SE), DCP Midstream Partners (NYSE: DCP) and Spectra Energy Partners (NYSE: SEP) (collectively, the “Enbridge Companies”). As a board member, Mr. Tutcher attends quarterly board meetings for Enbridge, Inc. The Fund may from time to time invest in Enbridge Companies. In connection with any such investments, the Adviser has adopted policies and procedures that are designed to address potential conflicts of interest that may arise in connection with Mr. Tutcher’s service as a director of Enbridge Inc. Specifically, these policies and procedures, among other things; (i) establish information barriers designed to restrict Mr. Tutcher from sharing information regarding Enbridge Companies with other investment professionals of the Adviser, (ii) require Mr. Tutcher to recuse himself from any discussions by the Adviser’s Investment Committee involving Enbridge Companies and (iii) require that all trading decisions involving Enbridge Companies be made by other Portfolio Managers, without any input from Mr. Tutcher. While these policies and procedures are designed to allow the Fund to invest in Enbridge Companies, the policies and procedures may require the Adviser to restrict trading in Enbridge Companies from time to time, which may prevent the Fund from acquiring or disposing of securities of Enbridge Companies at a favorable time. In addition, as a result of these policies and procedures, the Fund will not benefit from Mr. Tutcher’s experience and expertise with respect to investments in Enbridge Companies.

The Adviser and the Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members.  However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation

The Portfolio Managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the Portfolio Manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm.  Since the Portfolio Managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork.  Base compensation for the Portfolio Managers varies in line with a Portfolio Manager’s seniority and position.  The compensation of Portfolio Managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the Portfolio Manager’s performance in meeting them.  The Adviser seeks to compensate Portfolio Managers commensurate with their responsibilities and performance, and in a manner that is competitive with other firms within the investment management industry.  Salaries, bonuses and stock-based compensation in the industry also are influenced by the operating performance of their respective firms and their parent companies.  While the salaries of the Portfolio Managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year.  Bonuses are determined on a discretionary basis by the senior executives of the firm and measured by individual and team-oriented performance guidelines.  Awards under the Long Term Incentive Plan (LTIP) are approved annually and there is a rolling vesting schedule to aid in retention of key people.  A key component of this program is achievement of client objectives in order to properly align interests with our clients.  Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the Portfolio Managers and other investment professionals has four primary components:

•                  A base salary;

•                  An annual cash bonus;

•                  If applicable, long-term compensation consisting of restricted stock or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and

•                  If applicable, long-term compensation consisting generally of restricted share units tied to the performance of funds managed by the Adviser.

The Portfolio Managers also receive certain retirement, insurance and other benefits that are broadly available to all employees.  Compensation of the Portfolio Managers is reviewed on an annual basis by senior management.

Securities Owned in the Fund by the Portfolio Managers

As of the date of this SAI, the Portfolio Managers did not beneficially own any shares of the Fund.

DISTRIBUTION AGREEMENT

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 777 East Wisconsin Avenue, 6th Floor, Milwaukee, WI 53202 (the “Distributor”), pursuant to which the Distributor acts as the Fund’s distributor, provides certain administration services and promotes and arranges for the sale of Fund shares.  The offering of the Fund’s shares is continuous.  The Distributor, USBFS, and Custodian are all affiliated companies.  The Distributor is a registered broker-dealer and member of FINRA.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

DISTRIBUTION PLANS

The Fund has adopted separate distribution and service plans (each, a “Plan,” and collectively, the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class A, Class C, and Class T Shares of the Fund.  Class T Shares are not currently offered for sale.  Payments may be made by the Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board.  Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping, and other overhead.  To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not be subject to its limitations.  Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor.  The Plans compensate the Distributor regardless of expense, and accordingly a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other funds in the Fund Complex and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund.  The Plans are intended to benefit the Fund, among other things, by increasing its assets and thereby reducing the Fund’s expense ratio.  The Independent Trustees have concluded that there is a reasonable likelihood that the Plans will benefit these classes and their respective shareholders.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund’s Board, including a majority of the Independent Trustees.  No Plan may be amended to materially increase the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Board in the manner described above.  Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).  Under each Plan, the Distributor will provide the Trustees with periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made.

Pursuant to the Plans, the Fund pays the Distributor 0.25% of its average daily net assets of Class A and Class T Shares and 1.00% of its average daily net assets of Class C Shares.  Class T Shares are not currently offered for sale.  In addition, pursuant to the Plans, the Adviser, its affiliates, or the Distributor and its affiliates may make payments from time to time from their own resources, which may include the investment advisory fee, administration fee, or the distribution fee received from the Fund, and past profits, for any of the foregoing purposes.  Due to the continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (“FINRA”).  Pursuant to the Distribution Agreement, the Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund’s shares.  The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

The amounts paid by the Fund may include third party servicing fees paid to the providers of various programs that make shares available to their customers.  Subject to tax limitations and approvals by the Board, the Fund also makes payments to the providers of various programs that make shares available to their customers, out of its assets other than Rule 12b-1 payments, in amounts not greater than savings of expenses the Fund would incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs.  The Adviser and its affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than Rule 12b-1 fees.

Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor.  There are no sales or service charge imposed by the Fund other than as described in the Joint Proxy Statement/Prospectus for Class A, Class C, and Class T Shares under the “Description of Share Classes” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services.  Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund.  Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund’s shares in that account.  It is the responsibility of the shareholder’s agent to establish procedures which would assure that, upon receipt of an order to purchase shares of the Fund, the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Trustee of the Fund had a direct or indirect financial interest in the operation of any Plan or related agreements.

The Rule 12b-1 Plan is intended to benefit the Fund by increasing its assets and thereby reducing the Fund’s expense ratio.

DETERMINATION OF SHARE PRICE

The NAV of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading.  The NYSE annually announces the days on which it will not be open for trading.  It is expected that the NYSE will not be open for trading on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV per share is calculated separately for each share class of the Fund.  The NAV of Class A, Class C, and Class T Shares of the Fund, as applicable, will generally be lower than the NAV of Class I Shares, as applicable, as a result of the higher service and distribution-related fees to which Class A, Class T, and Class C Shares are subject.  It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined under procedures approved by the Board.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  Pursuant to those procedures, a fair value determination may be based upon several considerations, including, among other things:  (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price.  Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

The Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the United States or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Joint Proxy Statement/Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

You may purchase shares of the Fund from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”).  Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged.  The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund.  If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

Though shareholders do not pay an initial sales charge at the time of purchase of Class C Shares, the Distributor compensates selling Financial Intermediaries by paying 1.00% of the purchase price for Class C Shares.  If Class C Shares are redeemed within approximately twelve months after purchase, shareholders are charged a contingent deferred sales charge (“CDSC”) of 1.00%.  You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed.  Proceeds from the CDSC and the 1.00% payments made by the Fund under the Plan, on behalf of the Class C Shares of the Fund, in the first year after purchase are paid to the Distributor and are used in whole or in part by the Distributor to pay the Adviser for financing of the 1.00% up-front commission to Financial Intermediaries who sell Class C Shares.  Financial Intermediaries will generally become eligible to receive some or all of such payments one year after purchase.  The combination of the CDSC and the ongoing Plan fee on Class C Shares facilitates the ability of the Fund to sell Class C Shares without a sales charge being deducted at the time of purchase.  Imposition of the CDSC and the Plan fee on Class C Shares is limited by the FINRA asset-based sales charge rule.

The public offering price of Fund shares is the NAV per share plus any applicable sales charge.  Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order.  In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities.  Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s investment restrictions, policies and objectives and otherwise acceptable to the Adviser and the Board.  If accepted, the securities will be valued using the same criteria and methods as described in “Pricing of Fund Shares” in the Joint Proxy Statement/Prospectus.

How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to your Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Joint Proxy Statement/Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.  Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone.  Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options.  For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners.  In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine.  These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

USBFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  If USBFS fails to employ reasonable procedures, the Fund and USBFS may be liable for any losses due to unauthorized or fraudulent instructions.  If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For additional information, contact USBFS.

Redemptions In-Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets).  The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold.  If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.  A distribution in-kind is a taxable event for shareholders.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid.  In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio.  If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption.  The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request.  If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely.  Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law.  Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

This section and the discussion in the Joint Proxy Statement/Prospectus (see section headed “Taxation”) provide a summary of certain U.S. federal income tax considerations generally applicable to U.S. Shareholders (as defined in the Joint Proxy Statement/Prospectus) that acquire shares pursuant to this offering and that hold such shares as capital assets (generally, for investment).  The discussion is based upon the Code, Treasury Regulations, judicial authorities, published rulings and procedures of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund, nor does it address all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules.  No ruling has been or will be sought from the IRS regarding any matter discussed herein.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.  Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of shares, as well as the effects of state, local and non-U.S. tax laws.

The Fund

The Fund is not and will not be eligible to elect to be treated as a regulated investment company under the Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships (such as MLPs in which the Fund invests).  As a result, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, and generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (at a maximum rate of 35%).  In addition, as a regular corporation, the Fund may be subject to state and local taxes in multiple states by reason of its investments in equity securities of MLPs.  Therefore, the Fund may have state and local tax liabilities in multiple states, which will reduce the Fund’s cash available to make distributions on the shares.  The Fund may be subject to a 20% federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular federal income tax liability.  The extent to which the Fund is required to pay U.S. federal, state or local corporate income, franchise, alternative minimum or other corporate taxes could materially reduce the Fund’s cash available to make distributions on the shares.

Certain Fund Investments

MLP Equity Securities.  MLPs are similar to corporations in many respects, but differ from them in others, especially in the way they are treated for U.S. federal income tax purposes.  A corporation is required to pay U.S. federal income tax on its income, and, to the extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are required to pay U.S. federal income tax on such dividends.  For this reason, it is said that corporate income is taxed at two levels.  An MLP is generally not subject to tax as a corporation.  An MLP is treated for U.S. federal income tax purposes as a partnership, which means no U.S. federal income tax is paid by the MLP.  A partnership’s income, gains, losses, expenses and tax credits are in effect considered earned by all of its partners and are generally allocated among all the partners in proportion to their interests in the partnership.  Each partner takes into account in its own tax return its share of the partnership’s income, gains, losses, expenses and tax credits, and is responsible for any resulting tax liability, regardless of whether the partnership distributes cash to the partners.  A cash distribution from a partnership is not itself taxable to the extent it does not exceed the distributee partner’s tax basis in its partnership interest and is generally treated as capital gain to the extent any cash distributed to a partner exceeds the partner’s tax basis (see description below as to how an MLP investor’s tax basis is calculated) in the partnership.  Partnership income is thus said to be taxed only at one level-at the partner level.

MLPs are publicly traded partnerships under the Code.  The Code generally requires publicly traded partnerships to be treated as corporations for U.S. federal income tax purposes.  If, however, a publicly traded partnership satisfies certain requirements, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes.  Specifically, if a publicly traded partnership receives 90 percent or more of its income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for federal income tax purposes.  Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or industrial source carbon dioxide.  The MLPs in which the Fund will invest are expected to be treated as partnerships for tax purposes.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP.  Accordingly, the Fund will be required to take into account the Fund’s allocable share of the income, gains, losses, deductions, expenses and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.  As described above, MLP distributions to partners are not taxable unless the cash amount distributed exceeds the distributee partner’s basis in its MLP interest.  The Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the net taxable income allocated to the Fund from such MLPs because of tax deductions such as depreciation, amortization and depletion that will be allocated to the Fund from the MLPs.  No assurance, however, can be given in this regard.  If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such assets.  Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (at a maximum rate of 35%), regardless of how long the Fund has held such assets.  The amount realized by the Fund in any case generally will be the amount paid by the purchaser of the asset plus, in the case of MLP equity securities, the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition.  The Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP.  Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will decrease the Fund’s tax basis in its MLP investments and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund.  A portion of any gain or loss recognized by the Fund on a disposition of an MLP equity security (or by an MLP on a disposition of an underlying asset) may be separately computed and taxed as ordinary income or loss under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Code.  Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition.  As a corporation, the Fund’s capital gains will be taxed at ordinary income rates, so treatment of gains as ordinary income will not cause the gains to be taxed at a higher rate.  Nevertheless, the Fund’s net capital losses may only be used to offset capital gains and therefore could not be used to offset gains that are treated as ordinary income.  Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain.

Any capital losses that the Fund recognizes on a disposition of an equity security of an MLP can only be used to offset capital gains that the Fund recognizes.  Any capital losses that the Fund is unable to use may be carried back for three taxable years and forward for five taxable years to reduce the Fund’s capital gains in such years.  Because (i) the periods for which capital losses may be carried back and forward are limited and (ii) the disposition of an equity security of an MLP may be treated, in significant part, as ordinary income, capital losses incurred by the Fund may expire without being utilized.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income.  Such items may increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Other Investments.  The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary versus capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses.  These provisions also (a) may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income prior to receiving corresponding amounts of cash.

If the Fund invests in debt obligations having original issue discount, the Fund may recognize taxable income from such investments in excess of any cash received therefrom.

Foreign Investments.  Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases.

Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.  Shareholders will not be entitled to claim credits or deductions on their own tax returns for foreign taxes paid by the Fund.

U.S. Shareholders

Distributions.  Distributions by the Fund of cash or property in respect of the shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt.  Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction.  Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) are eligible for U.S. federal income taxation at reduced rates generally applicable to long-term capital gains for individuals, provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of, and in reduction of, the U.S. Shareholder’s tax basis in the shares, and thereafter as capital gain.  Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares for more than one year.  The portion of the distribution received by the U.S. Shareholder from the Fund that is treated as a return of capital will decrease the U.S. Shareholder’s tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the U.S. Shareholder for tax purposes on the later sale of such Fund shares.  The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, or changes in tax laws).  Gains and other income realized by the Fund may also cause distributions from the Fund to be treated as taxable dividends rather than as return of capital distributions.  Because of these factors, the portion of the Fund’s distributions that is considered return of capital may vary materially from year to year.  Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

U.S. Shareholders that receive distributions in shares rather than in cash will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the fair market value of the shares received and (ii) reinvested such amount in shares.

Redemptions.  The Fund expects that redemptions of shares will generally be treated as taxable sales or exchanges.  A redemption of shares will generally be treated as a taxable sale or exchange of such shares for tax purposes, provided (a) the redemption is not essentially equivalent to a dividend, (b) the redemption is a substantially disproportionate redemption, (c) the redemption is a complete redemption of a shareholder’s entire interest in the Fund, or (d) the redeeming shareholder is not a corporation and the redemption is in partial liquidation of the Fund.

Upon a redemption treated as a sale or exchange, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount received in the redemption and the U.S. Shareholder’s adjusted tax basis in the shares.  A U.S. Shareholder’s adjusted tax basis in its shares may be less than the price paid for the shares as a result of distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits (i.e., returns of capital).  Any such capital gain or loss will be long-term capital gain or loss if the U.S. Shareholder has held the shares for more than one year at the time of disposition.  Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are subject to U.S. federal income taxation at reduced rates.  The deductibility of capital losses is subject to limitations under the Code.  Redemptions that do not qualify for sale or exchange treatment will be treated as described under “Distributions” above.

Medicare Contribution Tax.  A 3.8% federal tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases).  This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.  For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Annual tax statement.  Each year, the Fund will send you an annual tax statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns.  When necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

UBTI.  Under current law, an investment in shares will not generate unrelated business taxable income (“UBTI”) for tax-exempt U.S. Shareholders, provided that the tax-exempt U.S. Shareholder does not incur “acquisition indebtedness” (as defined for U.S. federal income tax purposes) with respect to the shares.  A tax-exempt U.S. Shareholder would recognize UBTI by reason of its investment in the Fund if the shares constitute debt-financed property in the hands of the tax-exempt U.S. Shareholder.

Tax Certification and Backup Withholding.  Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in the Fund.  For U.S. citizens and resident aliens, this certification is made on IRS Form W-9.  Under these laws, the Fund must withhold a portion of your dividends and sales proceeds unless (if applicable as to the last four points below) you:

•                  provide your correct Social Security or taxpayer identification number,

•                  certify that this number is correct,

•                  certify that you are not subject to backup withholding,

•                  certify that you are a U.S. person (including a U.S. resident alien), and

•                  are not the subject of an instruction by the IRS to the Fund that backup withholding must be applied.

The Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any dividends or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting.  Non-U.S. investors have special U.S. tax certification requirements.

Foreign Shareholders

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts, and estates.  Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of Fund shares, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person, and, for non-individual foreign shareholders, a 30% branch profits tax.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on the Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of the Fund generally applies if paid to a foreign entity unless:  (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA.  If applicable, and subject to any intergovernmental agreements, withholding under FATCA is required: (i) generally with respect to distributions from the Fund; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2019.  If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction.  The Fund will not pay any additional amounts in respect to amounts withheld under FATCA.  You should consult your tax adviser regarding the effect of FATCA based on your individual circumstances.

State and Local Tax Considerations

The Fund may be subject to state or local tax in jurisdictions in which the Fund is organized or may be deemed to be doing business.

Distributions may be subject to state and local income taxes.  In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from their treatment under the U.S. federal income tax laws.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders.  Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.  The Fund does not expect to seek any rulings from the Internal Revenue Service or opinions from tax counsel.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

GENERAL INFORMATION

The Trust’s Amended and Restated Agreement and Declaration of Trust dated as of September 27, 2011 (the “Declaration of Trust”) permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby materially changing the proportionate beneficial interest in a series or any class thereof.  Upon a series’ liquidation, all shareholders would share pro rata in the net assets of such series available for distribution to shareholders unless otherwise determined by the Trustees or otherwise provided by the Declaration of Trust.

With respect to each series, the Trust may offer more than one class of shares.  The Trust reserves the right to create and issue additional series or classes.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Currently, each series, other than the MLP Fund, offers four classes of shares of beneficial interest — “Class A” Shares, “Class C” Shares, “Class I” Shares, and “Class Y” Shares.  The MLP Fund offers five classes of shares of beneficial interest — “Class A” Shares, “Class C” Shares, “Class I” Shares, “Class T” Shares, and “Class Y” Shares.  Class T Shares are not currently offered for sale.  Following the reorganization of the Predecessor Fund into the MLP Fund, investors of the Predecessor Fund’s “Class A” Shares and “Class C” Shares will receive “Class A” Shares and “Class C” Shares of the MLP Fund, respectively, and “Institutional Class” Shares will receive “Class Y” Shares of the MLP Fund in exchange.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.  General liabilities of the Trust which are not readily identifiable as belonging to a specific series are allocated among any one or more series in a manner believed by the Trustees of the Trust to be fair and equitable.  Shares have no pre-emptive or conversion rights.  Shares, when issued, are fully paid and non-assessable, except as set forth below.  On each matter submitted to a vote of shareholders, unless the Trustees determine otherwise, all shares of all series and classes shall vote together as a single class; provided, however, that:  (i) as to any matter with respect to which a separate vote of any series or class is required by the 1940 Act or other applicable law or is required by attributes applicable to any series or class, such requirements as to a separate vote by that series or class shall apply; (ii) unless the Trustees determine that this clause (ii) shall not apply in a particular case, to the extent that a matter referred to in clause (i) above affects more than one series or class and the interests of each such series or class in the matter are identical, then the shares of all such affected series or classes shall vote together as a single class; and (iii) as to any matter which does not affect the interests of a particular series or class, only the holders of shares of the one or more affected series or classes shall be entitled to vote.  As determined by the Trustees, in their sole discretion, without the vote or consent of shareholders, (except as required by the 1940 Act) on any matter submitted to a vote of shareholders either (x) each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote or (y) each dollar of NAV (number of shares owned times NAV per share of the Trust, if no series shall have been established, or of such series or class, as applicable) shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.  Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees established that each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.  There is no cumulative voting in the election of Trustees.  Shares may be voted in person or by proxy or in any manner provided for in the By-Laws or as determined by the Trustees.  A proxy may be given in writing, electronically, by telefax, or in any other manner provided for in the By-Laws or as determined by the Trustees.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote.  Shareholders also have, in certain circumstances, the right to remove one or more Trustees.  Except as specifically provided in the Declaration of Trust, the Trustees may, without shareholder vote, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration supplemental thereto or an amended and restated Declaration.  Shareholders shall have the right to vote: (i) on any amendment which would affect their right to vote granted in the Declaration of Trust, (ii) on any amendment for which such vote is required by the 1940 Act and (iii) on any amendment submitted to them by the Trustees.  Any amendment required or permitted to be submitted to shareholders which, as the Trustees determine, shall affect the shareholders of one or more series or classes shall be authorized by vote of the shareholders of each series or class affected and no vote of shareholders of a series or class not affected shall be required.  Anything in the Declaration of Trust to the contrary notwithstanding, any amendment to Article VIII (Compensation, Limitation of Liability of Trustees) thereof shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of any persons protected thereby prior to such amendment.  The Trustees may without shareholder vote, restate or amend or otherwise supplement the By-Laws and the Certificate of Trust as the Trustees deem necessary or desirable.  The Trust or any series or class may be terminated by the Trustees by written notice to the series’ or class’ shareholders.  Unless so terminated, the Trust will continue indefinitely.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

FINANCIAL STATEMENTS

The Fund is recently organized and has had no operations of its own as of the date of this SAI, but will be the successor to the Predecessor Fund, as described in the Joint Proxy Statement/Prospectus dated [•]. The financial statements of the Predecessor Fund are incorporated by reference from its Annual Report to shareholders for the fiscal year ended November 30, 2016 and the unaudited financial statements included in the Predecessor Fund’s Semi-Annual Report to shareholders for the period ended May 31, 2017.

APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Unrated:  Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.                                      An application for rating was not received or accepted.

2.                                      The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.                                      There is a lack of essential data pertaining to the issue or issuer.

4.                                      The issue was privately placed, in which case the rating is not published in Moody’s Investors Service, Inc.’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:                  Moody’s may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SAI: A-1

STANDARD & POOR’S RATINGS SERVICE

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C:

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1:	The rating C1 is reserved for income bonds on which no interest is being paid.

D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation.  Capacity for timely payment on issues with an A-2 designation is strong.  However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s.  Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

SAI: A-2

APPENDIX B

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

MAY 2012

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.                                    Proxy Voting Committee

BIM’s internal proxy voting committee (“Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”) provided in Exhibit A attached hereto.

B.                                    Administration and Voting of Portfolio Proxies

1.                                      Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients.  In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences.  Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients.  Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2.                                      Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines.  As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis.  BIM bears ultimate responsibility for how portfolio proxies are voted.  Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines.  The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.                                      Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates.  To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

SAI: B-1

•                  BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•                  BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

•                  BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes.  To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•                  If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•                  If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.                                      Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures.  In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time.  In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting.  If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.                                    Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors/Trustees of its affiliated funds (the “Funds”) describing:

•                  any issues arising under these Policies and Procedures since the last report to the Fund’s Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•                  any proxy votes taken by BIM on behalf of the Fund since the last report to the Fund’s Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Fund with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

SAI: B-2

BIM will maintain all records that are required under, and in accordance with the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•                  these Policies and Procedures, as amended from time to time;

•                  records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•                  records of written client requests for proxy voting information and any written responses of BIM to such requests; and

•                  any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.                                    Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary.  Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors/Trustees of the Fund for review and approval.

E.                                    Proxy Voting Guidelines

Guidelines are available upon request.

SAI: B-3

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SAI: B-4

BROOKFIELD INVESTMENT FUNDS
(THE “REGISTRANT”)

PART C

Item 15.        Indemnification

Pursuant to 12 Del. C. § 3817, subject to such standards and restrictions, if any, as are set forth in the governing instrument of a statutory trust, a statutory trust shall have the power to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever.

The Registrant has purchased insurance on behalf of its officers and Trustees protecting such persons from liability arising from their activities as officers or Trustees of the Registrant.  The insurance policy has certain exclusions, including, but not limited to, those acts determined to be fraudulent, dishonest or criminal acts, omissions and improper personal profit or advantage, or under bad faith, willful misconduct, gross negligence or reckless disregard of duties.

Reference is made to the provisions of Article VIII, Sections 8.2, 8.4, 8.5 and 8.6 of the Registrant’s Amended and Restated Agreement and Declaration of Trust.  Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on October 4, 2011.

Reference is made to Section 7 of the Form of Distribution Agreement between Registrant and Quasar Distributors, LLC.  Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on October 4, 2011.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits

1.                                      Charter Documents:

(a)                                 Certificate of Trust as filed with the State of Delaware on May 12, 2011.(1)

(b)                                 Amended and Restated Agreement and Declaration of Trust dated September 27, 2011.(2)

(c)                                  Certificate of Establishment and Designation of Registrant, on behalf of its series, Center Coast Brookfield MLP Focus Fund.(12)

(d)                                 Certificate of Establishment and Designation of Registrant, on behalf of its series, Brookfield Real Assets Debt Fund.(12)

2.                                      By-laws of Registrant dated September 27, 2011.(2)

3.                                      Not Applicable.

4.                                      Form of Agreement and Plan of Reorganization and Liquidation — filed herewith as Appendix A to the Joint Proxy Statement/Prospectus.

5.                                      Instruments Defining Rights of Security Holders is incorporated by reference to:

(a)                                 Articles II, VI, VII, and IX of the Amended and Restated Agreement and Declaration of Trust.(2)

(b)                                 Article IV of the By-laws of Registrant.(2)

6.                                      Investment Management Agreements:

(a)                                 Form of Investment Advisory Agreement between Registrant, on behalf of its series, Center Coast Brookfield MLP Focus Fund, and Brookfield Investment Management Inc.(12)

(b)                                 Form of Expense Limitation Agreement between Registrant, on behalf of its series, Center Coast Brookfield MLP Focus Fund, and Brookfield Investment Management Inc.(12)

7.                                      Distribution Agreements:

(a)                                 Form of Distribution Agreement between Registrant and Quasar Distributors, LLC.(2)

(i)           Form of First Amendment to the Distribution Agreement.(6)

(ii)          Form of Second Amendment to the Distribution Agreement.(8)

(iii)         Form of Third Amendment to the Distribution Agreement.(9)

(iv)         Form of Fourth Amendment to the Distribution Agreement.(12)

8.                                      Not Applicable.

9.                                      Custody Agreements:

(a)                                 Form of Custody Agreement between Registrant and U.S. Bank National Association.(2)

(i)           Form of First Amendment to the Custody Agreement.(6)

(ii)          Form of Second Amendment to the Custody Agreement.(8)

(iii)         Form of Third Amendment to the Custody Agreement.(9)

(iv)         Form of Fourth Amendment to the Custody Agreement.(12)

10.                               Distribution Plan and Rule 18f-3 Plan:

(a)                                 Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(2)

(i)           Form of Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(6)

(ii)          Form of Second Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(8)

(iii)         Form of Third Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(8)

(iv)         Form of Fourth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(12)

(b)                                 Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(2)

(i)           Form of Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(6)

(ii)          Form of Second Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(8)

(iii)         Form of Third Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(8)

(iv)         Form of Fourth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(12)

(c)                                  Form of Plan of Distribution pursuant to Rule 12b-1 relating to Class T Shares.(12)

(d)                                 Form of Amended and Restated Rule 18f-3 Plan.(6)

(i)          Form of Second Amended and Restated Rule 18f-3 Plan.(8)

(ii)         Form of Third Amended and Restated Rule 18f-3 Plan.(8)

(iii)        Form of Fourth Amended and Restated Rule 18f-3 Plan.(12)

11.                               Opinion of Counsel:

(a)                                 Form of Legal Opinion and Consent of Richards, Layton & Finger, P.A. regarding legality of shares.(11)

(b)                                 Consent of Paul Hastings LLP.(11)

12.                               Form of Paul Hastings LLP Opinion as to tax matters and consent.(11)

13.                               Other Material Contracts

(a)                                 Form of Administration Agreement between Registrant, on behalf of its series, Center Coast Brookfield MLP Focus Fund, and Brookfield Investment Management Inc.(12)

(b)                                 Form of Fund Sub-Administration Servicing Agreement between Brookfield Investment Management Inc. with respect to the Registrant and U.S. Bancorp Fund Services, LLC.(2)

(i)          Form of First Amendment to the Fund Sub-Administration Servicing Agreement.(6)

(ii)         Form of Second Amendment to the Fund Sub-Administration Servicing Agreement.(8)

(iii)        Form of Third Amendment to the Fund Sub-Administration Servicing Agreement.(9)

(iv)        Form of Fourth Amendment to the Fund Sub-Administration Servicing Agreement.(12)

(c)                                  Form of Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(2)

(i)                                     Form of First Amendment to the Fund Accounting Servicing Agreement.(6)

(ii)                                  Form of Second Amendment to the Fund Accounting Servicing Agreement.(8)

(iii)                               Form of Third Amendment to the Fund Accounting Servicing Agreement.(9)

(iv)                              Form of Fourth Amendment to the Fund Accounting Servicing Agreement.(12)

(d)                                 Form of Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(2)

(i)                                     Form of First Amendment to the Transfer Agent Servicing Agreement.(6)

(ii)                                  Form of Second Amendment to the Transfer Agent Servicing Agreement.(8)

(iii)                               Form of Third Amendment to the Transfer Agent Servicing Agreement.(9)

(iv)                              Form of Fourth Amendment to the Transfer Agent Servicing Agreement.(12)

(e)                                  Form of Subscription Agreement between Registrant and Brookfield Investment Management Inc.(12)

14.                               Other Opinions:

(a)                                 Consent of Tait, Weller & Baker LLP.(11)

15.                               Not Applicable.

16.                               Powers of Attorney.(11)

17.                               Additional Exhibits

(a)                                 Form of Proxy Card.(11)

(1) Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on May 18, 2011.

(2) Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on October 4, 2011.

(3) Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on November 4, 2011.

(4) Incorporated by reference to the Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on April 30, 2013.

(5) Incorporated by reference to the Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on August 30, 2013.

(6) Incorporated by reference to the Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on November 12, 2013.

(7) Incorporated by reference to the Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on April 30, 2014.

(8) Incorporated by reference to the Registrant’s Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on October 15, 2014.

(9) Incorporated by reference to the Registrant’s Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on July 1, 2015.

(10) Incorporated by reference to the Registrant’s Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on May 1, 2017.

(11) Filed herewith.

(12) To be filed by amendment.

Item 17.  Undertakings.

1.                                      The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.                                      The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.                                      The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, BROOKFIELD INVESTMENT FUNDS, certifies that it has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of October, 2017.

BROOKFIELD INVESTMENT FUNDS

By:	/s/ Brian F. Hurley
Brian F. Hurley
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on N-14 has been signed below by the following persons in the capacities and on the date(s) indicated.

SIGNATURE		CAPACITY	DATE

/s/ Brian F. Hurley		President (Principal Executive Officer)	October 27, 2017
Brian F. Hurley

/s/ Heather S. Goldman*		Trustee	October 27, 2017
Heather S. Goldman

/s/ David Levi*		Trustee	October 27, 2017
David Levi

/s/ Angela W. Ghantous		Treasurer (Principal Financial and Accounting Officer)	October 27, 2017
Angela W. Ghantous

/s/ Edward A. Kuczmarski*		Trustee	October 27, 2017
Edward A. Kuczmarski

/s/ Stuart A. McFarland*		Trustee	October 27, 2017
Stuart A. McFarland

/s/ Louis P. Salvatore*		Trustee	October 27, 2017
Louis P. Salvatore

*By:	/s/ Brian F. Hurley
Brian F. Hurley
Attorney-In-Fact, pursuant to Power of Attorney

Exhibit List

(11)(a)	Form of Legal Opinion and Consent of Richards Layton and Finger regarding legality of shares.

(11)(b)	Consent of Paul Hastings LLP.

(12)	Form of Paul Hastings LLP Opinion as to tax matters and consent.

(14)(a)	Consent of Tait, Weller & Baker LLP.

(16)	Powers of Attorney.

(17)(a)	Form of Proxy Card.